THIS FACILITY AGREEMENT is dated June 4, 1991 and made BETWEEN:

(1) COMDISCO,INC.of 6111 North River Road, Rosemont, Illinois 60018 as borrower and drawer (the "COMPANY");

(2) NATIONAL WESTMINSTER BANK PLC of National Westminster Tower, 25 Old Broad Street, London EC2N 1HQ as arranger (in this capacity the "ARRANGER");

(3) THE BANKS whose names appear in Parts I, II, III and IV of Exhibit A as, respectively, underwriters, swingline banks, issuing banks and tender panel members;

(4) NATIONAL WESTMINSTER BANK PLC of National Westminster Tower, 25 Old Broad Street, London EC2N 1HQ as facility agent (in this capacity the "FACILITY AGENT") and as tender panel agent (in this capacity the "TENDER PANEL AGENT");

(5) NATIONAL WESTMINSTER BANK PLC of 175 Water Street, New York, N.Y. 10038, U.S.A. as swingline agent (in this capacity the "SWINGLINE AGENT"); and

(6) BARCLAYS BANK PLC of 75 Wall Street, New York, NY 10265 as letter of credit agent (in this capacity the "LETTER OF CREDIT AGENT").

1.    INTERPRETATION

1.1    TERMS DEFINED

In this Agreement:

"ACCEPTANCE COMMISSION RATE"

in relation to a Tender Panel Member and a Bill, means the rate of acceptance commission bid by the Tender Panel Member for the acceptance of the Bill.

"ADDITIONAL BORROWER"

means a Borrower which has become a Borrower in accordance with Clause 29.11.

"ADDITIONAL COST"

in relation to an Advance denominated in Sterling, (other than an Advance maintained in Euro-Sterling) means the cost imputed to the Bank making the Advance of compliance with the Mandatory Liquid Assets requirements of the Bank of England during the Term of the Advance, expressed as a rate per annum and calculated in accordance with Exhibit C.

"ADJUSTED CD RATE"

means, as of any date, the rate per annum (rounded upwards, if necessary, to two decimal places) determined by the Facility Agent to be equal to the sum of
(1)(A) the CD Bid Rate as of such date, divided by (B) 1 minus the Reserve Requirement on such date, plus (if the relevant Bank is FDIC insured) (2) the FDIC Assessment Rate in effect on such date.

"ADVANCE"

means:

    (a) when designated "UNDERWRITTEN", an advance made or to be made by an Underwriter under the Underwritten Advance Facility referred to in Clause 2.1(a);

     (b) when designated "UNCOMMITTED", an advance made or to be made by a Tender Panel Member under the Uncommitted Advance Facility referred to in Clause 2.1(b);

     (c) when designated "SWINGLINE", an advance made or to be made by a Swingline Bank under the Swingline Advance Facility referred to in Clause 2.1(d);

    (d) when designated "COMMITTED", an Underwritten Advance or a Swingline Advance; and

    (e) without any designation, any of the above advances, as the context requires.

"AFFILIATE"

in relation to a person, means any Subsidiary or holding company of that person, and any other Subsidiary of that holding company.

"AFFILIATED BANK"

in relation to a Bank, means any other Bank which is an Affiliate of the Bank, unless either Bank notifies the Facility Agent and the Company that it is not to be regarded as the other's Affiliated Bank for the purposes of this Agreement.

"AGENT"

means the Facility Agent, the Tender Panel Agent, the Swingline Agent or the Letter of Credit Agent.

"AGGREGATE MATERIAL AMOUNT"

means, at any time, an amount equal to the higher of (i) five per cent. of Consolidated Tangible Net Worth of the Company and its Subsidiaries at such time and (ii) U.S. $25,000,000.

"ANNIVERSARY"

means December 30 in any year.

"APPLICABLE RATE"

means, on any day, the higher of:

    (a)    the Prime Rate; and

    (b) the aggregate of the Federal Funds Rate and nought point five per cent. (0.5), on that day.

"AVAILABLE FACILITY AMOUNT"

means, at any time, the Total Commitments at that time less the Original Dollar Amount of the then outstanding Utilisations which have not fallen due for repayment or payment (as appropriate) (including for this purpose the Letter of Credit Outstandings), but in the case of the determination of the Available Facility Amount at the date of delivery of a Request or at any time between then and the related Utilisation Date, it shall be adjusted as follows:

     (a) the Original Dollar Amount of any other Utilisation which is to be made on or before the relevant Utilisation Date and having a Maturity Date falling after the relevant Utilisation Date shall be deducted;

     (b) the Original Dollar Amount of any Utilisation which has been made and which will have fallen due for repayment or payment (as appropriate) on or before the relevant Utilisation Date shall be added;

     (c) the amount of any reduction or cancellation of the Total Commitments which is then scheduled to occur during the proposed Terms or Tenor of the Utilisation shall be deducted;

     (d) the aggregate amount of all Existing Facility Outstandings which will fall due for repayment or payment (as appropriate) under the Existing Facility Agreement (calculated as an Original Dollar Amount in accordance with the Existing Facility Agreement) after the Utilisation Date shall be deducted; and

   (e) the Original Dollar Amount of any Utilisation (both as determined in accordance with the Existing Facility Agreement) which is to be made on or before the relevant Utilisation Date under this Facility Agreement and having a Maturity Date determined under the Existing Facility Agreement falling after the relevant Utilisation Date under this Facility Agreement shall be deducted.

"BANK"

means any of the Underwriters, Swingline Banks, Issuing Banks and Tender Panel Members.

"BENEFICIARY"

means Manufacturers Hanover Trust Company of New York or its successor as Depositary or such other person as may be appointed a Depositary under a CP Programme and approved in accordance with this Agreement, being the beneficiary in whose favour a Letter of Credit is issued for the benefit of the holders of Commercial Paper.

"BILL"

means a Sterling bill of exchange drawn by a Borrower, substantially in the form of Exhibit I accepted or to be accepted by a Tender Panel Member under the Uncommitted Bankers' Acceptance Facility.

"BORROWER"

means the Company or any Additional Borrower and shall include Finance in its capacity as an Issuer.

"BORROWERS' AGENT"

means the agent of the Borrowers, being a wholly owned subsidiary of the Company, appointed under Clause 29.11(b) and any successor appointed thereunder.

"BUSINESS DAY"

means a day (other than a Saturday or a Sunday) on which banks are open for business in each of:

     (a) London, Chicago and New York City (except (i) in the case of any Utilisation of the Letter of Credit Facility (not being for the first issue of a Letter of Credit or for a Utilisation of a Letter of Credit for a CP Programme backing Euro-commercial paper), for which purpose, banks in New York City and Chicago only need be open for business and (ii) in the case of any utilisation of the Swingline Advance Facility, for which purpose banks in London and New York City only need be open for business,

     (b) in the case of a determination of LIBOR for an Advance denominated in Sterling and maintained in Euro-Sterling, Paris, and

     (c) (if on that day a payment is to be made in an Optional Currency other than Sterling) the principal financial centre of the country of that Optional Currency.

"BUY-LEASE"

means:

   (a)    any lease of any Equipment; or

   (b) any conditional sale or similar arrangement providing for the sale of any Equipment and for the retention by the vendor of a Security Interest in such Equipment to secure the payment of amounts payable thereunder by the purchaser, but in each case only if a member of the Group is the lessee or purchaser thereunder (or assignee of any thereof).

"CAPITALIZED LEASE"

means any lease, the obligations to pay rent or other amounts under which constitute Capitalized Lease Obligations.

"CAPITALIZED LEASE OBLIGATIONS"

means, as to any person, the obligations of such person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such person, under generally accepted accounting principles and, for the purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles.

"CASH COLLATERAL ACCOUNT"

means an account to be established by the Facility Agent under Clause 21.3 as security for, and for application by, the Facility Agent for the reimbursement of payments made under a Letter of Credit by an Issuing Bank.

"CASH EQUIVALENT INVESTMENT"

means at any time:

    (a) any evidence of indebtedness issued or guaranteed by the Government of the United States of America;

    (b) commercial paper, maturing not more than three months after the date of issue and rated P-2 or better by Moody's Investors Service, Inc. or A-2 or better by Standard & Poor's Corporation, issued by a corporation (excepting the Company or any Affiliate) organised under the laws of any State of the United States of America; and

   (c) any certificate of deposit or acceptance, maturing not more than six months thereafter, issued by a commercial banking institution which is a member of the Federal Reserve System and which has a combined capital and surplus and undivided profits of not less than $500,000,000.

"CD ADVANCE"

means an Advance denominated in Dollars in respect of which the relevant Borrower has elected interest be calculated by reference to the Adjusted CD Rate.

"CD BID RATE"

means in relation to any CD Advance, the rate for the relevant Rate Fixing Date determined by the Facility Agent to be the arithmetic mean (rounded upwards, if necessary, to two decimal places) of the secondary market offered rates of the Reference Dealers as of 10.00 a.m., New York City time, on such Rate Fixing Day for negotiable certificates of deposit of major United States money center banks with a remaining maturity as close as possible to the specified term and in an amount determined by the Facility Agent to be comparable with the amounts in which such certificates of deposit are normally issued by such banks to major institutional investors. As used herein, "THE SPECIFIED TERM" means the Term of the CD Advance in respect of which the CD Bid Rate is to be determined on a particular Rate Fixing Day.

"CODE"

means the Internal Revenue Code of the U.S.A. of 1986, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. Reference to sections of the Code shall be construed to also refer to any successor sections.

"COMMERCIAL PAPER"

means commercial paper issued by an Issuer under a CP Programme.

"COMMITMENT"

in relation to a Bank, means:

      (a) if the Bank is an Underwriter, the amount in Dollars set opposite its name; or

      (b) if the Bank is not an Underwriter, the amount in Dollars set opposite the name of its Affiliated Bank (if any) which is an Underwriter,

in Part I of Exhibit A, to the extent not cancelled or reduced under this Agreement (including by virtue of any Underwriter declining to extend its Commitment pursuant to Clause 2.4 of this Agreement) (together the "TOTAL COMMITMENTS").

"COMMITTED BANK"

means an Underwriter or a Swingline Bank.

"COMPLIANCE CERTIFICATE"

means a compliance certificate, including all Attachments annexed thereto, substantially in the form of Exhibit P duly executed by the Chief Executive Officer or Chief Financial Officer or Controller of the Company together with such changes therein as the Facility Agent may from time to time reasonably request, provided, however, that such certificate shall demonstrate compliance with the covenants contained in Clause 20.ll of this Facility Agreement.

"COMPOSITE 3.30 P.M. QUOTATIONS FOR U.S. GOVERNMENT SECURITIES"

means the daily statistical release designated as such, or any successor publication, published by the Federal Reserve Bank of New York.

"CONSOLIDATED NET INCOME"

shall have the meaning given to it in accordance with generally accepted accounting principles.

"CONSOLIDATED TANGIBLE NET WORTH"

means at any time the consolidated capital (including in excess of par value but excluding the effect of deferred translation adjustment and retained earnings of the Company and its Subsidiaries less all franchises, patents, patent applications, trademarks, goodwill, research and development expense, the after-tax effect of unamortized debt discount and any other unamortised debt expense and other intangibles, calculated in accordance with Attachment 1 to the form of Compliance Certificate set forth in Exhibit P.

"CONTINENTAL AGREEMENT"

means the credit agreement dated as of March 1, 1990 made between the Company, Comdisco Disaster Recovery Services, Inc., various financial institutions and Continental Bank, N.A. as agent.

"CONTRACT"

means:

   (a)    any lease of any Equipment;

   (b) any conditional sale or similar arrangement providing for the sale of any Equipment and for the retention by the vendor of a Security Interest in such Equipment to secure the payment of amounts payable thereunder by the purchaser; or

   (c) any note (and any related loan or other agreement) evidencing a loan to finance the acquisition (including an acquisition theretofore made) of any Equipment and secured by a Security Interest in such Equipment, but in each case only if a member of the Group is the lessor, vendor or lender thereunder (or assignee of any thereof) and "RELATED CONTRACT" shall, when used with reference to any Equipment, mean the Contract covering or secured by such Equipment.

"CONTRACTING PARTY"

means any of the Financial Institutions and the Borrowers.

"CONTRACT RECEIVABLE"

means all amounts due and to become due from time to time under each Contract from the person who is lessee, purchaser or borrower thereunder to a member of the Group, whether or not subject to any termination or similar option, and including, without limitation, in the case of any lease, all amounts payable as rental or pursuant to any purchase, renewal, termination or other obligation or option of such person, in the case of any conditional sale agreement or similar arrangement, all amounts payable as purchase price (including interest) or pursuant to any other obligation or option of such person, and in the case of any note evidencing a loan, all amounts payable as principal and interest or pursuant to any other obligation or option of such person; and "RELATED CONTRACT RECEIVABLE" shall mean the Contract Receivable with respect to a Contract.

"CP DEALER"

means in respect of the U.S. CP Programme any of the following Merrill Lynch Money Markets, Inc. and Barclays de Zoete Wedd Securities, Inc. and in respect of the Euro- CP Programme any of the following NatWest Capital Markets Limited, Barclays de Zoete Wedd Ltd., UBS Phillips & Drew Securities Ltd., or, in each case any substitute or additional dealer appointed under Clause 9.24.

"CP NOTES"

means short-term commercial paper notes issued by an Issuer under a Depositary Agreement pursuant to a CP Programme constituting (in respect of the U.S. CP Programme), "COMDISCO BAB Notes" and "COMDISCO UBS Notes" and (in respect of the Euro-CP Programme) "COMDISCO NWB Notes" or "COMDISCO FINANCE NWB Notes".

"CP PROGRAMME"

means a U.S. domestic ("US") or Euro-commercial ("Euro") paper programme, the terms of which (including the paying agency and depositary arrangements) shall have been approved in accordance with Clause 9 by the Facility Agent, the Letter of Credit Agent and the Issuing Bank whose Letter of Credit will be supporting the same, pursuant to which the Company or Finance (guaranteed by the Company) will issue Commercial Paper through the relevant CP Dealers.

"CUMULATIVE NET LOSSES"

 means the aggregate consolidated net losses of the Group set out in Attachment 7 to the form of Compliance Certificate set forth in Exhibit P.

"DEALER AGREEMENT"

means the agreement between the Company and each CP Dealer in relation to each CP Dealer's purchase of CP Notes.

"DEFAULT"

means any Event of Default and any event or condition which, with the giving of notice to the Company, lapse of time or fulfilment of any other applicable condition (or any combination of the foregoing), would constitute an Event of Default.

"DELAYED NOTE"

means any CP Note that is not presented for payment before close of business (local time) on the l5th day after the Stated Maturity Date of such CP Note (or if such l5th day is not a Business Day, on the first Business Day thereafter)

"DEPOSITARY AGREEMENT"

shall mean the depositary agreement or, in the case of a Euro-CP Programme, issuing and paying agency agreement entered into or to be entered into among the depositary or issuing and paying agent, as the case may be, named therein (the "DEPOSITARY") the Company and in the case of a Euro-CP Programme, Finance and an Issuing Bank or, if not a party, to be accepted by an Issuing Bank in respect of a CP Programme and approved in accordance with Clause 9 below.

"DOLLARS" or "U.S.$"

means the lawful currency for the time being of the U.S.A.

"EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES"

means at any time the earnings from continuing operations of the Company and its Subsidiaries before any adjustments for or on account of any income taxes.

"ELIGIBLE BILL"

means a Sterling bill of exchange eligible for rediscounting at the Bank of England.

"ELIGIBLE BILL DISCOUNT RATE"

in relation to any Bill, means the rate (as determined by the Facility Agent at or about 10.30 a.m. on the date of receipt by the Facility Agent of the relevant Request or on its Utilisation Date as the case may be) at which Eligible Bills of an equivalent tenor, accepted by banks whose acceptances are for the time being treated as eligible acceptances by the Bank of England, can be discounted in the London Discount Market at that time.

"ELIGIBLE CONTRACT"

shall mean any Contract which meets each of the following requirements:

    (a) the lessee, purchaser or borrower thereunder (the "OBLIGOR") is not an affiliate of the Company;

    (b) the Company or a Subsidiary is (i) lawful owner of the Equipment subject to such Contract or (ii) if such Contract is a sublease, the lessee of such Equipment or (iii) the holder of a perfected security interest in such Equipment; and

   (c)    the related Obligor shall not have:

       (i) asserted any then existing offset, counterclaim or other defence with respect to any amount due or to become due under such Contract,

       (ii) failed (which failure is then continuing) to pay in full any amount payable by it, or to perform fully any other obligation to be performed by it, under such Contract within 90 days after such amount is due and payable or such other obligation is to be performed, or

       (iii) become insolvent, or generally failed to pay its debts as they become due, or admitted in writing its inability or refusal to pay its debts as they matured; or consented to or acquiesced in the appointment of a trustee, receiver or other custodian for it or any of its property; or, in the absence of such application, consent or acquiescence, had a trustee, receiver or other custodian appointed for such Obligor or for a substantial part of its property; or had any bankruptcy, reorganisation, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, instituted by or against such Obligor; or taken any corporate action to authorise any of the foregoing; PROVIDED, HOWEVER, that any Contract which is not eligible solely due to the provisions of this clause
(iii) shall become eligible upon affirmation of such Contract by the Obligor (or the trustee for or other successor-in-interest to the Obligor) in an appropriate proceeding.

"EQUIPMENT"

means tangible personal property (whether such tangible personal property is defined as inventory, equipment or farm products under the Illinois Uniform Commercial Code) used in business (i.e., used for any purpose other than personal, family or household purposes); and "RELATED EQUIPMENT" shall, when used with reference to any Contract, mean the Equipment subject to or securing such Contract.


"ERISA"

means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time.

"ERISA AFFILIATE"

means any corporation, trade or business that is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in sections 414(b) and 414(c), respectively, of the Code or section 4001 of ERISA.

"EVENT OF DEFAULT"

means any of the events specified in Clause 21.1.

"EXISTING FACILITY AGREEMENT"

means the facility agreement dated l2th May, l989 as amended by Supplemental Agreements dated 20th April l990 and 28th September l990 between the Company, the Borrowers' Agent, the Arranger, certain Banks as defined therein and others.

"EXISTING FACILITY OUTSTANDINGS"

in relation to a Bank, means the amount (calculated as an "Original Dollar Amount" in accordance with the Existing Facility Agreement) of any Utilisation which remains outstanding to such Bank under the Existing Facility Agreement.

"FACILITY"

means:

   (a) when designated "UNDERWRITTEN ADVANCE", the committed multicurrency advance facility referred to in Clause 2.1(a);

   (b) when designated "UNCOMMITTED ADVANCE", the uncommitted multicurrency advance facility referred to in Clause 2.1(b);

   (c) when designated "UNCOMMITTED BANKERS' ACCEPTANCE", the uncommitted Sterling bankers' acceptance facility referred to in Clause 2.1(c);

   (d) when designated "SWINGLINE ADVANCE", the committed Dollar swingline advance facility referred to in Clause 2.1(d);

   (e) when designated "LETTER OF CREDIT", the committed letter of credit facility referred to in Clause 2.l(e);

   (f) when designated "COMMITTED", any of the above committed facilities, as the context requires;

   (g) when designated "UNCOMMITTED", either of the above uncommitted facilities, as the context requires; and

   (h) without any designation, any of the above facilities, as the context requires.

"FACILITY AGENT'S SPOT RATE OF EXCHANGE"

means, on any day, the Facility Agent's spot rate of exchange for the purchase of the relevant Optional Currency in the London Foreign Exchange Market with Dollars at or about 11.00 a.m. on that day.

"FACILITY OFFICE"

in relation to a Bank, means:

      (a) the office(s) of the Bank notified to the Facility Agent prior to the Signing Date; or

      (b) in the case of a Bank which becomes a Contracting Party after the Signing Date, the office(s) of the Bank notified by the Bank to the Facility Agent before or upon becoming a Bank; or

      (c) any other office(s) notified by the Bank to the Facility Agent in accordance with Clause 29.7,

in each case as the office(s) through which the Bank will perform all or any of its obligations under the Finance Documents provided that in the case of the Issuing Banks such office shall always be located in New York City or Chicago.

"FDIC ASSESSMENT RATE"

means, at any time, the rate at which premiums for deposit insurance are then charged by the Federal Deposit Insurance Corporation (or any successor) to the relevant Bank for Dollar time deposits after giving effect to any rebates or credits granted to the relevant Bank during the 12 month period immediately preceding the relevant determination date, as reasonably estimated by the relevant Bank and advised to the relevant Borrower through the Facility Agent.

"FEDERAL FUNDS RATE"

means, on any day, the weighted average of the rates on overnight federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers as published by the Federal Reserve Bank for such day, or if such day is not a Business Day, for the next preceding Business Day (or, if such rate is not so published for any such day, the average rate charged to the Swingline Agent on such day on such transactions as reasonably determined by the Swingline Agent). Each change in the interest rate on a Swingline Advance which results from a change in the Federal Funds Rate shall become effective on the day on which the change in the Federal Funds Rate becomes effective.

"FINAL MATURITY DATE"

in relation to an Underwriter, means, subject to Clause 2.4, December 31, 1997.

"FINANCE"

means Comdisco Finance (Nederland) B.V.

"FINANCE DOCUMENT"

means any of this Agreement, the Depositary Agreement(s), the Dealer Agreement(s), the Bills, the Letter(s) of Credit and the Substitution Certificates.

"FINANCIAL INSTITUTION"

means the Arranger, an Agent or a Bank.

"FISCAL YEAR"

means a fiscal year of the Company.

"FIXED CHARGE COVERAGE RATIO"

means the ratio set forth in, and calculated in accordance with, Attachment 2 to the form of Compliance Certificate attached hereto as Exhibit P.

"GLOBAL AGREEMENT (ORIGINAL)"

"GLOBAL AGREEMENT"

means the multicurrency credit agreement originally dated as of July 12, 1990 and currently between the Company, Citibank, N.A. as Administrative Agent, NationsBank of North Carolina, N.A. as Bid Agent and various other financial institutions, as amended and restated pursuant to a Third Amended and Restated Global Credit Agreement dated as of December 20, 1994, together with a multicurrency U.S. $150,000,000 credit agreement dated as of December 20, 1994 between the Company, Citibank, N.A. as Administrative Agent, NationsBank of North Carolina, N.A. as Lending Agent and the other financial institutions named therein."

"GROUP"

means the Company and the Subsidiaries for the time being.

"GUARANTEE"

of any person means any agreement or undertaking pursuant to which such person guarantees, assumes or otherwise becomes secondarily, contingently or otherwise liable for any obligation of any other person (other than by virtue of endorsement of instruments in the ordinary course of deposit or collection) and shall include, without limitation, any agreement to supply or advance funds or property to such other person by any means or to acquire indebtedness of such other person.

"INDIVIDUAL MATERIAL AMOUNT"

means, at any time, an amount equal to the higher of (i) two per cent. of the Consolidated Tangible Net Worth of the Company and its Subsidiaries at such time and (ii) U.S. $10,000,000.

"ISSUER"

means an issuer of CP Notes, being either the Company under a U.S. CP Programme or the Company or Finance (guaranteed by the Company) under a Euro-CP Programme.

"ISSUING BANK"

means a bank or financial institution whose name appears in Part III of Exhibit A or any successor issuing entity which has been properly appointed under this agreement or any side agreement between the Company and the initial Issuing Banks, in its capacity as an issuer of Letters of Credit under the Letter of Credit Facility.

"LETTER OF ACCESSION"

means a letter of accession executed or to be executed by an Additional Borrower substantially in the form of Exhibit L (Part I) and/or by a Borrowers' Agent substantially in the form of Exhibit L (Part II).

"LETTER OF CREDIT"

means an irrevocable transferable direct pay letter of credit substantially to the effect set out in Exhibit Q issued by an Issuing Bank under the Letter of Credit Facility in favour of a Beneficiary in respect of Commercial Paper issued by an Issuer under a CP Programme (as such Letter of Credit may be amended or substituted from time to time).

"L/C AMOUNT"

means in relation to a particular Letter of Credit and a Bank an amount equal to that proportion of the Letter of Credit Outstanding which such Bank assumes and which is to be calculated in accordance with Clause 9.12 and which shall include an amount of the Letter of Credit Outstanding retained by the Issuing Bank for its own account (together the "TOTAL L/C AMOUNTS").

"L/C OBLIGATION"

means in relation to an Issuing Bank the amount set opposite its name in Part III of Exhibit A (together the "TOTAL L/C OBLIGATIONS").

"LETTER OF CREDIT OUTSTANDING"

means, at any time, the aggregate actual and/or contingent liability of an Issuing Bank under a Letter of Credit issued by it (the aggregate of such liabilities of all the Issuing Banks under all the Letters of Credit being the "LETTER OF CREDIT OUTSTANDINGS").

"LIEN"

means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

"LIBOR"

means in relation to a LIBOR Advance, the arithmetic mean (rounded upwards, if necessary, to two decimal places) of the respective rates, as supplied to the Facility Agent at its request, quoted by the Reference Banks to leading banks in the London (or, if the Advance is maintained in Euro-Sterling, Paris) Interbank Market at or about 11.00 a.m. (London or Paris time, as the case may be) on the Rate Fixing Day for the offering of deposits in the currency of the Advance, in an amount comparable to one-third of the amount, and for a period equal to the Term, of the relevant Utilisation. If any of the Reference Banks is unable or otherwise fails to supply an offered rate by 11.30 a.m. on the Rate Fixing Day, LIBOR shall, subject to Clause 14.1(a)(i), be determined on the basis of the quotations of the remaining Reference Banks.

"LIBOR ADVANCE"

means an Advance in respect of which the relevant Borrower has requested interest be calculated by reference to LIBOR.

"LIMITED RECOURSE OBLIGATION"

means any obligation of any member of the Group with respect to which a portion, but not all, of the liability of that member of the Group thereunder constitutes a Non-Recourse Obligation.

"LOCAL ADVANCE"

means an Advance denominated in an Optional Currency in respect of which the relevant Borrower has requested via the Company or the Borrowers' Agent interest be calculated by reference to a basis (other than LIBOR) to be agreed between the Company or the Borrowers' Agent and the Facility Agent.

"MAJORITY UNDERWRITERS"

means, at any time, Underwriters whose Commitments:

    (a)    then aggregate more than 66 2/3 per cent. of the Total Commitments;
or

    (b) if the Total Commitments have been reduced to zero, aggregated more than 66 2/3 per cent. of the Total Commitments immediately before the reduction.

"MARGIN STOCK"

has the meaning ascribed to such term in Regulation U of the Board of Governors of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect.

"MATERIAL SUBSIDIARY"

means any Subsidiary of the Company which has total assets, determined in accordance with generally accepted accounting principles, of at least $20,000,000 at such time of calculation, it being understood that, subject as provided below, once a Subsidiary is a Material Subsidiary it shall remain as such for the purposes of this Agreement notwithstanding any subsequent decrease in its total assets; provided that if a Material Subsidiary ceases to have total assets of at least U.S.$20,000,000 and the board of directors of the Company determines that such Subsidiary is not material to the consolidated financial condition or operations of the Group and has notified the Facility Agent in writing of the same, such Subsidiary shall no longer be a Material Subsidiary (unless such Subsidiary subsequently has total assets of at least $20,000,000).

"MATURITY DATE"

means:

   (a)    in relation to an Advance, the last day of its Term;

   (b)    in relation to a Bill, the last day of its Tenor; and

   (c) in relation to a Letter of Credit, its Stated Termination Date (as defined therein).

"NET BOOK (OR RESIDUAL) VALUE"

has the meaning provided in Clause 20.11(h) hereof.

"NET CASH PROVIDED BY OPERATING ACTIVITIES RATIO"

means the ratio set forth in, and calculated in accordance with, Attachment 6 to the form of Compliance Certificate attached hereto as Exhibit P.


"NON-RECOURSE OBLIGATION"

means any obligation of any member of the Group incurred to finance any Equipment or the purchase or lease thereof which is secured by a Security Interest in (and only in) such Equipment, any related Contract, the related Contract Receivable, proceeds of insurance covering such Equipment, any insurance policy from insurers which are not affiliated with the Company insuring a portion of the related Contract Receivable, or any combination of the foregoing, but only if:

     (a) such Non-Recourse Obligation is payable solely out of the security therefor;

     (b) no member of the Group in any respect guarantees or otherwise becomes responsible for the performance of any warranty or agreement of the person obligated under any related Contract; and

     (c) no member of the Group has any liability in connection with such Non-Recourse Obligation, except for warranties as to genuineness of signatures, the Company's or the relevant Subsidiary's title to or interest in the related Equipment and similar warranties as not being inconsistent with a Non-Recourse Obligation with respect to such Equipment and the related Contract.

"OPTIONAL CURRENCY"

means, subject to Clause 11.1, any currency (other than Dollars or European currency units) which is freely transferable and convertible into Dollars in the London foreign exchange market.

"ORIGINAL DOLLAR AMOUNT"

means:

      (a) in relation to any Utilisation or Advance denominated in Dollars, its principal amount; or

      (b) in relation to any Utilisation or Advance denominated in an Optional Currency or any Utilisation comprising a Bill or Bills, its principal amount (or in the case of Bills, its discounted amount, determined by reference to the Eligible Bill Discount Rate on the date of receipt by the Facility Agent of the relevant Request) in Dollars if it had been translated into Dollars on the basis of the Facility Agent's Spot Rate of Exchange on the date of receipt by the relevant Agent of the relevant Request; or

      (c)    in relation to any Letter of Credit, its Stated Amount.

"PRESCRIBED TIME"

in relation to each sub-Clause or paragraph of each of Clauses 5 to 9 (inclusive), means the time(s) set opposite the number of that sub-Clause or paragraph under the heading "TIME" in Exhibit O or, in the case of Local Advances, such times as shall be agreed by the Company or the Borrowers' Agent with the Facility Agent from time to time.

"PRIME RATE"

means, on any day, the prime commercial lending rate from time to time publicly announced by the Swingline Agent, which rate may not be the lowest rate charged to its borrowers. Each change in the interest rate on a Swingline Advance which results from a change in the Prime Rate shall become effective on the day on which the change in the Prime Rate becomes effective.

"RATE FIXING DAY"

means:

   (a) in relation to any CD Advance or any Advance denominated in Sterling (unless it is maintained in Euro-Sterling), its Utilisation Date; and

   (b) in relation to any other Advance, the second Business Day before its Utilisation Date.

"RECOURSE LIABILITIES RATIO"

means the ratio set forth in, and calculated in accordance with, Attachment 4 to the form of Compliance Certificate attached hereto as Exhibit P.

"REFERENCE BANKS"

means, subject to Clause 29.5, the principal London offices of National Westminster Bank PLC, Barclays Bank PLC and Union Bank of Switzerland or, in the case of a determination of LIBOR in relation to Advance denominated in Sterling and maintained in Euro-Sterling, the principal Paris offices of the above banks.

"REFERENCE DEALERS"

means (a) for the purposes of determining the CD Bid Rate, three leading nonbank dealers in negotiable Dollar certificates of deposit in New York City selected by the Facility Agent, in consultation with the Company, and (b) for the purposes of determining the Federal Funds Rate, three leading brokers of Federal funds transactions in New York City selected by the Facility Agent, in consultation with the Company.

"REMARKETING REVENUES"

shall have the meaning provided in Clause 20.ll(h) hereof.

"REQUEST"

means:

    (a) when designated "UNDERWRITTEN ADVANCE", a request, substantially in the form of Exhibit D, made by a Borrower in accordance with Clause 5.1, to utilise the Underwritten Advance Facility;

    (b) when designated "UNCOMMITTED ADVANCE", a request, substantially in the form of Exhibit E, made by a Borrower in accordance with Clause 6.1, to utilise the Uncommitted Advance Facility;

    (c) when designated "UNCOMMITTED BANKERS' ACCEPTANCE", a request, substantially in the form of Exhibit F, made by a Borrower in accordance with Clause 7.1, to utilise the Uncommitted Bankers' Acceptance Facility;

    (d) when designated "SWINGLINE ADVANCE", a request, substantially in the form of Exhibit G, made by a Borrower in accordance with Clause 8.1, to utilise the Swingline Advance Facility;

   (e) when designated "LETTER OF CREDIT", a request, substantially in the form of Exhibit H Parts 1 or 2 made by the Company in accordance with Clause
9.1 to utilise the Letter of Credit Facility; and

   (f) without any designation, any of the above requests, as the context requires.

"REQUESTED AMOUNT"

in relation to a Request, means the amount of the Utilisation requested in the Request and, for the avoidance of doubt, in the case of a Request for a Utilisation comprising Bills, the amount of the Utilisation requested in the Request shall mean the principal amount of such Bills rather than the discounted amount.

"REQUIREMENT(S) OF LAW"

shall mean as to any person, the certificate of incorporation and by-laws or other organizational or governing documents of such person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such person or any of its property or to which such person or any of its property is subject.

"RESERVE REQUIREMENT"

means, for any date, the average rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained on such date under Regulation D by member banks of the Federal Reserve System in New York, New York U.S.A. with deposits exceeding U.S. $1,000,000,000 against nonpersonal Dollar time deposits in an amount of U.S. $l00,000 or more the tenor of which are comparable to the relevant Term.

"SAME DAY FUNDS"

means Dollar funds settled through the New York Clearing House Interbank Payments System or such other same day funds for payment in Dollars as the Facility Agent may specify to the Company as being customary at the time for the settlement of international transactions in New York City of the type contemplated by this Agreement.

"SECURITY INSTRUMENT"

means any mortgage, deed of trust, security agreement, amendment or supplement thereto, financing statement, continuation statement, chattel mortgage, chattel mortgage note assignment, pledge agreement, or other agreement providing for, evidencing or perfecting any security interest in real or personal property.

"SECURITY INTEREST"

means any Lien, encumbrance or security interest of any kind whatsoever, whether arising under a Security Instrument or as a matter of law, judicial process or otherwise.

"SIGNING DATE"

means the date of this Agreement.

"SPECIFIED SUBSIDIARY"

means a Subsidiary whose name and registered office is set out in Part I of Exhibit B and which may become an Additional Borrower pursuant to Clause 29.11.

"STATED AMOUNT"

means, in relation to a Letter of Credit, the maximum aggregate amount of the Letter of Credit (as may be decreased in accordance therewith).

"STERLING" or ""

means the lawful currency for the time being of the United Kingdom.

"SUBORDINATED DEBT"

means any unsecured indebtedness for borrowed money of any member of the Group which is subordinate to the obligations of the Borrowers under the Finance Documents.

"SUBSIDIARY"

means any person of which or in which the Company or any of its Subsidiaries own directly or indirectly 50 per cent. or more of:

      (a) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such person, if it is a corporation;

      (b) the capital interest or profits interest of such person, if it is a partnership, joint venture or similar entity; or

      (c) the beneficial interest of such person, if it is a trust, association or other unincorporated organisation.

Unless the context otherwise requires, references in this Facility Agreement to "Subsidiary" or "Subsidiaries" shall be deemed to be references to Subsidiary or Subsidiaries of the Company.

"SUBSTITUTION CERTIFICATE"

has the meaning given to it in Clause 29.4.

"SWINGLINE BANK"

means a bank or financial institution whose name appears in Part II of Exhibit A, in its capacity as a participant in the Swingline Advance Facility as referred to in Clause 2.1(d).

"TAXES"

includes all present and future income and other taxes, levies, imposts, deductions, charges, duties and withholdings and any charges of a similar nature, together with interest thereon and penalties with respect thereto, if any, and any payments made on or in respect thereof; "TAXATION" and "TAX" shall be construed accordingly.

"TENDER PANEL MEMBER"

means a bank or financial institution whose name appears in Part IV of Exhibit A, and any bank or financial institution which has executed and delivered an undertaking to the Facility Agent under Clause 29.9, in its capacity as a participant in either of the Uncommitted Facilities.

"TENOR"

in relation to a Bill or Utilisation comprising Bills, or a Letter of Credit or Utilisation comprising Letters of Credit means the period for which the Bill or the Letter of Credit, is to be outstanding, or available for drawing, as the case may be, as selected by the Company or relevant Borrower in the relevant Request.

"TERM"

in relation to an Advance or Utilisation comprising Advances, means the period for which it is to be borrowed, as selected by the relevant Borrower in the relevant Request.

"TOTAL LIABILITIES TO ADJUSTED NET WORTH RATIO"

means the ratio set forth in, and calculated in accordance with, Attachment 3 to the form of Compliance Certificate attached hereto as Exhibit P.

"UNDERWRITER"

means a bank or financial institution whose name appears in Part I of Exhibit A in its capacity as a participant in the Underwritten Advance Facility.

"UNDERWRITTEN CD ADVANCE"

means an Underwritten Advance which is also a CD Advance.

"UNDERWRITTEN CD MARGIN"

means 0.475 per cent. per annum.

"UNDERWRITTEN LIBOR ADVANCE"

means an Underwritten Advance which is also a LIBOR Advance.

"UNDERWRITTEN LIBOR MARGIN"

means 0.35 per cent. per annum.

"UNENCUMBERED CASH FLOW TO CONTRACTUAL PAYMENTS RATIO"

means the ratio set forth in, and calculated in accordance with, Attachment 5 to the form of Compliance Certificate attached hereto as Exhibit P.


"U.S. AGREEMENT"

means the loan agreement dated April 20, 1990 between the Company, Comdisco Medical Leasing Group, Inc., various financial institutions and National Westminster Bank U.S.A., as agent.

"U.S.A."

means the United States of America.

    "U.S. $150,000,000 REVOLVING CREDIT FACILITY"

means the Revolving Credit Facility dated December 30, 1994 between the Company (1), National Westminster Bank PLC as arranger and administrative agent (2), the Co-Agents (as defined therein) (3), the Banks (as defined therein) (4), National Westminster Bank PLC as facility agent (5) and National Westminster Bank PLC as swingline agent (6) in respect of a Revolving Credit Facility of U.S. $150,000,000.

"UTILISATION"

means all the Advances, Bills or Letters of Credit (or amendments to Letters of Credit) comprised in a utilisation of a Facility.

"UTILISATION DATE"

means:-

     (a) in relation to any Advance or Utilisation comprising Advances, the date for the making of the Advances;

     (b) in relation to any Bill or Utilisation comprising Bills, the date for the acceptance of the Bills; and

     (c) in relation to any Letter of Credit or Utilisation comprising Letters of Credit, the date for issue of the Letter of Credit or any amendment thereto,

as specified by the relevant Borrower in the relevant Request.

1.2    CONSTRUCTION
In this Agreement, unless the context otherwise requires:

    (a) a reference to "ASSETS" includes property and rights of every kind, present, future and contingent (including uncalled share capital), and every kind of interest in an asset;

    (b) a reference to "DISCOUNTED AMOUNT" in relation to Bill(s) is the amount received by the relevant Borrower in accordance with Clause 7.6(d)(ii) in respect of the Bill(s);

    (c)    a reference to "INDEBTEDNESS" means with respect to any person all
(i) liabilities or obligations, direct and contingent, which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet of such person at the date as of which indebtedness is to be determined, including, without limitation, contingent liabilities which, in accordance with such principles, would be set forth in a specific Dollar amount on the liability side of such balance sheet, and Capitalized Lease Obligations of such person;
(ii) the shortfall from sublease payables minus sublease receivables listed as item 2(e) of Attachment 3 of Exhibit P hereto; (iii) discounted lease rentals (non-recourse) as listed in item 2 of Attachment 4 of Exhibit P hereto; (iv) liabilities or obligations of others for which such person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; and (v) liabilities or obligations secured by liens on any assets of such person, whether or not such liabilities or obligations shall have been assumed by it;

    (d) a reference to an Advance denominated in Sterling being "MAINTAINED IN EURO-STERLING" means an Advance in Sterling by a Bank through a Facility Office situated outside the U.K.;

    (e) a reference to a "PERSON" means an individual, a company, a corporation, a partnership, a joint venture, a trust or unincorporated organization, joint stock company or other similar organization, a government or any political subdivision thereof, a court, or any other legal entity, whether acting in an indvidual, fiduciary or other capacity;

   (f) a reference to "PRINCIPAL AMOUNT" in relation to Bill(s) or Letter(s) of Credit is a reference to the face amount of the Bill(s) or Letter(s) of Credit as the case may be;

   (g) a reference to the "WINDING UP" of a corporation shall be construed so as to include any equivalent or analogous proceedings under the law of any jurisdiction in which the company is incorporated or any jurisdiction in which the company carries on business;

   (h) a reference to a Contracting Party or a Reference Bank is, where relevant and subject to Clauses 23 and 29, a reference to or to include, as appropriate, their respective successors or assigns;

  (i) references to Clauses, Exhibits and Attachments are references to, respectively, clauses of and exhibits and attachments to this Agreement;

  (j) a reference to another agreement shall be construed as a reference to that other agreement as it may have been, from time to time, amended, varied, supplemented or novated;

  (k) references to "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" are references to generally accepted accounting principles in the U.S.A.;

   (l) a reference to a time of day is, unless otherwise stated, a reference to London time;

   (m) a period of a month or months is the period commencing on the first day thereof and ending on the numerically corresponding day in the relevant subsequent month or, if there is no such day, the last day of the relevant subsequent month; and

   (n) the index to and the headings in this Agreement are for convenience only and shall be ignored in construing this Agreement.
2.    FACILITIES

2.1    FACILITIES

Subject to the terms of this Agreement, the Banks grant to the Borrowers the following facilities:

   (a) UNDERWRITTEN ADVANCE FACILITY: a committed short-term multicurrency advance facility whereby the Underwriters shall, when requested by a Borrower, make to that Borrower Underwritten Advances;

   (b) UNCOMMITTED ADVANCE FACILITY: an uncommitted short-term multicurrency advance facility whereby a Borrower may, through the Tender Panel Agent, invite offers from Tender Panel Members to make to that Borrower Uncommitted Advances;

   (c) UNCOMMITTED BANKERS' ACCEPTANCE FACILITY: an uncommitted Sterling bankers' acceptance facility whereby a Borrower may, through the Tender Panel Agent, invite offers from Tender Panel Members to accept Bills; and

   (d) SWINGLINE ADVANCE FACILITY: a committed Dollar swingline advance facility whereby the Swingline Banks shall, when requested by a Borrower, make to that Borrower Swingline Advances.

   (e) LETTER OF CREDIT FACILITY: a committed letter of credit facility whereby an Issuing Bank shall, when requested by the Company, through the Letter of Credit Agent, issue a Letter of Credit or an amendment to a Letter of Credit.

2.2    FACILITY LIMITS

   (a) The aggregate Original Dollar Amount of all outstanding Utilisations at any one time shall not exceed the Total Commitments at that time.

   (b) The Facilities are not separate and independent and a Utilisation in respect of any one of the Facilities shall reduce the Available Facility Amount by the Original Dollar Amount of the Utilisation.

   (c) The aggregate amount of Letter of Credit Outstandings shall not exceed U.S. $
300,000,000or such lesser amount as may apply if an Issuing Bank does not agree to an extension of the Final Maturity Date under Clause 2.4.

2.3    NATURE OF THE BANKS' RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT

     (a) COMMITTED BANKS: No Committed Bank is obliged to make a Committed Advance or to assume an L/C Amount if it would cause the aggregate of the Original Dollar Amount of its L/C Amounts and any outstanding Advances made and Bills accepted by it (including in its capacity as a Tender Panel Member) and its Affiliated Bank(s) to exceed its Commitment. No Issuing Bank is obliged to issue a Letter of Credit in excess of its L/C obligation.

    (b) OBLIGATIONS SEVERAL: The obligations of each Financial Institution owed under the Finance Documents are several, and failure of a Financial Institution to carry out those obligations shall not relieve any other party of its obligations under the Finance Documents. No Financial Institution shall be responsible for the obligations of any other Financial Institution under the Finance Documents.

    (c) RIGHTS SEVERAL: The obligations of each Borrower towards each of the Financial Institutions under the Finance Documents are given to each of them as separate and independent rights, and each Financial Institution may, except as otherwise stated in this Agreement, separately enforce those rights.

2.4    EXTENSION OF FINAL MATURITY DATES

       (a) The Company or the Borrowers' Agent may from time to time notify the Facility Agent (which shall promptly notify the Underwriters) if it wishes the Final Maturity Date to be extended. Any such notification to the Facility Agent must be given at least 60 days prior to an Anniversary and, in the case of the Final Maturity Date, no later than 90 days prior to the Final Maturity Date.

        (b) Each Underwriter and each Issuing Bank will notify the Facility Agent in writing if it wishes its Final Maturity Date to be extended. Such notification must be given prior to 5 Business Days before the relevant Anniversary (or then latest Final Maturity Date). If an Underwriter or an Issuing Bank does so notify, its Final Maturity Date shall be extended by one year with effect from close of business on the relevant Anniversary (or then latest Final Maturity Date), regardless of whether or not any other Underwriters or Issuing Banks also agree. For the avoidance of doubt, an Underwriter which is also an Issuing Bank or whose Affiliate is an Issuing Bank shall be capable of agreeing to an extension of the Final Maturity Date even if it or its Affiliate does not so agree in its capacity as Issuing Bank.

2.5    THE BORROWERS

Each of the Borrowers (other than the Company) irrevocably authorises and instructs each of the Company and the Borrowers' Agent to give and receive as agent on its behalf all notices and take such other action as may be necessary or desirable under or in connection with any Finance Document and confirms that it will be bound accordingly. Requests may only be given by the Company or the Borrowers' Agent, and, if the Request is given by the Borrowers' Agent on behalf of a Borrower, all communications by or to that Borrower in respect of the Utilisation requested in the Request shall be made via the Borrowers' Agent. Letter of Credit Requests may only be given by the Company.

3.    EXISTING FACILITY AGREEMENT AND PURPOSE OF THE FACILITIES

3.1    PURPOSE OF THE FACILITIES

    (a) The proceeds or, in the case of a Letter of Credit Utilisation, the purpose, of each Utilisation shall be as follows:

        (i) in the case of Advances and Bills, applied by each Borrower in repayment or payment (as appropriate) of all amounts outstanding under the Existing Facility Agreement as and when they fall due in accordance with the terms of the Existing Facility Agreement;

       (ii) in the case of Letters of Credit, as credit enhancement for a CP Programme; and

       (iii) applied by each Borrower towards its general corporate purposes.

    (b) Without prejudice to paragraph (a) above and the remaining provisions of this Agreement, none of the Financial Institutions shall be bound to enquire as to, nor shall any of them be responsible for, the application by the Borrowers of the proceeds of any Utilisation.

3.2    CANCELLATION OF THE EXISTING FACILITY AGREEMENT

    (a)    Upon the Signing Date:

         (i) the Company shall and shall procure that each Borrower (as defined in the Existing Facility Agreement) shall immediately cease to utilise any of the Facilities under the Existing Facility Agreement and shall make no further utilisations thereunder; and

         (ii) the Company shall immediately cancel the whole of the Total Commitments (as that term is defined in the Existing Facility Agreement) under the Existing Facility Agreement in accordance with Clause 9.2 of the Existing Facility Agreement (and the Banks which are party to the Existing Facility Agreement hereby waive the requirement of notice of cancellation) and if any utilized portion of such Total Commitments shall subsequently become available the Company shall immediately cancel the same.

    (b) It is hereby acknowledged by the Contracting Parties that the undertakings of the Company and each Borrower under this Clause 3.2 are without prejudice to the outstanding obligations of the Company and such Borrower under the Existing Facility Agreement but upon the notification by the Facility Agent pursuant to Clause 4.1(d) all Advances as defined in and outstanding under the Existing Facility Agreement and which are then owed to entities which are Banks under this Agreement shall be deemed to be owed under and pursuant to the terms of this Agreement and be deemed made pursuant to a Utilisation under this Agreement rather than the Existing Facility Agreement but with the same interest rate and Maturity Date as applied under the Existing Facility Agreement.

4.    CONDITIONS PRECEDENT

4.1    DOCUMENTARY CONDITIONS PRECEDENT

    (a) The obligations of each Agent and each Bank under this Agreement are subject to the condition that the Facility Agent has received all of the following in form and substance satisfactory to it:

         (i) certified copies of resolutions of the Board of Directors of the Company authorising or ratifying the execution, delivery and performance of the Finance Documents to which it is or will be a party;

         (ii) certified copies of all documents evidencing any necessary corporate action, consent, and governmental or regulatory approval (if any) with respect to the Finance Documents to which the Company is or will be a party;

        (iii) a certificate of the Secretary or an Assistant Secretary of the Company certifying the names of the officer or officers of the Company authorised to sign the Finance Documents to which it is or will be a party, together with a sample of the true signature of each such officer (it being understood that each Financial Institution may conclusively rely on such certificate until formally advised by a like certificate of any changes therein);

         (iv) a Certificate of Good Standing for the Company, issued by the Office of the Secretary of State of Delaware and dated within ten days of the Signing Date;

         (v) certified copies of the Restated Certificate of Incorporation and By-laws of the Company;

        (vi) an opinion of Philip A. Hewes, General Counsel of the Company, addressed to the Financial Institutions, substantially in the form of Exhibit M;

        (vii) evidence of the acceptance by the process agent specified in Clause 34 of its appointment under that Clause; and

        (viii) a legal opinion from Allen & Overy, English legal advisers to the Arranger and the Facility Agent, addressed to the Financial Institutions, substantially in the form of Exhibit N.

    (b) Each of the documents specified in paragraphs (a)(i) to (v) (inclusive) above shall be certified by a duly authorised officer of the Company as being correct, complete and in full force and effect as at a date no earlier than the Signing Date.

    (c)   (i)    In respect of the Continental Agreement, each of Barclays
Bank PLC and BHF - Bank shall have received:

                 (AA) repayment or prepayment, as the case may be, (together with all funding indemnities provided for thereunder) of all loans outstanding from such Banks under the Continental Agreement together with all accrued and unpaid fees owing to such banks under the Continental Agreement; and

                 (BB) an agreement in form and substance satisfactory to it from the Company and the other parties to the Continental Agreement, cancelling any further liability of such banks under the Continental Agreement;

           (ii) in respect of the Global Agreement (Original), Union Bank of Switzerland shall have received:-

                 (AA) repayment or prepayment, as the case may be, (together with all funding indemnities provided for thereunder) of all loans outstanding from it under the Global Agreement (Original) together with all accrued and unpaid fees owing to it under the Global Agreement (Original); and

                 (BB) an agreement in form and substance satisfactory to it from the Company and the other parties to the Global Agreement (Original), cancelling any further liability of it under the Global Agreement (Original); and

          (iii) in respect of the U.S. Agreement, the Facility Agent shall have received evidence satisfactory to it of the cancellation of the U.S. Agreement, subject only to any condition contained therein relating to the signing or coming into effect of this Agreement.

    (d) The Facility Agent shall promptly notify the Company and the Banks of receipt of all of the above documents in form and substance satisfactory to the Facility Agent.

4.2    CONDITIONS PRECEDENT TO EACH REQUEST AND EACH UTILISATION

The obligations of each Agent and each Bank in respect of each Utilisation are subject to the further conditions precedent that:-

    (a) both on the date of the relevant Request and on the relevant Utilisation Date:

         (i) the matters represented by the Borrowers and set out in Clause 19.1 (other than paragraph (j)) are correct on and as at each of those dates as if made on each date ,

        (ii) no Default has occurred and is continuing or would result from the Utilisation;

        (iii)    the Utilisation would not exceed the Available Facility
Amount; and

        (iv) the Utilisation would, when added to the most recently calculated Recalculated Amount (as defined in Clause 11.3), not exceed the Total Commitments;

and

    (b) no more than five Utilisations in respect of the Facilities (other than the Letter of Credit Facility) may be made on the same day.

5.    UTILISATIONS OF THE UNDERWRITTEN ADVANCE FACILITY

5.1    DELIVERY OF UNDERWRITTEN ADVANCE REQUESTS

Subject to the terms of this Agreement, a Borrower may utilise the Underwritten Advance Facility by the Company or the Borrowers' Agent delivering to the Facility Agent, not earlier than the fifteenth Business Day before the proposed Utilisation Date nor later than the Prescribed Time, a duly completed Underwritten Advance Request.

5.2    FORM OF UNDERWRITTEN ADVANCE REQUESTS

Each Underwritten Advance Request shall specify:

    (a)    the identity of the Borrower;

    (b)    the proposed Utilisation Date, which shall be:

         (i) a Business Day falling one month or more before the then latest Final Maturity Date; and

        (ii) not within three Business Days before or after the Utilisation Date specified in any other Underwritten Advance Request(s), but the Company or the Borrowers' Agent may, subject to the terms of this Agreement, deliver more than one Underwritten Advance Request having the same Utilisation Date;

    (c) the currency of denomination of the requested Advances, which shall be Dollars or an Optional Currency; each Underwritten Advance Request shall request one currency only;

    (d)    the Requested Amount, which shall:

        (i)    (A)    if the Advances are requested to be denominated in
Dollars, be a minimum of U.S.$10,000,000 and an integral multiple of U.S. $5,000,000; or

               (B) if the Advances are requested to be denominated in sterling, be an integral multiple of 2,500,000; or

               (C) if the Advances are requested to be denominated in an Optional Currency other than Sterling, be of such minimum amount and integral multiple as may have been agreed between the Company or the Borrowers' Agent and the Facility Agent before the delivery of the Request;

and

        (ii)    not exceed the Available Facility Amount;

    (e)    the Term of the requested Advances, which shall be:

        (i) a period of one, two, three or six months in each case ending on or before the then latest Final Maturity Date; and

       (ii) the same period in respect of all the Advances requested in the Underwritten Advance Request;

    (f)    whether the Advances are to be LIBOR Advances or CD Advances; and

    (g) the details of the bank and account to which the proceeds of the Utilisation are to be made available to the relevant Borrower in accordance with Clause 15.1.

5.3    NOTIFICATION OF UNDERWRITERS

The Facility Agent shall, promptly after receipt by it of a duly completed Underwritten Advance Request and in any event not later than the Prescribed Time, notify each Underwriter of the details of the requested Advances and the amount of that Underwriter's Advance.

5.4    AMOUNT OF EACH UNDERWRITER'S ADVANCE

    (a) Subject to paragraph (b) below and to Clause 15.4(i) the amount of an Underwriter's Advance shall be the proportion of the Requested Amount which its Commitment bears to the Total Commitments on the relevant Utilisation Date.

    (b) No Underwriter shall be obliged to make an Advance in the amount calculated in accordance with the ratio referred to in paragraph (a) above if the aggregate of the Original Dollar Amount of:

          (i) the amount of any Existing Facility Outstandings which fall due for repayment or payment (as appropriate) after the relevant Utilisation Date;

          (ii) the amount of any Utilisation under the Existing Facility Agreement which is to be made on or before the relevant Utilisation Date under this Facility Agreement and which will fall due for repayment or payment (as appropriate) after the relevant Utilisation Date;

          (iii) any Advance or Bill that has been or is deemed to have been, or is to be, made or accepted, as the case may be, by it (including in its capacity as a Swingline Bank or Tender Panel Member) and its Affiliated Bank(s) having a Maturity Date which falls after the relevant Utilisation Date;

          (iv) the Advance proposed to be made by it on the relevant Utilisation Date in accordance with paragraph (a) above;

          (v) any other Advance or Bill to be made or accepted, as the case may be, by it (including in its capacity as a Swingline Bank or Tender Panel Member) and its Affiliated Bank(s) on the relevant Utilisation Date; and

         (vi) its L/C Amount and that of its Affiliated Bank(s) on the relevant Utilisation Date (taking into account any decrease therein to be made on that date),

would be in excess of its Commitment at any time during the Term of the proposed Advance.

    (c) If the aggregate amount calculated in accordance with paragraph (b) above would be so in excess of the Commitment of an Underwriter (the "AFFECTED UNDERWRITER"), then:

         (i) the Affected Underwriter shall be obliged to make an Advance under this Clause 5 only to the extent that its Commitment will not be exceeded; and

         (ii) the amount of each other Underwriter's Advance shall be re-calculated in accordance with the ratio referred to in paragraph (a) above, except that for the purposes of the re-calculation:

               (A) the Affected Underwriter's Commitment shall be deducted from the Total Commitments; and

               (B) the amount of the Affected Underwriter's proposed Advance (if any) shall be deducted from the Requested Amount.

This calculation shall be applied to each Underwriter in turn until the apportionment of the Requested Amount between the Underwriters is finally determined.

5.5    PAYMENT OF PROCEEDS

Subject to the terms of this Agreement, each Underwriter shall, on the relevant Utilisation Date, make its Advance available to the Facility Agent for the account of the relevant Borrower in accordance with Clause 15.1 and, subject to Clause 11.1, in the currency requested by the relevant Borrower.

6.    UTILISATIONS OF THE UNCOMMITTED ADVANCE FACILITY

6.1    DELIVERY OF UNCOMMITTED ADVANCE REQUESTS

Subject to the terms of this Agreement, any Borrower may utilise the Uncommitted Advance Facility by the Company or the Borrowers' Agent delivering to the Tender Panel Agent, not earlier than the fifteenth Business Day before the proposed Utilisation Date nor later than the Prescribed Time, a duly completed Uncommitted Advance Request.

6.2    FORM OF UNCOMMITTED ADVANCE REQUESTS

Each Uncommitted Advance Request shall specify:

      (a)    the identity of the Borrower;

      (b)    the proposed Utilisation Date, which shall be:

          (i) a Business Day falling one month or more before the then latest Final Maturity Date; and

          (ii) not within three Business Days before or after the Utilisation Date specified in any other Uncommitted Advance Request(s), but the Company or the Company's Agent may, subject to the terms of this Agreement, deliver more than one Uncommitted Advance Request having the same Utilisation Date;

    (c)    the Requested Amount, which shall:

          (i)    (A)    if the Advances are requested to be denominated in
Dollars, be an integral multiple of U.S.$500,000; or

                 (B) if the Advances are requested to be denominated in Sterling, be an integral multiple of 500,000; or

                 (C) if the Advances are requested to be denominated in an Optional Currency other than Sterling, be of such minimum amount and integral multiple as may have been agreed between the Company or the Company's Agent and the Facility Agent before the delivery of the Request;

and

         (ii)    not exceed the Available Facility Amount;

    (d) the currency of denomination of the requested Advances, which shall be Dollars or an Optional Currency; each Uncommitted Advance Request shall request one currency only;

    (e)    the Term of the requested Advances, which shall be:

       (i) a period of one, two, three or six months in each case ending on or before the then latest Final Maturity Date; and

       (ii) the same period in respect of all the Advances requested in the Uncommitted Advance Request;

    (f) whether the Advances are to be LIBOR Advances, CD Advances or Local Advances;

    (g) if the Advances are to be Local Advances, the basis agreed between the Company or the Borrowers' Agent and the Facility Agent by reference to which such Local Advances are to bear interest and the Prescribed Times relating to such Advances as have been similarly agreed; and

    (h) the details of the bank and account to which the proceeds of the Utilisation are to be made available to the relevant Borrower in accordance with Clause 15.1.

6.3    INVITATIONS TO THE TENDER PANEL MEMBERS

The Tender Panel Agent shall, promptly after receipt by it of a duly completed Uncommitted Advance Request and in any event not later than the Prescribed Time, notify the Facility Agent, each Underwriter and each Tender Panel Member of the details of the requested Advances and invite each Tender Panel Member to make an offer or offers to make any of those Advances.

6.4    OFFERS FROM TENDER PANEL MEMBERS

    (a) Each Tender Panel Member may, but shall not be obliged to, make an offer or offers (subject to a maximum of three in respect of each Request) to make any Advances, by delivering to the Tender Panel Agent, not later than the Prescribed Time, a notice bearing that Tender Panel Member's name and marked "COMDISCO, INC.-UNCOMMITTED ADVANCES" and specifying:

       (i)    the relevant Borrower;

       (ii)    the relevant Utilisation Date; and

       (iii)   in relation to each offer:

            (1) the principal amount of the Advances which it offers to make, which shall be:-

                (A)    an integral multiple of U.S.$500,000; or

                (B)    an integral multiple of 500,000; or

                (C) such multiple as may have been agreed between the Company or the Borrowers' Agent and the Facility Agent before the delivery of the relevant Request,

as appropriate; and either

            (2) the margin (positive or negative), if any, by reference to LIBOR or the Adjusted CD Rate at which the offer is made, expressed as an annual percentage rate to four decimal places, or

            (3) if the Advances are to be Local Advances, the rate of interest calculated on the basis agreed between the Company or the Borrowers' Agent and the Facility Agent.

Offers for the making of Advances which are received by the Tender Panel Agent later than the Prescribed Time shall be disregarded for the purposes of this Agreement.

    (b) Each offer made by a Tender Panel Member under paragraph (a) above shall be treated as a separate offer and shall be irrevocable and capable of acceptance by the relevant Borrower in accordance with Clause 6.5.

    (c) Notwithstanding the foregoing provisions of this Clause 6.4, an offer for the making of Advances by the Tender Panel Agent (or any Affiliate of the Tender Panel Agent) in its capacity as a Tender Panel Member may only be made if the Tender Panel Agent or the Affiliate, as the case may be, notifies its offer or offers to the Company or the Borrowers' Agent not later than the Prescribed Time. Any such offers not so notified shall be disregarded for the purposes of this Agreement.

    (d) The Tender Panel Agent shall, as soon as practicable and in any event not later than the Prescribed Time, notify the Company or the Borrowers' Agent of any valid offers that have been made, specifying in respect of each offer:

        (i)    the principal amount of the Advances for which it was made;

        (ii) the margin (positive or negative), if any, (or rate of interest in the case of Local Advances) at which it was made, expressed as an annual percentage to four decimal places; and

        (iii)    the identity of the offeror.

6.5    ACCEPTANCE OF OFFERS

    (a)     (i)    If the Tender Panel Agent (or any Affiliate of the Tender
Panel Agent) notifies the Company or the Borrowers' Agent of any offers under Clause 6.4, the Company or the Borrowers' Agent shall, not later than the Prescribed Time, notify the Tender Panel Agent of the aggregate principal amount of the offers which it wishes to accept (the "ACCEPTED AMOUNT"), which shall be:

                 (A)    an integral multiple of U.S.$500,000; or

                 (B)    an integral multiple of 500,000; or

                 (C) such integral multiple as the Company or the Borrowers' Agent and the Facility Agent may have agreed before the delivery of the relevant Request,

as appropriate, and may, so long as the Available Facility Amount is not exceeded, exceed the Requested Amount.

          (ii) Subject to the terms of this Agreement, each acceptance of an offer shall be irrevocable and binding on the relevant Borrower and the relevant Tender Panel Member.

         (iii) If the Company or the Borrowers' Agent fails so to notify the Tender Panel Agent, the Borrower shall be deemed to have elected not to proceed with the Utilisation.

    (b) Each acceptance by the Company or the Borrowers' Agent of the offers made by the Tender Panel Members shall be made on the basis of accepting offers in ascending order of their margins or on such other basis as the Company or the Borrowers' Agent may select but if, as a result, two or more offers at the same margin would be accepted in part, those offers shall be accepted rateably in the proportion which their respective principal amounts bear to each other.

    (c) The Tender Panel Agent shall, not later than the Prescribed Time, notify:

        (i) each Tender Panel Member which has made an offer or offers whether or not its offer or offers have been accepted, in whole or in part, and, in respect of any offer which has been accepted, of:

           (1)    the principal amount in respect of which it was accepted;
and

           (2)    the margin at which it was made;

and

        (ii) the Company or the Borrowers' Agent, the Facility Agent and each Underwriter of the Original Dollar Amount and Term of any Advances to be made.

6.6    PAYMENT OF PROCEEDS

If the Tender Panel Agent notifies any Tender Panel Member of the acceptance by a Borrower, in whole or in part, of any offer made by the Tender Panel Member, then, on the proposed Utilisation Date, that Tender Panel Member shall make its Advance available to the Facility Agent for the account of the relevant Borrower in accordance with Clause 15.1 and, subject to Clause 11.1, in the currency requested by the Company.

7.    UTILISATIONS OF THE UNCOMMITTED BANKERS' ACCEPTANCE FACILITY

7.1    DELIVERY OF UNCOMMITTED BANKERS' ACCEPTANCE REQUESTS

Subject to the terms of this Agreement, any Borrower may utilise the Uncommitted Bankers' Acceptance Facility by the Company or the Borrowers' Agent delivering to the Tender Panel Agent, not earlier than the fifteenth Business Day before the proposed Utilisation Date nor later than the Prescribed Time, a duly completed Uncommitted Bankers' Acceptance Request.

7.2    FORM OF UNCOMMITTED BANKERS' ACCEPTANCE REQUESTS

Each Uncommitted Bankers' Acceptance Request shall specify:

    (a)    the identity of the Borrower;

    (b)     the proposed Utilisation Date, which shall be:

      (i) a Business Day falling one month or more before the then latest Final Maturity Date; and

      (ii) not within three Business Days before or after the Utilisation Date specified in any other Uncommitted Bankers' Acceptance Request(s), but a Borrower may, subject to the terms of this Agreement, deliver more than one Uncommitted Bankers' Acceptance Request having the same Utilisation Date;

    (c)    the Requested Amount, which shall:

      (i)    be an integral multiple of 500,000; and

      (ii)    not exceed the Available Facility Amount;

    (d)    the Tenor of the requested Bills, which shall be:

      (i) a period of one, two, three or six months in each case ending on or before the then latest Final Maturity Date; and

      (ii) the same period in respect of all the Bills requested in the Uncommitted Bankers' Acceptance Request;

and

    (e) the details of the bank and account to which the proceeds of the Utilisation are to be made available to the relevant Borrower in accordance with Clause 15.1.

7.3    INVITATIONS TO THE TENDER PANEL MEMBERS

The Tender Panel Agent shall, promptly after receipt by it of a duly completed Uncommitted Bankers' Acceptance Request and in any event not later than the Prescribed Time, notify the Facility Agent, each Underwriter and each Tender Panel Member of the details of the requested Bills and invite each Tender Panel Member to make an offer or offers to accept any of those Bills.

7.4    OFFERS FROM TENDER PANEL MEMBERS

    (a) Each Tender Panel Member may, but shall not be obliged to, make an offer or offers (subject to a maximum of three in respect of each Request) to accept any Bills by delivering to the Tender Panel Agent, not later than the Prescribed Time, a notice bearing that Tender Panel Member's name and marked "COMDISCO, INC. - UNCOMMITTED BANKERS' ACCEPTANCES" and specifying:

      (i)    the relevant Borrower;

      (ii)    the relevant Utilisation Date; and

      (iii)    in relation to each offer:

         (1) the aggregate principal amount of Bills which the Tender Panel Member offers to accept, which shall be an integral multiple of 500,000; and

         (2) the Acceptance Commission Rate at which the offer is made, expressed as an annual percentage rate to four decimal places on the principal amount of each Bill for its Tenor.

Offers to accept Bills which are received by the Tender Panel Agent later than the Prescribed Time shall be disregarded for the purposes of this Agreement.

    (b) Each offer made by a Tender Panel Member under paragraph (a) above shall be treated as a separate offer and shall be irrevocable and capable of acceptance by the relevant Borrower in accordance with Clause 7.5.

    (c) Notwithstanding the foregoing provisions of this Clause 7.4, an offer to accept Bills by the Tender Panel Agent (or any Affiliate of the Tender Panel Agent) in its capacity as a Tender Panel Member may only be made if the Tender Panel Agent or the Affiliate, as the case may be, notifies its offer or offers to the relevant Borrower not later than the Prescribed Time. Any such offers not so notified shall be disregarded for the purposes of this Agreement.

    (d) The Tender Panel Agent shall, as soon as practicable and in any event not later than the Prescribed Time, notify the relevant Borrower of any valid offers that have been made, specifying in respect of each offer:

      (i)    the aggregate principal amount of Bills offered to be accepted;

      (ii)    the Acceptance Commission Rate at which it was made; and

      (iii)    the identity of the offeror.

7.5    ACCEPTANCE OF OFFERS

    (a)  (i)    If the Tender Panel Agent (or any Affiliate of the Tender
Panel Agent) notifies the Company or the Borrowers' Agent of any offers under Clause 7.4, the Company or the Borrowers' Agent shall, not later than the Prescribed Time, notify the Tender Panel Agent of the aggregate principal amount of the offers which it wishes to accept (the "ACCEPTED AMOUNT"). The Accepted Amount shall be an integral multiple of 500,000 and may, so long as the Available Facility Amount is not exceeded, exceed the Requested Amount.

      (ii) Subject to the terms of this Agreement, each acceptance of an offer shall be irrevocable and binding on the relevant Borrower and the relevant Tender Panel Member.

      (iii) If the Company or the Borrowers' Agent fails so to notify the Tender Panel Agent, the Borrower shall be deemed to have elected not to proceed with the Utilisation.

    (b)    (i)    Subject to sub-paragraph (ii) below, each acceptance by the
Company or the Borrowers' Agent of the offers made by the Tender Panel Members shall be made on the basis of accepting offers in ascending order of their Acceptance Commission Rates or on such other basis as the Company or the Borrowers' Agent may select but if, as a result, two or more offers at the same Acceptance Commission Rate would be accepted in part, those offers shall be accepted rateably in the proportion which their respective principal amounts bear to each other.

      (ii) The Tender Panel Agent may, in its absolute discretion, round (either up or down) the aggregate principal amount of Bills to be accepted by each Tender Panel Member to ensure that the face amount of each Bill is a minimum of 250,000 and an integral multiple of 10,000.

      (iii) Subject to sub-paragraph (ii) above, the Tender Panel Agent shall ensure that the aggregate principal amount of all the Bills to be accepted by the Tender Panel Members equals the Accepted Amount.

    (c) The Tender Panel Agent shall, not later than the Prescribed Time, notify:-

      (i) each Tender Panel Member which has made an offer or offers whether or not its offer or offers have been accepted in whole or in part and, in respect of any offer which has been accepted, of:-

         (1)   the principal amount in respect of which it was accepted; and

         (2)    the Acceptance Commission Rate at which it was made;

and

      (ii) the Company or the Borrowers' Agent, the Facility Agent and each Underwriter of the aggregate principal amount of any Bills to be accepted and also the Original Dollar Amount thereof.

7.6    ACCEPTANCE AND DISCOUNTING OF BILLS

    (a) The Tender Panel Agent shall, not later than the Prescribed Time, deliver to each Tender Panel Member which has made an accepted offer, Bills of the requisite Tenor and amount, executed on behalf of the Borrower as drawer and completed by the Tender Panel Agent in accordance with Clause 7.7. Each Tender Panel Member shall accept the Bills delivered to it.

    (b) Each Tender Panel Member which has accepted a Bill shall be entitled to an acceptance commission calculated in each case at the applicable Acceptance Commission Rate on the principal amount of the Bill.

    (c) Subject to the terms of this Agreement, each Tender Panel Member may arrange for the Bills accepted by it to be discounted in the London Discount Market or elsewhere, or discount the Bills itself.

    (d)    On the Utilisation Date:

      (i) the Facility Agent shall notify each Tender Panel Member of the Eligible Bill Discount Rate not later than the Prescribed Time; and

      (ii) each Tender Panel Member shall pay to the Facility Agent for the account of the Borrower an amount equal to the amount it would have received as the proceeds of discounting if it had discounted the Bills accepted by it at the Eligible Bill Discount Rate but shall deduct and retain for its own account the acceptance commission to which it is entitled under paragraph (b) above.

    (e) The Facility Agent shall account to the Borrower in accordance with Clause 15.1 for all the amounts received by it from the Tender Panel Members under paragraph (d) above.

    (f) All determinations by the Tender Panel Agent or a Tender Panel Member under this Clause 7 of amounts of acceptance commission shall be made on the basis of a year of 365 days and the actual number of days in the relevant Tenor.

7.7    THE BILLS

    (a) Each Borrower shall, upon delivery to the Tender Panel Agent of any Uncommitted Bankers' Acceptance Request, ensure that the Tender Panel Agent has a sufficient stock of its Bills to enable the Tender Panel Agent to proceed with the Utilisation.

    (b)    Each Bill shall:

       (i) be drawn by the relevant Borrower in its own favour and endorsed by it in blank;

       (ii)    be undated;

       (iii)   have the Maturity Date and the principal amount left blank; and

       (iv) be claused in such a manner as to comply with the Bank of England's requirements for Eligible Bills at that time.

    (c)    Each Borrower irrevocably authorises and requests the Tender Panel
Agent:

      (i)    to date each of its Bills with the relevant Utilisation Date;

      (ii) to insert in each of its Bills the name of the Tender Panel Member on which it is drawn, its Maturity Date and its principal amount; and

      (iii) to deliver the requisite number of duly completed Bills to the relevant Tender Panel Members for acceptance in accordance with Clause 7.6(a).

7.8    INFORMATION

Each Borrower shall promptly on request supply to the Facility Agent or each Tender Panel Member which has accepted a Bill, as appropriate:

    (a) such information relating to the underlying trade transaction to which the Bill relates as the Facility Agent or the Tender Panel Member, through the Facility Agent, may reasonably require; and

    (b) such information directly relating to any Bill as may be required of the Facility Agent or the Tender Panel Member by the Bank of England or any other fiscal or monetary authority in the United Kingdom.

7.9    ELIGIBLE BILLS

The relevant Borrower shall ensure that each Bill accepted by a Tender Panel Member is an Eligible Bill.

8.     UTILISATIONS OF THE SWINGLINE ADVANCE FACILITY

8.1    DELIVERY OF SWINGLINE ADVANCE REQUESTS

Subject to the terms of this Agreement, any Borrower may utilise the Swingline Advance Facility by the Company or the Borrowers' Agent delivering to the Swingline Agent not later than the Prescribed Time a duly completed Swingline Advance Request (with a copy to the Facility Agent).

8.2    FORM OF SWINGLINE ADVANCE REQUESTS

Each Swingline Advance Request shall specify:

    (a)    the identity of the Borrower;

    (b) the proposed Utilisation Date, which shall be a Business Day falling before the then latest Final Maturity Date;

    (c)    the Requested Amount, which shall:

      (i) be not less than U.S.$10,000,000 and an integral multiple of U.S.$5,000,000; and

      (ii)    not exceed the Available Facility Amount;

    (d)    the Term of the requested Advances, which shall be:

      (i) a period not exceeding seven Business Days ending on a Business Day on or before the then latest Final Maturity Date; and

      (ii) the same period in respect of all the Advances requested in the Swingline Advance Request; and

    (e) the details of the bank and account to which the proceeds of the Utilisation are to be made available to the relevant Borrower in accordance with Clause 15.1.

8.3    NOTIFICATION

The Swingline Agent shall, promptly after the receipt by it of a Swingline Advance Request and in any event not later than the Prescribed Time, notify the Facility Agent, each Underwriter and each Swingline Bank of the details of the requested Swingline Advances and each Swingline Bank of the amount of its Advance.

8.4     AMOUNT OF EACH SWINGLINE BANK'S ADVANCE

    (a) Subject to paragraph (b) below and Clause 15.4(i), the amount of each Swingline Bank's Advance shall be the proportion of the Requested Amount which its Commitment bears to the Total Commitments on the relevant Utilisation Date and, for this purpose, the Commitment of a Swingline Bank shall include that or those of its Affiliated Bank(s) if such Affiliated Bank(s) is not also a Swingline Bank.

    (b) No Swingline Bank shall be obliged to make an Advance in the amount calculated in accordance with the ratio referred to in paragraph (a) above if the aggregate of the Original Dollar Amount of:

      (i) the amount of any Existing Facility Outstandings which fall due for repayment or payment (as appropriate) after the relevant Utilisation Date;

      (ii) the amount of any Utilization under the Existing Facility Agreement which is to be made on or before the relevant Utilization Date under this Facility Agreement and which will fall due for repayment or payment (as appropriate) after the relevant Utilization Date;

      (iii) any Advance or Bill that has been or is deemed to have been, or is to be, made or accepted, as the case may be, by it (including in its capacity as an Underwriter or Tender Panel Member) and its Affiliated Bank(s) having a Maturity Date which falls after the relevant Utilisation Date;

      (iv) the Swingline Advance proposed to be made by it on the relevant Utilisation Date in accordance with paragraph (a) above;

      (v) any other Advance or Bill to be made or accepted, as the case may be, by it (including in its capacity as an Underwriter or Tender Panel Member) and its Affiliated Bank(s) on the relevant Utilisation Date; and

      (vi) its L/C Amounts and those of its Affiliated Banks on the relevant Utilisation Date (taking into account any decrease therein to be made on that date).

would be in excess of its Commitment at any time during the Term of the proposed Advance.

    (c) If the aggregate amount calculated in accordance with paragraph (b) above would so be in excess of the Commitment of a Swingline Bank (an "AFFECTED SWINGLINE BANK"), then:-

      (i) the Affected Swingline Bank shall only be obliged to make a Swingline Advance to the extent that its Commitment is not exceeded; and

      (ii) the amount of each other Swingline Bank's Advance shall be re-calculated in accordance with the ratio referred to in paragraph (a) above, except that for the purposes of the re-calculation:

         (1) the Affected Swingline Bank's Commitment shall be deducted from the Total Commitments; and

         (2) the amount of the Affected Swingline Bank's Advance shall be deducted from the Requested Amount.

This calculation shall be applied to each Swingline Bank in turn until the apportionment of the Requested Amount between the Swingline Banks is finally determined.

8.5    PAYMENT OF PROCEEDS

Subject to the terms of this Agreement, each Swingline Bank shall, on the relevant Utilisation Date, make its Advance available to the Swingline Agent for the account of the relevant Borrower in Dollars in accordance with Clause 15.1.

9.    CP PROGRAMMES AND LETTER OF CREDIT FACILITY

Whether the CP Programme is for U.S. Commercial paper or for Euro-Commercial paper, the Company and Finance shall comply with the requirements set out in Clauses 9.1 to 9.4, except as varied by Clause 9.5 in respect of the issue of Euro-Commercial Paper and unless otherwise agreed by the Facility Agent, the Letter of Credit Agent and the Issuing Banks.

9.1    APPROVAL OF CP PROGRAMMES

    (a) Prior to the Company making any Utilization of the Letter of Credit Facility the Company shall have presented for approval to the Facility Agent, the Letter of Credit Agent and the Issuing Bank whose Letter of Credit is to support the proposed programme:

      (i)    details of the proposed CP Dealers;

      (ii)    details of the proposed Depositary;

      (iii)    copies of the proposed dealer agreements and Depositary
Agreement;

      (iv) the name of the Issuing Bank whose Letter of Credit is to support the proposed programme, such Issuing Bank being National Westminster Bank PLC in respect of COMDISCO NWB Notes and COMDISCO FINANCE NWB Notes, Barclays Bank PLC in respect of COMDISCO BAB Notes and Union Bank of Switzerland in respect of COMDISCO UBS Notes; and

      (v)    such other information as may be requested.

    (b) The Letter of Credit Agent and the Facility Agent and the relevant Issuing Bank whose Letter of Credit is to support the proposed programme shall notify the Company within ten Business Days of receipt of the items specified in paragraph (a) above whether or not they approve the proposed CP Dealers and Depositary (such approval to be in their absolute discretion) and whether or not they approve the proposed Dealer Agreements and Depositary Agreements (such approval not to be unreasonably withheld) and if they all so approve, it shall constitute a CP Programme for the purposes of the Letter of Credit Facility. If any one of the foregoing does not so approve, the proposed programme shall not constitute a CP Programme and no Letter of Credit shall be issued in support of it.

9.2     ISSUE OF CP NOTES

    (a) CP Notes may only be issued in accordance with this Agreement and the applicable provisions of the relevant Depositary Agreement.

    (b) Prior to the first issuance and delivery of the CP Notes in respect of any particular CP Programme, the Facility Agent, the Letter of Credit Agent, the relevant Issuing Bank, the Depositary and the Company shall have received
(i) a copy of a letter from Standard and Poor's Corporation and Duff & Phelps, Inc. stating that the CP Notes when issued under that CP Programme, shall be rated respectively "A-1+" and "D-1+" and (ii) a legal opinion from Mayer, Brown & Platt acceptable to the Facility Agent, the relevant Issuing Bank and the Letter of Credit Agent covering matters relating to the CP Programme and the relevant Depositary Agreement.

     (c) The aggregate Face Amount (as defined in the Letter of Credit) of CP Notes that may be issued and outstanding under any CP Programme at any time shall not exceed the Stated Amount of the Letter of Credit to be issued in support.

    (d) The CP Notes shall (i) be dated their date of issuance, (ii) be issued on a discount basis, (iii) be issuable only as bearer notes without coupons in the minimum denomination of One Hundred Thousand United States Dollars ($100,000) and in integral multiples of One Thousand United
States Dollars ($1,000) in excess thereof, (iv) be numbered in the customary manner of the Depositary, (v) be in a Face Amount which, when added to the Face Amount of all other CP Notes under that CP Programme maturing on the same maturity date for such CP Notes would not exceed $25,000,000, (vi) not be subject to automatic extension, renewal or rollover and (vii) otherwise have such terms and conditions as shall be set forth in the instructions provided by the Company to the Depositary pursuant to the Depositary Agreement. Each CP Note shall mature on a day no later than the earlier (determined on the date of issuance) to occur of (a) the two hundred seventieth (270th) calendar day next succeeding the date of issuance thereof and (b) fifteen (15) calendar days prior to the Stated Termination Date of the Letter of Credit issued in support thereof (as defined in the Letter of Credit).

    (e) Neither Issuer shall issue, or cause to be issued, CP Notes on any day unless both before and after giving effect thereto, no Default has
occurred and  is  continuing.    Notwithstanding any provision of this
Agreement or the Depositary Agreement to the contrary, neither Issuer shall issue, or cause to be issued, any CP Notes upon and after the Company's receipt of notice from the Facility Agent or the relevant Issuing Bank that such Issuer is not authorized to issue CP Notes pursuant to the terms of this Agreement.

    (f) For all purposes of this Agreement, Delayed Notes and CP Notes for the payment of which moneys are on deposit in the Special Account or with respect to which a drawing has been honored under the Letter of Credit (but funds for the payment of which have not yet been deposited in the Special Account) shall be deemed not to be "outstanding".

    (g) For the avoidance of doubt, CP Notes issued under the U.S. CP Programme may be issued through The Depositary Trust Company's book-entry system, in which event the Depositary and the Company shall follow the relevant procedures set out in the Depositary Agreement.

    (h) Anything in this Agreement, the Notes or the Depositary Agreement to the contrary notwithstanding, neither Issuer shall issue any CP Notes if the interest thereon or the discount from the sale price would be, in excess of any maximum permitted by applicable law. In determining whether or not any interest payable under the Notes exceeds the maximum rate permitted by applicable law, any non-principal payment, except payments specifically stated to be "interest" shall be deemed, to the extent permitted by applicable law, to be a fee, expense, reimbursement or penalty rather than interest.

9.3    ESTABLISHMENT OF ACCOUNTS RELATED TO CP NOTES

     (a) Prior to the initial issuance of any CP Notes, the Company shall cause the Depositary to establish and at all times maintain at its bank in New York City a special purpose restricted deposit Account (the "Commercial Paper Account") in the name of the Company and, in the case of the Euro-CP Programme, Finance but under the sole dominion and control of the relevant Issuing Bank over which the relevant Issuing Bank shall have the sole right to direct withdrawals therefrom. All proceeds of the sale of the CP Notes issued by the Depositary and deposits (if any) by an Issuer for the purpose of reimbursing the Issuing Bank for LOC Payments shall be initially deposited by the Depositary in the Commercial Paper Account. Funds deposited in the Commercial Paper Account on any day shall, to the extent necessary to reimburse the relevant Issuing Bank for each payment made by the relevant Issuing Bank honoring a demand for payment made by the Depositary under the Letter of Credit and any other amounts payable to the relevant Issuing Bank in respect of Clause 9 of this Agreement be automatically withdrawn from the Commercial Paper Account and paid (free of any deductions or withholdings whatsoever) to the relevant Issuing Bank on such day by deposit to the Letter of Credit Account (as defined below). Any amounts in the Commercial Paper Account in excess of the amount necessary to so reimburse the relevant Issuing Bank shall be automatically withdrawn from the Commercial Paper Account and transferred by the Depositary to the Company or Finance, as the case may be, on such day, unless prior to the time such transfer is made the Depositary shall receive notice from the Facility Agent or the relevant Issuing Bank that a Default has occurred and is continuing. If such notice has been received by the Depositary, no such withdrawals or transfers shall be made. In any event, no payment shall be made out of the Commercial Paper Account prior to ll:00 a.m. on any day.

    (b) The Company (and, where applicable, Finance) hereby irrevocably acknowledges and agrees that the relevant Issuing Bank shall have complete and absolute control over the Commercial Paper Account and any and all funds on deposit in, or otherwise to the credit of, the Commercial Paper Account subject, however, to the applicable provisions of the Depositary Agreement and this Agreement.

    (c) Prior to the initial issuance of any CP Notes under a CP Programme, the Company (and, where applicable, Finance) shall also cause the Depositary to establish and at all times maintain at its bank in New York City a special purpose trust Account for the benefit of the holders from time to time of the CP Notes under that CP Programme (the "Special Account"). Amounts deposited in the Special Account shall be held in trust by the Depositary for the benefit of the holders of the CP Notes under that CP Programme and shall be used solely for the purpose of paying the CP Notes under that CP Programme. The Issuers shall have no legal, equitable or beneficial interest in or rights to the Special Account or the funds on deposit therein. Only funds provided by the relevant Issuing Bank shall be deposited or held in the Special Account. At no time shall any funds on deposit in the Special Account be invested.

    (d) Prior to the initial issuance of any CP Notes under a CP Programme the relevant Issuing Bank shall establish with the Depositary a special Account of the relevant Issuing Bank for the sole and exclusive benefit of the relevant Issuing Bank (the "Letter of Credit Account"). Funds in the Letter of Credit Account shall be subject to withdrawal solely by the relevant Issuing Bank. When the Depositary is required by the terms of the Depositary Agreement to make a payment to the relevant Issuing Bank such payment may be made by crediting the amount thereof in immediately available Dollars to the Letter of Credit Account. All amounts in the Letter of Credit Account shall be automatically transferred to the account of the relevant
Issuing Bank at its Facility  Office.    The  Issuers shall have no legal,
equitable or beneficial interest in or rights to the Letter of Credit Account or the funds on deposit therein.

9.4    NOTIFICATIONS BY DEPOSITARY, THE FACILITY AGENT AND THE ISSUING BANK

    (a) Each time new CP Notes are issued the Company will cause the Depositary to notify promptly the relevant Issuing Bank and the Letter of Credit Agent of (i) the date, the aggregate Face Amount and maturity dates of the newly issued CP Notes, (ii) the aggregate Face Amount and maturity dates of CP Notes previously issued and outstanding, (iii) the aggregate Face Amount and maturity date of all CP Notes then issued and outstanding, including (without limitation) those which were newly issued. Monthly and, in the case of (B) below, on such other occasions as may be reasonably requested by an Issuing Bank, the Company will cause the Depositary to notify the relevant Issuing Bank and the Letter of Credit Agent of (A) the aggregate Face Amount and maturity dates of all CP Notes then issued but not yet paid and (B) the amount of any funds in the Special Account, Commercial Paper Account and Letter of Credit Account, in each case for the closing date for the most recent statement for such account received by the Company from the Depositary as to monthly reports and as to other reports for the ending date requested.

    (b) Each time the Facility Agent or an Issuing Bank gives a notice to the Company or the Depositary in relation to Clause 9, it shall promptly send a copy thereof to the Letter of Credit Agent.

9.5    REQUIREMENTS FOR EURO-COMMERCIAL PAPER

    (a) The requirements set out in this Agreement shall apply to a Euro-CP Programme except where stated, and provided that such requirements shall be varied for a Euro-CP Programme as follows:

      (i) The denomination of each CP Note shall be either $500,000 or $l,000,000;

      (ii)    the CP Notes may be issued in global or definitive form;

      (iii) each CP Note shall mature no earlier than seven days from its date of issuance nor later than the earlier of (x) l83 days after its date of issuance and (y) fifteen days prior to the Stated Termination Date of the Letter of Credit issued in support thereof (as defined in the Letter of Credit);

      (iv) In Clause 9.2(b)(i), a copy of a Letter from Moody's Investors Service, Inc., stating that the CP Notes when issued under that CP Programme, shall be rated "P-l", shall be required in place of the letter from Duff & Phelps, Inc.;

      (v) In Clause 9.2(c), the aggregate Face Amount of CP Notes that may be issued and outstanding under the Euro-CP Programme shall not exceed the Principal Amount (as defined in the Letter of Credit) of the Letter of Credit to be issued in support;

      (vi) For the avoidance of doubt, the Depositary shall establish a separate Commercial Paper Account and Special Account in respect of each of the Company and Finance;

      (vii) In Clause 9.3(d), the words "immediately available" in the fourteenth line shall be replaced by the words "same day".

      (viii) In Clause 9.4(a), delete the whole paragraph and insert the following paragraph in its place:

"Each time new Notes are issued the Company will cause the Depositary to notify promptly in writing the Issuing Bank, the Letter of Credit Agent, and the relevant Issuer of (i) the date, the aggregate Face Amount and maturity dates of the newly issued Notes, (ii) the aggregate Face Amount and maturity date of Notes previously issued and outstanding, (iii) the aggregate Face Amount and maturity date of all Notes then issued and outstanding, including (without limitation) those which were newly issued. Monthly and, in the case of (BB) below, on such other occasions as may be reasonably requested by the Issuing Bank, Company shall cause the Depositary to notify in writing each Issuer, the Issuing Bank and Letter of Credit Agent of (AA) the aggregate Face Amount and maturity date of all Notes then issued but not yet paid and (BB) the amount of any funds in the Special Accounts, Commercial Paper Accounts, and Letter of Credit Account, in each case for the closing date for the most recent statement for such account received by the relevant Issuer from the Depositary provided that notifications other than monthly notifications shall be in respect of the latest date reasonably available".

      (ix)    In Clause 9.l0(b), the following paragraph shall be inserted:

"(iv) upon becoming aware that Additional Amounts (as defined in the Letter of Credit) will be payable, the Depositary shall make an Additional Amounts Drawing (as defined in the Letter of Credit) in an amount equal to the Additional Amounts (as defined in the Letter of Credit) payable under CP Notes in respect of which a Maturity Drawing, Acceleration Drawing or Expiration Drawing has been made and which are not Delayed Notes."

      (x) In Clause 9.l3(a), the words "immediately available" in the second line shall be deleted and the words "same day" inserted in their place and in the sixth line, the words "by the Depositary" shall be deleted.

      (xi) In Clause 9.l5(a), the time 3:00 p.m. (New York time) shall be deleted and the time l2:00 noon (New York time) inserted in its place.

      (xii) In Clause 9.23(a), this paragraph shall apply with the substitution of Moody's Investors Service, Inc. (and a corresponding P-l rating) in place of Duff & Phelps, Inc. (D-l rating).

      (xiii) In Clause 27.1(a) and Clause 29.l0, the references to Duff & Phelps, Inc. shall be replaced by references to Moody's Investors Service, Inc.

    (b) (i)   Each Issuer shall promptly notify the Facility Agent, Letter of
Credit Agent and the relevant Issuing Bank if it becomes required by law to pay any Additional Amounts (as defined in the Letter of Credit).

       (ii) Each Issuer shall make the notification under paragraph (i) above if it is aware that any Additional Amounts are likely to become payable.

      (iii) If notification under paragraphs (i) or (ii) is made, or if, in the reasonable opinion of the Facility Agent, Letter of Credit Agent or the relevant Issuing Bank, any Additional Amounts are likely to become payable in respect of an Issuer, the person holding such opinion shall notify the other two persons and the Company and, upon receipt by the Facility Agent of such notification the Facility Agent shall immediately direct the relevant Issuer and the Depositary not to issue any further CP Notes of such Issuer, provided that such direction shall not be made until 10 Business Days after the notification is received by the Facility Agent if (AA) the relevant Issuer reimburses the Issuing Bank with the amount of any amounts drawn under the Letter of Credit in respect of Additional Amounts and (BB) the Additional Amounts paid or estimated by the Facility Agent to be payable in respect of CP Notes of such Issuer issued up until close of business on the last day of such l0 day period do not exceed US $1,000,000.

      (iv) During the 10 Business Day period referred to in paragraph (iii), the Facility Agent and the Company shall use their reasonable endeavours to establish whether the determination referred to in paragraph (v) below can properly be made. If such determination can be made by the end of such period, the Facility Agent shall, without prejudice to its rights of future action in respect of the issue of CP Notes, not make the direction referred to in paragraph (iii).

      (v) The Facility Agent shall not rescind its instructions to cease issuing CP Notes of any Issuer until it has determined that Additional Amounts are not payable in respect of CP Notes issued by that Issuer and that the ratings previously allocated by the relevant rating agencies in respect of the Euro-CP Programme have been reaffirmed.

9.6    DELIVERY OF LETTER OF CREDIT REQUESTS

Subject to the terms of this Agreement, the Company may utilise the Letter of Credit Facility by delivering to the Letter of Credit Agent, not later than the Prescribed Time, a duly completed Letter of Credit Request in the form of
Part I of Exhibit H for the issue of a new Letter of Credit and in the form of
Part 2 of Exhibit H for the amendment (by way of extension of the Maturity Date or reduction in the Stated Amount only) of a Letter of Credit. The Company may not request the extension of the Maturity Date of a Letter of Credit more than once in any thirty day period and if any Letter of Credit has been cancelled or reduced in amount the Company may not request another Letter of Credit to be issued by the same Issuing Bank (unless it otherwise agrees in writing). When a Letter of Credit has been issued, the Stated Amount of that Letter of Credit cannot be subsequently increased. The Company will not serve a Letter of Credit Request for the issue of a Letter of Credit for the Euro-CP Programme until Finance shall have become an Additional Borrower.

9.7     FORM OF LETTER OF CREDIT REQUESTS

Each Letter of Credit Request shall specify:

    (a)    the identity of the Beneficiary;

    (b) the CP Programme for which the Letter of Credit or amendment thereto is to be issued;

    (c)    the Issuing Bank for the Letter of Credit or amendment thereto;

    (d) the proposed Utilisation Date, which shall be a Business Day falling one month or more before the then latest Final Maturity Date provided that, if the Request is for the issue of a Letter of Credit, the proposed Utilisation Date shall be no later than September 4, 1991 and no Letter of Credit shall be issued thereafter (otherwise than in substitution for a Letter of Credit in accordance with its terms or the terms of this Agreement);

    (e) if it calls for the issue of a Letter of Credit, the Requested Amount which shall not:

         (i)   cause the Letter of Credit Outstandings to exceed
$325,000,000; or

         (ii)    exceed the Issuing Bank's L/C Obligation; or

         (iii)    exceed the Available Facility Amount;

    (f) the Maturity Date or, in the case of an extension of a Letter of Credit, the extended Maturity Date of the Letter of Credit which in each case shall be no later than two Business Days prior to the Final Maturity Date, or more than twelve months after the Utilisation Date; and

    (g) if the Letter of Credit Request is to reduce the Stated Amount of the Letter of Credit, it shall be accompanied by a Request for Change in Stated Amount and Reduction Certificate (as defined in the Letter of Credit) executed and delivered by the Beneficiary of the Letter of Credit and, in the case of the Request for Change in Stated Amount, the Company.

9.8    NOTIFICATION OF ISSUING BANKS AND OTHERS

    (a) The Letter of Credit Agent shall, promptly after receipt by it of a duly completed Letter of Credit Request (and, where appropriate, accompanying documents) and in any event not later than the Prescribed Time, notify the Facility Agent and the relevant Issuing Bank of the details of the Letter of Credit Request.

    (b) The Facility Agent shall, promptly after receipt by it of notice under Clause 9.8(a) above and in any event not later than the Prescribed Time notify each Bank of details of the Letter of Credit Request and its L/C Amount or revized L/C Amount and shall notify the Letter of Credit Agent and the relevant Issuing Bank of each Bank's L/C Amount or revized L/C Amount in that Letter of Credit. If the Letter of Credit Request is for first issuance of a Letter of Credit, the Facility Agent shall also notify the Letter of Credit Agent of the Available Facility Amount

9.9    ISSUE OF AND AMENDMENTS TO LETTERS OF CREDIT

    (a) Following receipt of details of the Letter of Credit Request the relevant Issuing Bank shall subject to the provisions of this Agreement issue the Letter of Credit or amendment thereto through its principal office in New York City or Chicago (as it may in its discretion decide) in accordance with the Letter of Credit Request provided no Issuing Bank shall be required to issue a Letter of Credit in respect of more than one CP Programme at any one time.

    (b) If the Stated Amount of a Letter of Credit is to be reduced pursuant to a Letter of Credit (Amendment) Request, the relevant Issuing Bank shall, after the effective date of such change require the Beneficiary simultaneously to surrender the relevant outstanding Letter of Credit to the relevant Issuing Bank and to accept, in substitution for such Letter of Credit a substitute irrevocable transferable direct pay letter of credit, dated such effective date, for an amount equal to the amount to which the Stated Amount shall have been reduced but otherwise having terms identical to such Letter of Credit. Alternatively, the relevant Issuing Bank shall, in its sole discretion, elect to deliver to the Beneficiary a Stated Amount Amendment in the form of Appendix VI to the Letter of Credit, dated the effective date of such change in the Stated Amount of the Letter of Credit and stating the amount to which the Stated Amount has been reduced.

9.10    LETTER OF CREDIT AUTHORITY AND DRAWINGS

    (a) Each Issuer hereby irrevocably and unconditionally instructs the relevant Issuing Bank to perform in accordance with the terms of the Letter of Credit issued by it, including the making of payments as therein provided and the automatic reinstatement of all Maturity Drawings (as defined in the Letter of Credit) paid by the relevant Issuing Bank in accordance with the terms of its Letter of Credit.

    (b) As set forth in the Letter of Credit, the Beneficiary is authorized to make the following types of drawings under the Letter of Credit:

      (i) on (and not before) the Business Day preceding the Stated Maturity Date of any outstanding CP Notes, the Beneficiary shall make a Maturity Drawing for the aggregate Face Amount of all such outstanding CP Notes with such Stated Maturity Date.

      (ii) upon receipt by the Beneficiary of an Acceleration Notice from the Facility Agent, the Depositary shall make an Acceleration Drawing (as defined in the Letter of Credit) for the aggregate Face Amount of all CP Notes outstanding on the date of such Acceleration Drawing and in respect of which a Maturity Drawing has not been made.

      (iii) if prior to 15 calendar days before the Stated Termination Date of a Letter of Credit (the "EXPIRING LETTER OF CREDIT") either (a) such Stated Termination Date shall not have been extended to a date being the earlier of
(i) twelve months from such Stated Termination Date and (ii) the date being two Business Days prior to the Final Maturity Date (the "REVISED STATED TERMINATION DATE") or (b) a new Letter of Credit in substitution for the Expiring Letter of Credit has not been issued in like amount but with the Revised Stated Termination Date and to be available for drawing on the Business Day following the Stated Termination Date of the Expiring Letter of Credit, then the Depositary shall make an Expiration Drawing (as defined in the Letter of Credit) for the aggregate Face Amount of all CP Notes outstanding on the date of such Expiration Drawing and in respect of which a Maturity Drawing has not been made.

    (c) All drawings to be made under the Letter of Credit shall be made by telecopy or other facsimile communication in the form of Appendices III, IV, IX (and X in relation to the Euro-CP Programme) to the relevant Letter of Credit submitted by the Beneficiary addressed to the Issuing Bank and no further presentation of documentation, including the original Letter of Credit, need be made; it being understood that the telecopy or other facsimile communication shall be the sole operative instrument of drawing. The Issuing Bank may rely upon any such telecopy or other facsimile communication drawing, which it, in good faith, believes to have been despatched by the Beneficiary.

9.11    PAYMENT OF AMOUNTS DRAWN UNDER THE LETTER OF CREDIT

    (a) All payments to be made under a Letter of Credit by the Issuing Bank shall be paid to the Depositary by the relevant Issuing Bank by its irrevocably depositing or causing to be deposited to the Special Account the amount drawn under the relevant Letter of Credit, from the Issuing Bank's own funds, in immediately available Dollars within the time limits as provided in the relevant Letter of Credit.

    (b) Funds deposited or caused to be deposited by the relevant Issuing Bank in the Special Account shall be held by the Depositary for the benefit of each CP Note holder and applied by the Depositary in accordance with the terms of the Depositary Agreement directly to the payment in full of each CP Note presented to the Depositary for payment with respect to which demand was made under the relevant Letter of Credit.

    (c) Funds deposited in the Commercial Paper Account on each day shall, to the extent necessary to reimburse the Issuing Bank for each payment made to the Depositary under the relevant Letter of Credit, be withdrawn (but not before ll:00 a.m., New York time) from the Commercial Paper Account and paid to the relevant Issuing Bank by deposit in the Letter of Credit Account on each day that such reimbursement is required.

    (d) Failure by the Depositary to notify the relevant Issuer of any drawing under a Letter of Credit or the relevant Issuer's failure to receive such notice, shall not in any manner whatsoever (i) alter the relevant Issuer's obligations or the relevant Issuing Bank's or any Bank's rights, hereunder, or (ii) impose any liability on the Letter of Credit Agent, the relevant Issuing Bank or any Bank of any sort, or (iii) alter the relevant Issuing Bank's obligations under the Letter of Credit to the Beneficiary.

    (e) All payments made by the Issuing Bank pursuant to the Letter of Credit shall be made from the general funds of the Issuing Bank and in no event shall such payments be made with funds obtained from the Company or Finance.

    (f) The Company and, in the case of the Euro-CP Programme, Finance hereby agrees to indemnify the relevant Issuing Bank and the Banks against any loss or expense which the relevant Issuing Bank and the Banks may sustain or incur, as reasonably determined by the relevant Issuing Bank and the Banks, as a result of the failure of any of the CP Dealers to make timely payment for newly issued CP Notes on the day of purchase, including any such loss or expense incurred in connection with the investment or other reemployment of anticipated receipt of funds.

9.12    L/C AMOUNT OF EACH UNDERWRITER

    (a) Subject to paragraph (b) below, when a Letter of Credit is first issued the L/C Amount of an Underwriter shall be the proportion of the Requested Amount which its Commitment bears to the Total Commitments on the relevant Utilisation Date provided that in relation to the Letters of Credit issued by Barclays Bank PLC and Union Bank of Siwtzerland on August 15, 1991, Norddeutsche Landesbank Girozentrale shall be deemed to have assumed an L/C Amount in respect of each such Letter of Credit in the proportion which its Commitment bears to the Total Commitments on the Effective Date and the L/C Amounts of the other Underwriters in such Letters of Credit shall be adjusted accordingly. For any subsequent decrease in the Stated Amount of a Letter of Credit each Underwriter's L/C Amount shall be adjusted downwards by an amount equal to the proportion of the amount of the reduction which its L/C Amount bears to the Total L/C Amounts in that Letter of Credit on the relevant Utilization Date;

    (b) No Underwriter shall be obliged to assume an L/C Amount in the amount calculated in accordance with the ratio referred to in paragraph (a) above if the aggregate of the Original Dollar Amount of:

      (i) the amount of any Existing Facility Outstandings which fall due for repayment or payment (as appropriate) after the relevant Utilisation Date;

      (ii) the amount of any Utilisation under the Existing Facility Agreement which is to be made on or before the relevant Utilisation Date under this Facility Agreement and which will fall due for repayment or payment (as appropriate) after the relevant Utilisation Date;

     (iii) any Advance or Bill that has been or is deemed to have been, or is to be, made or accepted, as the case may be, by it (including in its capacity as a Swingline Bank or Tender Panel Member) and its Affiliated Bank
(s) having a Maturity Date which falls after the relevant Utilisation Date;

      (iv) the L/C Amount or adjustment therein proposed to be assumed by it on the relevant Utilisation Date in accordance with paragraph (a) above;

      (v) any Advance or Bill to be made or accepted, as the case may be, by it (including in its capacity as a Swingline Bank or Tender Panel Member) and its Affiliated Bank(s) on the relevant Utilisation Date; and

     (vi) its other L/C Amounts and that of its Affiliated Bank(s) on the relevant Utilisation Date (taking into account any decrease therein to be made on that date),

would be in excess of its Commitment at any time during the Tenor of the proposed Letter of Credit.

    (c) If the aggregate amount calculated in accordance with paragraph (b) above would be so in excess of the Commitment of an Underwriter (the "AFFECTED UNDERWRITER"), then:

      (i) the Affected Underwriter shall be obliged to assume an L/C Amount or adjustment therein under this Clause 9 only to the extent that its Commitment will not be exceeded; and

      (ii) the amount of each other Underwriter's L/C Amount or adjustment therein shall be re-calculated in accordance with the ratio referred to in paragraph (a) above, except that for the purposes of the re-calculation:

         (A) the Affected Underwriter's Commitment shall be deducted from the Total Commitments; and

         (B) the amount of the Affected Underwriter's proposed L/C Amount or adjustment therein (if any) shall be deducted from the Requested Amount.

This calculation shall be applied to each Underwriter in turn until the apportionment of the Requested Amount between the Underwriters is finally determined.

9.13    REIMBURSEMENT OF DRAWINGS UNDER LETTERS OF CREDIT

    (a) The Issuer of CP Notes shall pay to the relevant Issuing Bank in immediately available Dollars the amount of each drawing in each case prior to l2:00 noon (New York time) on the day when payment of the drawing is required to be made by the relevant Issuing Bank. Such payment shall include the amount of immediately available proceeds deposited by the Depositary in the Commercial Paper Account.

     (b) The Issuer of CP Notes shall, if applicable, promptly provide the relevant Issuing Bank with confirmation in form satisfactory to the relevant Issuing Bank that it has effected full payment in accordance with paragraph
(a).

    (c) If the Issuer of CP Notes is unable to give the confirmation of payment referred to in paragraph (b), it shall, not later than 11:00 a.m. (New York time) on the date of payment of a drawing under a Letter of Credit, confirm to the Letter of Credit Agent (which shall notify the relevant Issuing Bank and the Facility Agent) that payment of the relevant drawing will be reimbursed in full on that day.

9.14    PAYMENT UNDER THE SWINGLINE ADVANCE FACILITY

    (a) If the Issuer of CP Notes shall not have notified the Letter of Credit Agent in accordance with Clause 9.13 (c) or the Letter of Credit Agent shall not have received by 11:00 a.m. (New York time) on that day irrevocable confirmation of payment instructions satisfactory to it from the relevant CP Dealer, then the Letter of Credit Agent shall promptly notify the Swingline Agent and the Company shall be deemed to have issued a Swingline Advance Request on such date under Clause 8.2 specifying:

      (i)    such Issuer as borrower;

      (ii) the date of payment of the drawing under the Letter of Credit as the Utilisation Date;

      (iii) the Requested Amount being the lesser of (a) the principal amount of that drawing under the Letter of Credit and (b) the Available Facility Amount;

      (iv)    a Term of three days; and

      (v) a direction to pay the proceeds of the Swingline Advance to the relevant Issuing Bank in satisfaction of the Company's obligation under Clause 9.13.

    (b) In the event of a deemed Swingline Advance Request, the Swingline Agent shall notify the Company promptly of the same.

9.15    REIMBURSEMENT FROM THE BANKS

    (a) On any Business Day the Depositary will inform the Issuing Bank by 3:00 p.m. (New York time) if the aggregate of the funds standing to the credit of the Commercial Paper Account and the Letter of Credit Account is insufficient to fully reimburse that Issuing Bank for the principal amount of the drawing made that day under the Letter of Credit. If such notification is made or if the conditions precedent to the making of a Swingline Advance cannot be satisfied, the Issuing Bank or the Swingline Agent, as the case may be, shall promptly notify the Letter of Credit Agent.

    (b) If notified under paragraph (a) above before 4:00 p.m. (New York time) on any day, the Letter of Credit Agent shall notify each Underwriter by close of business (New York time) on that day. If so notified after 4:00 p.m. (New York time), the Letter of Credit Agent shall notify each Underwriter by 11:00 a.m. on the next Business Day.

    (c) Each Underwriter shall pay to the Issuing Bank its proportion of the unpaid principal amount of the drawing under such Letter of Credit which is the proportion which its L/C Amount bears to the Total L/C Amounts attributable to such Letter of Credit on such date, provided that no Underwriter (other than the Issuing Bank in its capacity as Underwriter) shall be obliged to pay the Issuing Bank in respect of that part of a drawing under the Letter of Credit issued in support of the Euro-CP Programme as is drawn to pay Additional Amounts (as defined in the Letter of Credit) or in respect of an Additional Amounts Drawing (as defined in such Letter of Credit). If notified by the Letter of Credit Agent no later than 5:00 p.m. (New York time) on any Business Day, each Underwriter shall make such payment by 12:00 noon (New York time) on the immediately following Business Day and if notified later than 5:00 p.m. (New York time) on any Business Day then each Underwriter shall make such payment by close of business the immediately following Business Day.

9.16    DEEMED ADVANCE AND INTEREST

    (a) The Issuer of the relevant CP Notes shall pay interest to the relevant Issuing Bank on any amount paid by it under a Letter of Credit which is not reimbursed by the Issuer by 4:00 p.m. (New York time) on the date of the drawing. Interest shall be determined in accordance with Clause
12.3 (default rate) as if the amount related to a Swingline Advance.

    (b) The amounts paid by each Underwriter under Clause 9.15 (including any amount paid by the Issuing Bank in respect of its L/C Amount) shall be deemed to be an Advance made to such Issuer bearing interest at a rate determined in accordance with Clause 12.3 as if it constituted a Swingline Advance for a Term equal to the shorter of three days and the
period ending on the Final Maturity  Date.    If  such amounts are paid after
the occurrence of a Default falling under Clause 2l.2(d),(e) or (f), such amounts shall not be deemed an Advance but shall bear interest at a rate determined in accordance with Clause 12.3 as if they were default amounts relating to a Swingline Advance.

9.17    INDEMNITY

    (a) The Issuer of the relevant CP Notes hereby agrees to pay to the Facility Agent for the account of each Bank on demand from the Facility Agent an amount in Dollars equal to each amount paid out by a Bank under Clause 9.15 together with interest thereon or as the case may be to pay the Issuing Bank on demand from the Facility Agent each amount demanded in accordance with Clause 9.16(a) above and undertakes to indemnify and hold harmless each Financial Institution from and against all liabilities, costs, losses, damages and expenses (except normal overheads) which the Financial Institution may incur or sustain by reason of or arising in any way whatsoever in connection with or by reference to the issue of a Letter of Credit or its performance of the obligations expressed to be assumed under a Letter of Credit. Notwithstanding the foregoing herein, the Issuers shall have no obligation to indemnify an Issuing Bank in respect of any liability incurred by such Issuing Bank (i) arising solely out of the gross negligence or wilful misconduct of such Issuing Bank, as determined by a court of competent jurisdiction (it being understood that in making such payment each Issuing Bank's exclusive reliance on the documents presented to such Issuing Bank in accordance with the terms of the Letter of Credit as to any and all matters set forth therein, whether or not any statement or any document presented pursuant to the Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement whatsoever, shall not be deemed wilful misconduct or gross negligence of such Issuing Bank), or (ii) arising solely out of the wrongful dishonor by such Issuing Bank of proper demand for payment made under and substantially in conformity with the Letter of Credit issued by it.

    (b)    The Issuers and each Bank unconditionally and irrevocably:-

      (i) authorise and direct each Issuing Bank to pay any demand under and in accordance with a Letter of Credit without requiring proof of the agreement of the Issuers or any Bank that the amounts so demanded or paid are or were due and notwithstanding that an Issuer may dispute the validity of any such request, demand or payment;

      (ii) confirm that each Issuing Bank deals in documents only and shall not be concerned with the legality of the claim or any other underlying transaction or any set off, counterclaim or defence as between the Issuers and the Beneficiary; and

      (iii) agree that no Issuing Bank nor any other Bank need have regard to the sufficiency, accuracy or genuineness of any such demand or any certificate or statement in connection therewith or any incapacity of or limitation upon the powers of any person signing or issuing such demand, certificate or statement which appears on its face to be in order and agree that no Issuing Bank nor any other Bank shall be obliged to enquire as to any such matters and may assume that any such demand, certificate or statement which appears on its face to be in order is correct and properly made.

9.18    RIGHTS OF CONTRIBUTION AND SUBROGATION

Until all amounts which may be or may become payable under or in connection with the Finance Documents have been irrevocably paid in full, neither Issuer nor any other Borrower shall, by virtue of any payment made by it or them under or in connection with or referable to this Clause 9 or otherwise, be subrogated to any rights, security or moneys held or received by a Financial Institution or be entitled at any time to exercise, claim or have the benefit of any right of contribution or subrogation or similar right against a Financial Institution. All rights of contribution or similar rights against any Financial Institution are hereby waived by each Issuer and each other Borrower.

9.19    WAIVER OF DEFENCES

Subject as provided in Clause 9.l7(a), each Issuer agrees that its obligations under this Clause 9 shall not be affected by any act, omission, matter of thing which but for this provision might operate to release or otherwise exonerate it from its obligations hereunder in whole or in part, including without limitation and whether or not known to it:-

    (a) any time or waiver granted to or composition with a Financial Institution, the Beneficiary or any other person;

    (b) any taking, variation, compromise, renewal or release of, or refusal or neglect to perfect or enforce, any rights, remedies or securities available to any Financial Institution or other person or arising under any Finance Document; and

    (c) any variation or extension of or increase in liabilities under any Finance Document, so that references in this Agreement to a Finance Document shall include each such variation, extension and variation.

9.20    CONTINUING INDEMNITY

This shall be a continuing indemnity, shall extend to the ultimate balance of the obligations and liabilities of the relevant Issuer under this Clause 9 and shall continue in force notwithstanding any intermediate payment in whole or in part of such obligations or liabilities.

9.21    ADDITIONAL SECURITY

The obligations of the Issuers under this Clause 9 shall be in addition to and shall not be in any way prejudiced by any collateral or other security now or hereafter held by any Financial Institution as security or any lien to which that Financial Institution may be entitled.

9.22    PRESERVATION OF RIGHTS

No invalidity or unenforceability of all or any part of this Clause 9 shall affect any rights of indemnity or otherwise which any Financial Institution would or may have in the absence of or in addition to this clause.

9.23    CANCELLATION OF A LETTER OF CREDIT

    (a) Notwithstanding any provisions of the Depositary Agreement or any other document to the contrary, each Issuer agrees not to, and agrees to cause the Beneficiary not to, cancel a Letter of Credit unless (i) no CP
Notes eligible for payment under the Letter of Credit are outstanding or all drawings required to be made under the Depositary Agreement and available under the Letter of Credit have been made and honoured or (ii) the short-term rating assigned to the CP Notes shall be reduced either below "A1+"
in the case of Standard & Poor's Corporation or "D-1+" (in the case of Duff & Phelps, Inc.) due to a change in the short-term rating assigned to the
relevant Issuing Bank's  short-term  debt.   In the event of a rating
reduction as described in clause (ii), the Company shall have the right to obtain a substitute letter of credit in form identical to the Letter of Credit from another issuer so long as the short term securities issued by or supported by letters of credit issued by such issuer shall be assigned a rating of "A1+" and "D-1+" respectively.

    (b) Upon cancellation of the Letter of Credit under (i) or (ii) of paragraph (a) above, the Company shall execute and deliver, and cause the Depositary to execute and deliver to the Issuing Bank, a Notice of Termination in the form of Appendix I to the form of the Letter of Credit.

    (c) At the close of the relevant Issuing Bank's business (New York time) on the fifteenth day following receipt by the Issuing Bank from the Depositary of a Notice of Termination, the Letter of Credit shall terminate and no further drawings will be or need be honored thereunder.

    (d) Upon the exercise of the Company's right in paragraph (a), the Issuers and the other parties agree to execute any necessary documentation and carry out any necessary further action for the purpose of enabling an approved issuer to take over the role and functions of the Issuing Bank affected by the change in its short-term rating.

9.24    REMOVAL AND APPOINTMENT OF COMMERCIAL PAPER DEALER

With the prior written consent of the Letter of Credit Agent, the Facility Agent and the relevant Issuing Bank, the Company may from time to time remove any CP Dealer and appoint a successor CP Dealer. The Company shall make such request in writing to the Letter of Credit Agent which shall promptly notify the Facility Agent and the Issuing Banks thereof. The Letter of Credit Agent, the Facility Agent and the Issuing Banks agree to respond to such written request of the Company within ten (10) Business Days of their receipt of such request. If the prior written consent of the Facility Agent, the Letter of Credit Agent and the relevant Issuing Banks is not obtained such successor may not be appointed. If such prior written consent of the Facility Agent, the Letter of Credit Agent and the relevant Issuing Bank is obtained, the requested successor may be appointed subject to the review and approval by the Letter of Credit Agent and the relevant Issuing Bank (which approval, as to the Letter of Credit Agent, shall not be unreasonably withheld) of the form of the Dealer Agreement between the Company and such successor and such other matters as the Letter of Credit Agent deems appropriate.

9.25    TERMINATION OF ISSUANCE OF NEW CP NOTES

Upon the occurrence of any of the following, the Facility Agent may, and upon the request of the Majority Underwriters or the relevant Issuing Bank, the Facility Agent shall, direct each Depositary, or in the case of an event specified in any of paragraphs (b) to (g) below affecting a particular Depositary or particular CP Dealer direct that Depositary so affected or that Depositary for the CP Programme under which the affected CP Dealer is operating as such in writing, with a copy to the Company and the relevant Issuing Bank not to authenticate or deliver any new CP Notes under the relevant Depositary Agreement:

    (a)    the occurrence and continuance of a Default;

    (b) the Depositary shall be in default under any material provision of the Depositary Agreement;

    (c) the Depositary shall, for any reason, cease to act as depositary and issuing and paying agent under the relevant Depositary Agreement or such Depositary Agreement shall, for any reason, cease to remain in full force and effect.

    (d) default by any of the CP Dealers in the payment of any amounts payable under its dealer agreement with the Company relating to the CP Notes;

    (e) default shall occur in the payment when due of any indebtedness or obligation which exceeds in the aggregate ten Million United States Dollars (U.S. $10,000,000) (or its equivalent in another currency or currencies) issued, assumed or guaranteed by the Depositary or any of the CP Dealers and shall continue beyond any applicable period of grace, or default shall occur under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such indebtedness;

    (f) the Depositary or any of the CP Dealers makes an assignment for the benefit of creditors, files a petition in bankruptcy, is unable generally to pay its debts as they come due, is adjudicated insolvent or bankrupt or there is entered any order or decree granting relief in any involuntary case commenced against the Depositary or any of the CP Dealers under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or if the Depositary or any of the CP Dealers petitions or applies to any tribunal for any receiver, trustee, liquidator, assignee, custodian, sequestrator or other similar official for the Depositary or any of the CP Dealers or of any substantial part of their respective properties, or commences any proceeding in a court of law for a reorganization, readjustment of debt, dissolution, liquidation or other similar procedure under the law or statutes of any jurisdiction, whether now or hereafter in effect, or if there is commenced against the Depositary or any of the CP Dealers any such proceeding in a court of a law which remains undismissed or shall not be discharged, vacated, or stayed, or such jurisdiction shall not be relinquished, within sixty (60) days after commencement, or the Depositary or any of the CP Dealers by any act, indicates its consent to, approval of, or acquiescence in any such proceeding in a court of law which remains undismissed or shall not be discharged, vacated, or stayed, or such jurisdiction shall not be relinquished, within sixty (60) days after commencement, or the Depositary or any of the CP Dealers by any act, indicates its consent to, approval or, or acquiescence in any such proceeding in a court of law, or to order for relief in an involuntary case commenced against the Depositary or any of the CP Dealers under any such law, or the appointment of any receiver, administrator, trustee, liquidator, assignee, custodian, sequestrator or other similar official for the Depositary or any of the CP Dealers or a substantial part of their respective properties, or if the Depositary or any of the CP Dealers suffers any such receivership, administration, trusteeship, liquidation, assignment, custodianship, sequestration or other similar procedure to continue undischarged for a period of sixty (60) days after commencement or if the Depositary or any of the CP Dealers takes any action for the purposes of effecting the foregoing; or

    (g) judgment for the payment of money in excess of an aggregate of ten Million United States Dollars (U.S. $10,000,000) (or its equivalent in another currency or currencies) shall be rendered against the Depositary or any of the CP Dealers and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed or for the payment of which a surety bond or other adequate security has not been obtained in the opinion of the Facility Agent.

With respect to any of the events described in clauses (b) through (g) above, if the Company effectively, removes the Depositary or such defaulting CP Dealer, as the case may be, or accepts the Depositary's or defaulting CP Dealer's, as the case may be, written resignation and appoints a successor Depositary or CP Dealer, as the case may be (which must be consented to in writing by the Letter of Credit Agent, the Facility Agent and the relevant Issuing Bank) then the Company may, subject to the other terms and conditions of this Agreement, direct such successor Depositary (or in the case of a CP Dealer default, the existing Depositary) in writing, with a copy to the Letter of Credit Agent, and the Facility Agent which shall notify the Banks, to authenticate and deliver new CP Notes in accordance with the Depositary Agreement.

10.    REDUCTION AND CANCELLATION OF THE TOTAL COMMITMENTS

10.1    AUTOMATIC REDUCTION OF EACH UNDERWRITER'S COMMITMENT

The amount of each Underwriter's Commitment shall (if not already so reduced) be automatically reduced to zero at close of business on the Final Maturity Date for that Underwriter.

10.2    VOLUNTARY CANCELLATION

    (a) (i) Subject to sub-paragraph (ii) below, the Company may, on giving not less than five Business Days' prior notice to the Facility Agent (which shall promptly give notice thereof to the other Agents and the Banks), cancel the Total Commitments in whole or in part (but, if in part, in a minimum amount of $25,000,000 and in an integral multiple of $1,000,000 if more).

      (ii) Any cancellation may only take effect in respect of the unutilised portion of the Facilities.

    (b) Any cancellation in part under this Clause 10.2 shall be applied against the Commitment of each Underwriter pro rata.

10.3    IRREVOCABLE

    (a) Any notice by the Company under this Clause 10 of cancellation of the whole or any part of the Total Commitments shall be irrevocable and shall specify the date upon which the cancellation is to become effective and the amount of the Total Commitments to be cancelled.

    (b) No amount of the Total Commitments cancelled under this Agreement may subsequently be reinstated.

11.    AVAILABILITY OF OPTIONAL CURRENCIES

11.1    CHANGE OF CURRENCY

    (a) If, before 9.00 a.m. on the Utilisation Date relative to an Advance which it is proposed be denominated in an Optional Currency (other than Sterling which is not maintained in Euro-Sterling), the Facility Agent receives notice from a Bank that:

      (i) it is impracticable for the Bank to fund its Advance in the proposed Optional Currency in the ordinary course of business in the London or Paris Interbank Market, as the case may be;

      (ii) central bank or other governmental authorisation in the country of the proposed Optional Currency is required to permit its use by the Bank (through its relevant Facility Office) for lending under this Agreement and the authorisation has not been obtained (the Bank having used reasonable endeavours to obtain it) or is not in full force and effect; or

      (iii) the use of proposed Optional Currency is restricted or prohibited by any request, directive, regulation or guideline of any governmental body, agency, department or regulatory or other authority (whether or not having the force of law) in accordance with which the Bank is accustomed to act, the Facility Agent shall give notice to the Company or the Borrowers' Agent to that effect before 10.00 a.m. on that day.

    (b)    If the Facility Agent delivers a notice under paragraph (a) above:

      (i) the Company or the Borrowers' Agent and the relevant Bank may agree that the Advance shall not be made;

      (ii) in the absence of agreement, the Advance shall be denominated in Sterling (but not maintained in Euro-Sterling) or, if the Borrower so requests, Dollars, during its Term and there shall be substituted in the definition of "LIBOR" contained in Clause 1.1 for the time "11.00 a.m." the time "1.00 p.m." and, if the Advance is to be denominated in Dollars, the "Rate Fixing Day" for the purposes of the definition of LIBOR shall be its Utilisation Date; and

      (iii) in any event, the Company or the Borrowers' Agent, as the case may be, shall indemnify the Bank against any loss and expense which the Bank may have incurred as a consequence of the operation of this Clause 11.1.

11.2    NOTIFICATION

The Facility Agent shall notify the Company or the Borrowers' Agent and the relevant Banks of the Facility Agent's Spot Rate of Exchange and relevant Original Dollar Amounts promptly upon ascertaining the same.

11.3    RECALCULATION OF ORIGINAL DOLLAR AMOUNTS

    (a) Each Underwriter may at any time request the Facility Agent to make a notional recalculation of the Original Dollar Amount of all Utilisations outstanding together with all Utilisations in respect of which a Request has been delivered (the "RECALCULATED AMOUNT") on a specified date (the "RECALCULATION DATE") on the basis of the Facility Agent's Spot Rate of Exchange on the Recalculation Date. In the absence of such a request, the Facility Agent shall be under no obligation to make any such recalculation.

    (b)    In the event that the Recalculated Amount exceeds the Total
Commitments:

      (i) no further Utilisations shall be made and no further Utilisation Requests delivered until the Facility Agent notifies the Company that such Utilisation would not cause the Recalculated Amount (as calculated by the Facility Agent at the request of the Company) to exceed the Total Commitments; and

      (ii) the Company shall forthwith, and in any event within three Business Days of notice from the Facility Agent, at the discretion of each individual Bank either, (1) subject to Clause 31.2(a)(iii), prepay (or procure prepayment of) sufficient Advances, or parts thereof (in the Optional Currencies in which they are denominated) to cause the Recalculated Amount to be no greater than the Total Commitments, together with all other amounts payable under the Finance Documents in respect of such prepayment and/or (2) pay to the Facility agent on behalf of the Underwriters, for crediting to a cash collateral account to be established by the Facility Agent, an amount in Dollars equal to the excess of the Recalculated Amount over the Total Commitments.

    (c) As security for the payment when due of the obligations referred to above, the Company hereby pledges, charges and assigns and agrees to pledge, charge and assign all of its right, title and interest in the cash collateral account referred to above to the Facility Agent for the benefit of the Underwriters, to the extent permitted by law and without prejudice to any rights of set-off and agrees on request to enter into such further documentation as the Facility Agent may reasonably require to give effect to or to perfect the security created or agreed to be created by this clause and hereby irrevocably appoints the Facility Agent as its attorney for the purposes of executing any such documentation on its behalf.

12.    INTEREST

12.1    RATE
    (a) The rate of interest applicable to each Advance (other than a Swingline Advance or a Local Advance) for its Term shall be the rate per annum determined by the Facility Agent to be the aggregate of:

      (i) (1) in the case of an Underwritten LIBOR Advance, the Underwritten LIBOR Margin;

         (2) in the case of an Underwritten CD Advance, the Underwritten CD Margin; or

         (3) in the case of an Uncommitted Advance, the margin (if any) specified in the relevant offer by the relevant Tender Panel Member;

      (ii)  (1) in the case of a LIBOR Advance, LIBOR relative to the Advance;
or

          (2) in the case of a CD Advance, the Adjusted CD Rate relative to the Advance;

and

      (iii) in the case of an Advance denominated in Sterling unless it is maintained in Euro-Sterling the Additional Cost relative to the Advance.

    (b) The rate of interest applicable to each Swingline Advance for its Term shall be the rate per annum determined by the Swingline Agent to be the Applicable Rate for each day during the period from and including the Utilisation Date of the Swingline Advance until but excluding its Maturity Date.

    (c) The rate of interest applicable to each Local Advance for its Term shall be the rate per annum determined by the Facility Agent by reference to the basis for calculation of interest agreed between the Company or the Borrowers' Agent and each of the Banks for such Local Advance and the rate specified in the relevant offer by the relevant Tender Panel Member.

12.2    DUE DATES

Save as otherwise provided in this Agreement, accrued interest in relation to each Advance shall be payable by the relevant Borrower on the Maturity Date of that Advance.

12.3    DEFAULT INTEREST

    (a) If a Borrower fails to pay any amount payable by it under this Agreement or in respect of any Bill on the due date, it shall, on demand by the Facility Agent from time to time, pay interest on the overdue amount from the due date up to the date of actual payment, as well after as before judgment, at a rate, subject to paragraph (c) below, determined by the Facility Agent to be two per cent. (2%) per annum above the higher of:

      (i) the rate applicable to the overdue amount under Clause 12.1(a) immediately before the due date (if of principal); and

      (ii)   (A)    if the overdue amount relates to a Swingline Advance, the
Applicable Rate; or

        (B) in all other cases, the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted an Underwritten LIBOR Advance in the currency of the overdue amount made under this Agreement for successive Terms of up to three months, as the Facility Agent may determine from time to time (each a "DESIGNATED TERM").

    (b)    The rate of interest shall be determined:

      (i)   if calculated by reference to the Applicable Rate, on each day; or

      (ii) if calculated by reference to LIBOR, on each Business Day, the first day of, or two Business Days before the first day of, the relevant Designated Term, as the Facility Agent may reasonably determine from time to time.

    (c) If the Facility Agent (after consultation with the Reference Banks) determines that deposits in the currency of the overdue amount are not or were not, as the case may be, being made available by the Reference Banks to leading banks in the London Interbank Market in the ordinary course of business, the rate shall be determined by reference to the cost of funds to the Reference Banks from such other sources as the Facility Agent (after consultation with the Reference Banks) may from time to time determine.

    (d) Interest shall be compounded monthly (if calculated by reference to the Applicable Rate) or at the end of each Designated Term (if calculated by reference to LIBOR).

12.4    BANK BASIS

Interest shall accrue from day to day, and be computed on the basis of a year of 360 days or, in the case of interest payable in respect of a Swingline Advance or an amount denominated in Sterling or any other currency for which it is market practice, 365 days, and, in all cases, for the actual number of days elapsed.

12.5    NOTIFICATION

Each determination of a rate of interest by the Facility Agent under this Agreement shall promptly be notified to the relevant Contracting Parties.

13.     REPAYMENT AND PREPAYMENT OF ADVANCES AND PAYMENT OF BILLS

13.1    REPAYMENT OF ADVANCES

Each Borrower shall repay each Advance made to it in full on its Maturity Date to the Facility Agent for the account of the Bank which made the Advance.

13.2    PAYMENT OF BILLS

Each Borrower shall pay an amount equal to the principal amount of each Bill drawn by it on its Maturity Date to the Facility Agent for the account of the Bank which accepted the Bill.

13.3    PREPAYMENT OF ADVANCES

    (a) A Borrower may, on giving not less than 3 Business Days' notice via the Company or the Borrowers' Agent (if the Borrower is not the Company) to the Facility Agent and subject to Clause 31.2(a)(iii), prepay any Advance made to it.

    (b) A Borrower may not prepay any Advance except as expressly provided in this Agreement.

    (c)    Prepayments shall be made together with accrued interest.

13.4    EARLY PAYMENT OF BILLS

Any Borrower may, on giving not less than 3 Business Days' notice, via the Company or the Borrowers' Agent if the Borrower is not the Company to the Facility Agent, comply prematurely with its obligations under Clause 13.2. If it does do so then the amount payable by the Borrower shall be discounted on the basis of such normal commercial rates prevailing at the time of payment for Sterling deposits of an amount equal to the face amount of the Bill for the period from the time of payment to the Maturity Date of the Bill as the Facility Agent (after consultation with the relevant Borrower) may reasonably determine.

14.    MARKET DISRUPTION

14.1    ADVANCES

    (a) If, in relation to any proposed Utilisation comprising Advances (other than Swingline Advances):

      (i) no, or only one, Reference Bank is able to supply a rate for the purposes of determining LIBOR (in the case of a Utilisation comprising Uncommitted Advances or Underwritten LIBOR Advances) or no, or only one of the Reference Dealers is able to supply a rate for the purposes of determining the Adjusted CD Rate (in the case of a utilisation comprising Underwritten CD Advances) relative to the Utilisation or the Facility Agent otherwise determines (which determination shall be conclusive and binding on all the Contracting Parties) that adequate and fair means do not exist for ascertaining LIBOR or the Adjusted CD Rate, as appropriate, relative to the Utilisation; or

      (ii)    the Facility Agent receives notification:

          (A) from Banks participating in more than 50 per cent. by value of the proposed Advances to be comprised in the Utilisation but for this purpose, a Utilisation comprising Advances denominated in Sterling shall be regarded as consisting of two separate Utilisations, one comprising Advances, not maintained in Euro-Sterling and the other comprising Advances maintained in Euro-Sterling that, in their opinion, neither Dollar nor Sterling deposits of equal duration to the Term requested will be available to them in the London or Paris Interbank Market in the ordinary course of business in sufficient amounts to fund their Advances for that Term; or

         (B) from Banks participating in more than 50 per cent. by value of the proposed Advances to be comprised in the Utilisation that, by reason of circumstances affecting the London or Paris Interbank Market, as the case may be, the cost to them of deposits obtained in the London or Paris Interbank Market as the case may be, to fund their Advances would be in excess of the relevant LIBOR, the Facility Agent shall promptly serve a notice (a "SUSPENSION NOTICE") on the Borrowers and the relevant Banks stating that the relevant event has occurred and that this Clause 14 is in operation.

    (b)    After a Suspension Notice has been served:

      (i) notwithstanding any other provision of this Agreement, the Advances comprised in the Utilisation shall not be made;

      (ii) no further Utilisation Requests for Advances in the currency affected by the Suspension Notice may be delivered by the Borrowers until the Facility Agent notifies the Company that the event specified in the Suspension Notice no longer prevails, which the Facility Agent shall do as soon as practicable after so ascertaining;

      (iii) if the Company so requires, within five Business Days of service of a Suspension Notice, the Company and the Facility Agent shall enter into negotiations (which the Facility Agent shall not be obliged to continue for a period of more than 30 days) in good faith with a view to agreeing a substitute basis for determining the rate of interest and/or funding applicable to any future Advances; and

      (iv) any substitute basis agreed under sub-paragraph (iii) above shall, with the prior consent of all the Underwriters, take effect in accordance with its terms and be binding on all the Contracting Parties.

14.2    BILLS

    (a)    If, in relation to any Bills:

      (i) the Facility Agent determines (which determination shall be conclusive and binding on all the Contracting Parties) that adequate and fair means do not exist for ascertaining the Eligible Bill Discount Rate applicable to the Bills; or

      (ii) the Facility Agent determines that the Bills do not comply with the then current Bank of England regulations for Sterling bankers' acceptances,

the Facility Agent shall promptly notify the Company and the relevant Banks of the fact.

    (b)   After any notification under paragraph (a) above:

      (i) notwithstanding any other provision of this Agreement, those Bills shall not be accepted under Clause 7.6 or, if they have been accepted, they shall automatically be cancelled; and

      (ii) in the case of paragraph (a)(i) above, no further Utilisation Requests for Bills may be delivered by any Borrower until the Facility Agent notifies the Company that it is once again able to determine the Eligible Bill Discount Rate, which the Facility Agent shall do as soon as practicable after so ascertaining.

15.    PAYMENTS

15.1    FUNDS AND PLACE

    (a) Except as otherwise provided in this Agreement, all payments to be made by a Borrower or any Bank under this Agreement shall, subject as otherwise provided in Clause 9, be made to the Facility Agent or the Swingline Agent, as the case may be, as follows:

     (i) if in Dollars (unless the payment is in respect of the Swingline Facility), to the account of the Facility Agent at National Westminster Bank PLC, 175 Water Street, New York, N.Y. 10038, U.S.A. for value on the due date in Dollars and in either immediately available Federal funds (ABA No. 026002749) for credit to Account No. 00150509) or Same Day Funds (ABA No. 274, CHIPS UID 49291 for credit to Account No. 00150509 CHIPS UID No. 49291) or at such other office or bank in New York City as the Facility Agent shall have previously notified to the Borrower or Bank, as the case may be;

     (ii) if in Dollars and the payment is in respect of the Swingline Facility, to the account of the Swingline Agent at National Westminster Bank PLC, 175 Water Street, New York, N.Y. 10038, U.S.A. for value on the due date in Dollars and in either immediately available Federal funds (ABA No. 026002749) or Same Day Funds (ABA No. 274, CHIPS UID 49291) or at such office or bank in New York City as the Swingline Agent shall have previously notified to the Borrower or Bank, as the case may be;

      (iii) if in Sterling, not later than 1.00 p.m. on the due date in Sterling and in immediately available funds to National Westminster Bank PLC at National Westminster Tower, 25 Old Broad Street, London EC2N 1HQ for the account of the Facility Agent (Account No. 04607236) or in such manner or at such other office or bank in London as the Facility Agent shall have previously notified to the Borrower or Bank, as the case may be; or

      (iv)   if in an Optional Currency (other than Sterling), not later than
11.00 a.m. local time in the place for payment (or such other time as may be required by law or practice for the settlement of foreign exchange transactions in the place of payment) on the due date in lawful money of the country of that Optional Currency and in immediately available funds to the account of the Facility Agent at such bank in the principal financial centre of the country of that Optional Currency as the Facility Agent shall have previously notified to the Borrower or Bank, as the case may be.

    (b) Subject to Clause 15.3, each payment received by the Facility Agent or the Swingline Agent as the case may be, for the account of another person under paragraph (a) above shall:

      (i) in the case of a payment received for the account of a Borrower, be made available by the Facility Agent or the Swingline Agent as the case may be, to the Borrower by application:

         (A) first, in or towards payment (on the date and in the currency and funds of receipt) of any amount due from the Borrower under this Agreement or in or towards the purchase of any amount of any currency to be so applied; and

         (B) secondly, in payment (on the date and in the currency and funds of receipt):

           (1) if in Dollars, to the account of the Borrower with such office or bank in New York City as it shall have previously notified to the Facility Agent or the Swingline Agent, as the case may be;

           (2) if in Sterling, to the account of the Borrower at such office or bank in London as it shall have previously notified to the Facility Agent; and

           (3) if in an Optional Currency (other than Sterling), to the account of the Borrower with such office or bank in the principal financial centre of the country of that currency as it shall have previously notified to the Facility Agent;

and

      (ii) 0in the case of any other payment, be made available by the Facility Agent or the Swingline Agent as the case may be, to the person for whose account the payment was received (in the case of a Bank for the account of its Facility Office) on the date and in the currency and funds of receipt:

         (A) if in Dollars, for the account of such person to such account of the person with such office or bank in New York City as it shall have previously notified to the Facility Agent or the Swingline Agent as the case may be;

         (B) if in Sterling, for the account of such person to such account of the person with such office or bank in London as it shall have previously notified to the Facility Agent; and

         (C) if in an Optional Currency (other than Sterling), to the account of the person with such office or bank in the principal financial centre of the country of that currency as it shall have previously notified to the Facility Agent.

    (c) Each of the Facility Agent and the Swingline Agent shall promptly distribute payments received for the account of the Banks among the Banks pro rata to their respective entitlements.

15.2    CURRENCY

    (a) Any repayment or prepayment of any Advance shall be made in the currency in which it is denominated on the due date.

    (b) Interest shall be payable in the currency in which the relevant amount in respect of which it is payable is denominated.

    (c)    Any payment in respect of a Bill shall be payable in Sterling.

    (d) Any other amount payable under this Agreement shall, unless otherwise provided in this Agreement, be payable in Dollars.

15.3    RECOVERY OF PAYMENTS

Unless the relevant Agent has received notice from a Bank or Borrower not less than two Business Days before the date upon which the Bank or Borrower (the "PARTY LIABLE") is to pay an amount to the Agent for transfer to a Borrower or Bank respectively (the "PAYEE") that the party liable does not intend to make that amount available to the Agent, the Agent may assume that the party liable has paid the amount to it on the due date in accordance with this Agreement. In reliance upon that assumption, the Agent may (but shall not be obliged to) make available to the payee(s) a corresponding sum. If the amount is not in fact made available to the Agent and the party liable does not forthwith on demand pay the amount to the Agent together with interest on the amount until its payment at a rate determined by the Agent to reflect its cost of funds, the payee(s) shall forthwith on demand repay the amount to the Agent together with interest on the amount calculated as above. The provisions of this Clause 15.3 are without prejudice to any rights which the Agent and the payee may have against the party liable.

15.4    TAXES

    (a) All payments to be made by a Borrower under the Finance Documents shall be made:-

      (i)    without set-off or counterclaim; and

      (ii) free and clear of and without deduction for or on account of all Taxes except to the extent that the Borrower is compelled by law to make payment subject to any Taxes.

For the purposes of this Clause 15, "RELEVANT TAX" means any Tax imposed in the U.K. or the jurisdiction of incorporation of any Borrower or any other jurisdiction from or through which a payment is made under any Finance Document (or any federation or organisation of which any of those jurisdictions is at the relevant time a member) or any political sub-division or taxing authority of any of the foregoing.

    (b) All Taxes required to be deducted or withheld from any amounts paid or payable under the Finance Documents shall be paid by the Borrower promptly and in any event before penalties attach thereto. If any Relevant Taxes or amounts in respect of Relevant Taxes must be deducted from any amounts payable or paid by a Borrower under the Finance Documents (or payable or paid by an Agent to a Financial Institution under the Finance Documents), the Borrower shall pay such additional amounts as may be necessary to ensure that the relevant Financial Institution receives a net amount equal to the full amount which it would have received had payment not been made subject to Relevant Tax; provided, however, that no such additional amounts shall be paid for the account of a Financial Institution for or on account of:

      (i) any Relevant Tax if such Financial Institution ceases to be exempt from deduction or withholding of such Relevant Tax in respect of payments to it hereunder for a reason that is not related to a change in any law, regulation or official interpretation relating to any Relevant Tax and is not related to an amendment, modification or revocation of an applicable double tax treaty or a change in official position regarding the application or interpretation thereof, in each case occurring after the date as to which the representation and warranty made or deemed made by such Financial Institution in accordance with Clause 15.4(d) with respect to payments by such Borrower is applicable; or

      (ii) any Relevant Tax that would not have been imposed but for (x) the representations and warranties made or deemed made by such Financial Institution in accordance with Clause 15.4(d) not being true and accurate in all material respects or (y) the failure of such Financial Institution to comply with the obligations undertaken (or deemed undertaken) by it under Clause 15.4(e).

    (c)   Within thirty days of each payment by a Borrower under sub-paragraph
(b) above of Tax or in respect of Taxes, it shall deliver to the Facility Agent for the relevant Financial Institution an original receipt, a certified copy thereof, or other appropriate evidence issued by the authority to whom the payment was made that the Tax has been duly remitted to the appropriate authority.

    (d)    (i)    Each Financial Institution represents and warrants to the
Company and to each Specified Subsidiary that, at the Signing Date (or in the case of any Assignee, New Bank or new Tender Panel Member, as of the date of the relevant assignment, transfer or nomination becoming effective or, in the case of any change in Facility Office by a Bank, as of the date such change is effective), that as to the Company and the Specified Subsidiaries and currencies specified in the letter from the relevant Financial Institution to the Company in the form set out in Exhibit R, dated the Signing Date (or such effective date, as the case may be, which letter the relevant Assignee, New Bank, or new Tender Panel Member agrees to deliver to the Company on the effective date) such Financial Institution is entitled to receive all payments made by the Company or such Specified Subsidiary without deduction or withholding for or on account of any Relevant Taxes. If any representation made under this subclause (d) was untrue when made or deemed made, the consequences for the relevant Financial Institution hereunder shall be only as set out in sub-clauses 15.4(b) and 15.4(f).

      (ii) Within 21 days after any Proposed Borrower that is not a Specified Subsidiary becoming an Additional Borrower under Clause 29.10 below, each Financial Institution undertakes to deliver a letter to the Company stating whether such Financial Institution is entitled to receive payments made by such Additional Borrower without deduction or witholding for or on account of any Relevant Tax. By delivery of such letter, such Financial Institution will be deemed to make the representation and warranty contained in sub-paragraph (d)(i) above to the extent that such letter indicates that such Financial Institution is entitled to recover payments made by such Additional Borrower without deduction or withholding for and on account of any Relevant Tax, but with reference to the date of such letter.

    (e) (i) Each Financial Institution that is not a corporation or other entity created or organized under the laws of the U.S.A. (a "NON-UNITED STATES PERSON") agrees to execute and deliver to the Company (for the attention of the Director of Taxes), (s) within 30 days of the signing of this Agreement (or, in the case of any Assignee, New Bank or new Tender Panel Member, within 30 days of the date the relevant assignment or transfer or nomination becomes effective or, in the case of any change in Facility Office by a Bank, within 30 days of the date such change is effective) but in no event later than the date of the first payment to such Financial Institution and (t) before the first scheduled payment date by the Company in each taxable year of such Financial Institution, either one Internal Revenue Service Form 1001 or two Internal Revenue Service Forms 4224 or such other forms at the time fulfil the same purpose, in each case, together with such other related forms as the Company may reasonably request, properly completed and claiming complete or partial, as the case may be, exemption from withholding and deduction of United States federal Taxes.

      (ii) Each Financial Institution agrees to execute and deliver to the Company and each Additional Borrower, when required by law or when otherwise reasonably requested by the Company or such Additional Borrower, such forms as are required, or that the Company or such Additional Borrower may reasonably request, to establish that such Financial Institution is entitled to complete or partial, as the case may be, exemption from deduction or withholding for or on account of any Relevant Taxes with respect to all payments to be made by such Additional Borrower under the Finance Documents.

      (iii) Each Financial Institution agrees that, to the extent any form claiming or otherwise establishing complete or partial exemption from withholding and deduction of Relevant Taxes delivered under this Agreement is incomplete or incorrect in any material respect when delivered or thereafter, such Financial Institution shall execute and deliver complete and correct replacement forms.

    (f) In the event that (x) any Borrower makes payments to any Financial Institution without any deduction or withholding on account of any Taxes, (y) it is later determined that such Borrower is liable for such deduction or withholding, and (z) such Financial Institution would not, at the time of such payments, have been entitled to an additional amount in respect of such deduction or withholding under Clause 15.4(b) had the deduction or withholding been made, then such Financial Institution shall indemnify such Borrower (on an after-tax basis) for any amounts that such Borrower remits to the governmental or other authority as a result of such determination.

    (g) If any Borrower pays any additional amount or indemnity under paragraph (b) above (a "TAX PAYMENT") and any Bank effectively obtains a refund of Tax, or credit against Tax, by reason of that Tax Payment (a "TAX CREDIT"), and the Bank is able to identify the Tax Credit as being attributable to the Tax Payment, then the Bank shall reimburse to the Borrower such amount as the Bank shall, in its absolute discretion, determine to be the proportion of the Tax Credit as will leave the Bank (after that reimbursement) in no better or worse position than it would have been in if the Tax Payment had not been required. The Bank shall have an absolute discretion as to whether to claim any Tax Credit and, if it does
claim, the extent, order and manner in which it does so.   None of the Banks
shall be obliged to disclose any information regarding its tax affairs or computations to any Borrower.

    (h)   (i)    Subject to sub-paragraph (ii) below, if Relevant Taxes must be withheld or deducted from any amounts payable or paid by a Borrower to a Bank under the Finance Documents such Borrower may by giving not less than ten Business Days' notice to the Bank (through the Facility Agent):

         (A) prepay in full any Advance made to it by the Bank together with all other amounts payable to the Bank under the Finance Documents;

         (B) comply prematurely with its obligations (whether or not such obligations are then due for performance) under Clause 13.2 in respect of all outstanding Bills accepted by the Bank with the amount to be so paid to be discounted in accordance with Clause 13.4;

        (C) arrange for that Bank's liability, actual or contingent, in respect of any Letter of Credit to be cancelled or released; and

         (D)    if the Bank is a Committed Bank, cancel that Bank's Commitment;

      (ii) any notice by a Borrower shall be irrevocable and may only be given under sub-paragraph (a) above whilst the duty to withhold or deduct continues; if a Bank is a Committed Bank, its Commitment shall be cancelled on the giving of the notice.

    (i) Notwithstanding any provision herein to the contrary but except as provided below, no Committed Bank shall be obliged to make an Advance in any currency to any Specified Subsidiary (except for Swingline Advances to Finance) other than in those currencies and to those Specified Subsidiaries set forth in the letter delivered by such Committed Bank pursuant to Clause 15.4(d)(i) above. If such an Advance is requested, then for the purposes of determining the amount of each other Bank's Advance under Clause 5.4 or 8.4, that Bank's Commitment shall be deducted from the Total Commitments.

15.5    NON-BUSINESS DAYS

Whenever any payment under the Finance Documents becomes due on a day which is not a Business Day, then the due date shall instead be the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not). During any extension of the due date for payment of any principal under this Agreement interest shall be payable on the principal at the rate payable on the original due date.

15.6    CERTIFICATIONS

Any certification or determination of a rate or amount made by a Financial Institution shall be prima facie evidence of the matters certified or determined.

15.7    APPROPRIATIONS

In the case of a partial payment, the relevant Agent may appropriate the payment towards the obligations of the Borrowers under the Finance Documents in the following order:

    (a) FIRST, in or towards payment pro rata of any costs and expenses of the Financial Institutions due but unpaid under the Finance Documents;

    (b) SECONDLY, in or towards payment pro rata of any accrued interest due but unpaid under the Finance Documents;

    (c) THIRDLY, in or towards payment pro rata of any principal due but unpaid under the Finance Documents; and

    (d) FOURTHLY, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

Any appropriation as above shall override any appropriation made by a Borrower.

15.8    MITIGATION

If, in respect of any Bank, circumstances arise which would, or would on the giving of notice, result in:-

     (a)  any additional amounts becoming payable under Clause 15.4(b) (Taxes);
or

     (b)  any amount becoming payable under Clause 16 (Increased Costs); or

     (c)    any prepayment or cancellation under Clause 17 (Illegality),

then, without limiting the obligations of the Borrowers under this Agreement and without prejudice to the terms of Clauses 15.4, 16 and 17, the Bank shall, in consultation with the Facility Agent and the Company, take such reasonable steps as may be open to it (including, without limitation, changing a Facility Office) to mitigate or remove such circumstance, including (without limitation) the transfer of its rights and obligations under this Agreement to another bank or financial institution acceptable to the Company, unless to do so might (in the opinion of the Bank) in any way be prejudicial to it or would otherwise be contrary to its banking policy.

16.    INCREASED COSTS

16.1    INCREASED COSTS

Subject to Clause 16.2, if the result of:

    (a) the introduction of or any change in any law, regulation, treaty or official directive or request from any governmental or regulatory authority (whether or not having the force of law but if not having the force of law, being of a type with which the Bank is accustomed to comply) or any change in the interpretation or application thereof; and/or

    (b) compliance (without adopting materially less prudent policies or standards than those previously adopted by it) by any Financial Institution with any of the matters mentioned in paragraph (a) above, including in each case, without limitation, those relating to Taxation, any reserve, special deposit, cash ratio, liquidity or capital adequacy requirement or any other form of banking or monetary controls, is that:

      (i) a Financial Institution incurs an additional cost as a result of having entered into, or performing, maintaining or funding its obligations under, any Finance Document; or

      (ii) a Bank incurs an additional cost in making, funding or maintaining all or any advances comprised in a class of advances formed by or including the Advances made or to be made by it under this Agreement; or

      (iii) any amount payable to a Financial Institution or the effective return to a Financial Institution under this Agreement or on its capital is reduced; or

      (iv) a Financial Institution makes any payment or foregoes any interest or other return on or calculated by reference to any amount received or receivable by it from any Borrower or the Facility Agent under any Finance Document, then and in each such case:

         (A) the Financial Institution shall notify the Company through the Facility Agent of the relevant event promptly upon becoming aware of the event and of the amount of any claim under this Clause 16.1 promptly upon ascertaining that amount;

         (B) promptly following any demand from time to time by the Financial Institution through the Facility Agent, the Company shall pay to the Facility Agent for the account of the Financial Institution such amount as the Financial Institution shall certify will compensate the Financial Institution for the additional cost (or, in the case of paragraph (ii) above, the proportion of the additional cost as is attributable to its making, funding or maintaining Advance(s)), reduction, payment or forgone interest or other return attributable to the period commencing not earlier than the day falling three months before the date of notification of the relevant event under paragraph (A) above.

         (C)   (a)    subject to sub-paragraph (b) below, each Borrower may
via the Company or the Borrowers' Agent (if the Borrower is not the Company) by giving not less than ten Business Days' notice to the Bank (through the Facility Agent):

      (i) prepay in full any Advance made to it by the Bank together with all other amounts payable to the Bank under the Finance Documents;

      (ii) comply prematurely with its obligations (whether or not such obligations are then due for performance) under Clause 13.2 in respect of all outstanding Bills accepted by the Bank with the amount to be so paid to be discounted in accordance with Clause 13.4;

      (iii) arrange for that Bank's liability, actual or contingent, in respect of any Letter of Credit to be cancelled or released; and

      (iv)    if the Bank is a Committed Bank, cancel that Bank's Commitment;
and

    (b) any notice by a Borrower shall be irrevocable and may only be given under sub-paragraph (a) above whilst the circumstances giving rise to the notification under paragraph (A) above continue; if a Bank is a Committed Bank, its Commitment shall be cancelled on the giving of the notice.

16.2    EXCEPTIONS

Clause 16.1 shall not apply to or in respect of:

    (a)    any amount covered by the Additional Cost;

    (b) any change in the rate of Taxation on the overall net income of a Bank (or the overall net income of a division or branch of the Bank) imposed in the jurisdiction in which its principal office or Facility Office for the time being is situate; and

    (c)    any circumstances referred to in Clause 15.4 (Taxes).

17.    ILLEGALITY

If the introduction of or any change in any law, regulation, treaty or official directive (whether or not having the force of law but, if not having the force of law, being of a type with which the Bank is accustomed to comply) shall make it unlawful or contrary to an official directive ("SUPERVENING ILLEGALITY") in any jurisdiction for any Bank to make available or fund or maintain any Advance or to give effect to its obligations as contemplated by this Agreement, the Bank may give notice thereof to the Company through the Facility Agent, whereupon:-

    (a) each Borrower shall, within the time allowed by the relevant law, regulation, treaty or official directive, prepay the Bank's Advances to it together with all other amounts payable to the Bank under the Finance Documents and arrange for that Banks's liability, actual or contingent, in respect of any Letter of Credit to be cancelled or released;

    (b) each Borrower shall, within the time allowed by the relevant law, regulation, treaty or official directive, comply forthwith with its obligations under Clause 13.2 (whether or not they are then due for performance) in respect of any outstanding Bills accepted by the Bank;

    (c) the Company shall arrange for that Bank's liability, actual or contingent, in respect of any Letter of Credit to be cancelled or released; and

    (d) if the Bank is a Committed Bank, its Commitment shall forthwith be cancelled,

to the extent required to remove the Supervening Illegality.

18.    GUARANTEE

18.1    GUARANTEE

The Company irrevocably and unconditionally:

    (a) guarantees to the Financial Institutions, as principal obligor and not merely as surety, prompt performance by the Borrowers of all their obligations under this Agreement and the payment of all sums payable now or in the future to the Financial Institutions by the Borrowers under this Agreement when and as they become due; and

    (b) undertakes with the Financial Institutions that if and whenever a Borrower is in default in the payment of any amount under this Agreement the Company shall forthwith pay the amount as if the Company instead of the Borrower were expressed to be the principal obligor, together with interest on the amount at the rate per annum from time to time payable by the Borrowers on the amount from the date when it becomes payable by the Company until payment of it in full.

18.2    CONTINUING GUARANTEE

This guarantee is a continuing guarantee and shall extend to the ultimate balance of all sums payable by the Borrowers under the Finance Documents.

18.3    REINSTATEMENT

Where any discharge (whether in respect of the obligations of any Borrower or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, liquidation or otherwise without limitation, the liability of the Company under this guarantee shall continue as if the discharge or arrangement, as the case may be, had not occurred. Each of the Financial Institutions is entitled to concede or compromise any claim that any payment, security or other disposition is liable to avoidance or repayment.

18.4    WAIVER OF DEFENCES

The obligations of the Company under this Clause 18 shall not be affected by any act, omission, matter or thing which, but for this provision, might operate to release or otherwise exonerate it from its obligations under this Clause 18 in whole or in part, including without limitation and whether or not known to it or any Financial Institution:

    (a) any time or waiver granted to or composition with any Borrower or any other person;

    (b) the taking, variation, compromise, renewal or release of, or refusal or neglect to perfect or enforce, any rights, remedies or securities against any Borrower or any other person;

    (c) any legal limitation, disability, incapacity or other circumstances relating to any Borrower or any other person;

    (d) any variation of a Finance Document or any other document or security so that references to the Finance Document in this Clause 18 shall include each variation (including without limitation any substitute basis agreed under Clause 14); or

    (e) any unenforceability, invalidity or frustration of any obligations of any Borrower or any other person under any Finance Document or any other document or security, to the intent that the Company's obligations under this Clause 18 shall remain in full force and its guarantee be construed accordingly, as if there were no unenforceability, invalidity or frustration.

18.5     IMMEDIATE RECOURSE

The Company waives any right it may have of first requiring any of the Financial Institutions to proceed against or enforce any other rights or security or claim payment from any other person before claiming from the Company under this Clause 18.

18.6    PRESERVATION OF RIGHTS

Until all amounts which may be or become payable by the Borrowers under or in connection with this Agreement have been irrevocably paid and discharged in full, each Financial Institution may:

    (a) refrain from applying or enforcing, as appropriate, any other moneys, security or rights held or received by that Financial Institution in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Borrower shall be entitled to the benefit of the same; and

    (b) hold in a suspense account any moneys received from the Company or on account of the Company's liability under this Clause 18.

18.7    NON-COMPETITION

    (a) Until all amounts which may be or become payable by the Borrowers under this Agreement have been irrevocably paid in full, the Company shall not, after a claim has been made under this Clause 18:

      (i) be subrogated to any rights, security or moneys held, received or receivable by any Financial Institution or be entitled to any right of contribution in respect of any payment made or moneys received on account of the Company's liability under this Clause 18;

      (ii) be entitled and claim to rank as a creditor against the estate or in the bankruptcy or liquidation of any other Borrower in competition with any Financial Institution; or

      (iii) receive, claim or have the benefit of any payment, distribution or security from or on account of any other Borrower, or exercise any right of set-off as against any other Borrower.

    (b) The Company shall forthwith pay to the Facility Agent for the account of the Financial Institutions an amount equal to any set-off in fact exercised by it and shall hold in trust for and forthwith pay or transfer, as the case may be, to the Facility Agent for the Financial Institutions any payment or distribution or benefit of security in fact received by it.

18.8    OTHER DOCUMENTS

This guarantee shall be in addition to and shall not in any way be prejudiced by any other guarantee or any security now or hereafter held by any Financial Institution in respect of the obligations of the Borrowers under this Agreement.

18.9    CERTIFICATE

A certificate of the Facility Agent as to any amount owing from the Borrowers under this Agreement shall be prima facie evidence of that amount.

19.    REPRESENTATIONS AND WARRANTIES

19.1    REPRESENTATIONS AND WARRANTIES

Each Borrower (in respect of itself and its Subsidiaries only) represents and warrants to each of the Financial Institutions that:-

    (a)   Organisation, etc.

      (i) Each member of the Group is a corporation validly organised and existing and in good standing under the laws of the State or jurisdiction of its incorporation, is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and has full power and authority to own its property and conduct its business substantially as presently conducted and as presently proposed to be conducted by it;

      (ii) Each Borrower has full power and authority to enter into and to perform its obligations under the Finance Documents; and

      (iii) It is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith could not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Group, and could not materially adversely affect the ability of each Borrower to perform its obligations under any Finance Document.

    (b)    Due Authorisation

The execution and delivery by each Borrower of the Finance Documents executed or to be executed by it, the performance by each Borrower of its obligations under the Finance Documents and the transactions contemplated by the Finance
Documents:

      (i)    have been duly authorised by all necessary corporate action;

      (ii) do not and will not require any approval or consent of any governmental agency or authority;

      (iii) do not and will not conflict with, result in any violation of, or constitute a default under any provision of the constitutive documents of any Borrower or any agreement, instrument or document binding upon or applicable to it, or any present law or governmental regulation or court or administrative decree or order applicable to it;

      (iv) will not result in or require the creation or imposition of any Security Interest on any property of any member of the Group pursuant to the provisions of any agreement, indenture or other instrument or document binding upon or applicable to any member of the Group.

    (c)    Validity of the Finance Documents

Each Finance Document executed by a Borrower will on the due execution and delivery thereof be the legal, valid and binding obligation of that Borrower enforceable against the Borrower in accordance with its terms, subject only to bankruptcy, insolvency, reorganisation, moratorium or similar laws at the time in effect affecting the enforceability of the rights of creditors generally.

    (d)    Financial Information

            All balance sheets, statements of income and shareholders' equity, changes in financial position and other financial information which have been or will be furnished by a Borrower to any Financial Institution for the purposes of or in connection with this Agreement or any transaction contemplated hereby have been or will be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as disclosed therein) and do or will present fairly the consolidated or consolidating, as appropriate, financial condition of the Group as at the dates thereof and the results of their operations for the periods then ended, including, without limitation:

      (A) the consolidated balance sheet at September 30, 1990 and consolidated statements of income, shareholders' equity, and cash flows for the Fiscal Year then ended, of the Group, certified by KMPG Peat, Marwick; and

      (B) the consolidating balance sheet at September 30, 1990 and consolidating statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, of the Group, certified by the Senior Vice President and Chief Financial Officer of the Company.



 (e)     Absence of Default

No member of the Group is in default, subject to any applicable grace period, in the payment of any indebtedness representing any borrowing or financing or any other material obligation (except for defaults in payments of Non-Recourse Obligations )or under any law or governmental regulation or court or administrative decree or order materially affecting its property or business, or aware of any facts or circumstances which would give rise to any such default.

(f)    Litigation, etc.

No litigation or arbitration involving individually more than the Individual Material Amount or, in the aggregate, more than the Aggregate Material Amount or governmental investigation (except audits by the Internal Revenue Service not involving a Special Agent) or proceeding against any member of the Group or to which any of the properties of any thereof is subject is pending or, to the knowledge of the Borrower, threatened which, if adversely determined, might materially adversely affect the consolidated financial condition or operations of the Group or impair the ability of any Borrower to perform any of its obligations under any Finance Document.

(g)    Regulation U

      (i) No Borrower is engaged principally, or as one of its material activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock;

      (ii) less than 25 per cent. of the assets of the Company and of the Company and its Subsidiaries taken as a whole consists of Margin Stock; and

      (iii) no amount raised under the Finance Documents will be used for the purpose of, or be made available by any Borrower in any manner to any other person to enable or assist such person in, purchasing or carrying Margin Stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect.

    (h)    No Burdensome Agreement

No member of the Group is a party to any agreement or other instrument or document, or subject to any charter or other corporate restriction, materially adversely affecting its business, properties, assets, operations or condition (financial or otherwise).

    (i)    Taxes

Each member of the Group has filed all tax returns and reports required by law to have been filed by them and have paid all taxes and governmental charges thereby shown to be owing.

    (j)    Subsidiaries

The Company has no Subsidiaries except those listed in Exhibit B.

    (k)    ERISA

Neither the Company nor any Subsidiary has a pension benefit plan subject to Title IV of ERISA. No unpaid or contingent liability to the Pension Benefit Guaranty Corporation ("PBGC") has been or is expected to be incurred, directly or indirectly, by the Company or a Subsidiary (other than for payment of PBGC premiums in the ordinary course). No event has occurred and there exists no condition or set of circumstances which presents a material risk of the termination or partial termination of any Plan which could result, directly or indirectly, in a liability on the part of the Company or a Subsidiary to the PBGC.

19.2    REPETITION

The representations and warranties set out in Clause 19.1 shall:

    (a)    be made on the Signing Date;

    (b) survive the execution of this Agreement and the making of each Utilisation; and

    (c) (with the exception of paragraph (j)) be deemed to be repeated on the date of delivery of each Request and on each Utilisation Date, with reference to the facts and circumstances then subsisting, as if made at such time.

20.    COVENANTS

The covenants in this Clause 20 shall remain in force from the Signing Date for so long as the Commitment is in force or any amount is outstanding under the Finance Documents.

20.1    FINANCIAL INFORMATION, ETC.

The Company will furnish, or will cause to be furnished, to each Bank (through the Facility Agent) copies of the following financial statements, reports and information:

    (a) together with the financial statements delivered pursuant to Clauses 20.l(b) and (c) hereof, a Compliance Certificate;

    (b) within 45 days after the close of each of the first three quarters of each Fiscal Year, consolidated and consolidating balance sheets of the Group and balance sheets of any Additional Borrower at the close of such quarter, and the related consolidated and consolidating statements of earnings, stockholders' equity and cash flows of the Group and statements of earnings, stockholders' equity and cash flows of any Additional Borrower for the period commencing at the end of the previous Fiscal Year and ending with the close of such quarter, certified by the Vice President and Controller or Executive Vice President and Chief Financial Officer of the Company;

     (c)    within 90 days after the close of each Fiscal Year:

       (i) consolidated balance sheets at the close of such Fiscal Year and the related consolidated statements of earnings, stockholders' equity and cash flows for such Fiscal Year, of the Group, certified without qualification by KPMG Peat Marwick or other independent public accountants of recognised standing selected by the Company and acceptable to the Majority Underwriters;

      (ii) a written statement by such accountants setting forth in reasonable detail a calculation of the financial covenants set forth in Clause 20.11 at the close of such Fiscal Year and further to the effect that they have examined the provisions of this Agreement and at the date of such statement are not aware of any default in the performance by any member of the Group of any obligation to be performed by it under any Finance Document, except such, if any, as may be disclosed in such statement; and

      (iii) a consolidating balance sheet at the close of such Fiscal Year, and the related consolidating statements of earnings, stockholders' equity and cash flows of the Group and balance sheet and statements of earnings, stockholders' equity and cash flows of any Additional Borrower for such Fiscal Year, certified by the Vice President and Controller or Executive Vice President and Chief Financial Officer of the Company;

    (d) promptly upon receipt thereof, copies of all detailed financial and management reports submitted to the Company by independent public accountants in connection with each annual or interim audit made by such accountants of the books of any member of the Group;

    (e) promptly upon the mailing thereof to stockholders of the Company generally, any annual report, proxy statement or other communication;

    (f) promptly upon any filing thereof by the Company with the Securities and Exchange Commission, any annual, periodic or special report or registration statement (exclusive of exhibits thereto) generally available to the public;

    (g) promptly from time to time a written report, (which may be contained in the Company's form l0Q or l0K as filed from time to time with the Securities and Exchange Commission) of any changes in the list of the Subsidiaries from that which appears in Part II of Exhibit B; and

    (h) promptly from time to time such other information with respect to the financial condition and operations of the Group as any Bank may, through the Facility Agent, from time to time reasonably request.

20.2    MAINTENANCE OF CORPORATE EXISTENCE

Except as permitted by Clause 20.16, the Company will cause to be done at all times all things necessary to maintain and preserve its corporate existence.

20.3    FOREIGN QUALIFICATION

Each Borrower will, and the Company will cause each Material Subsidiary to, cause to be done at all times all things necessary to be duly qualified to do business and in good standing as a foreign corporation in:-

    (a) each jurisdiction where the failure to be so qualified might materially adversely affect the consolidated financial condition or operations of the Group; and

    (b) each other jurisdiction in which such entity has Equipment subject to Contracts under which the aggregate Contract Receivables exceed $500,000 (excluding, however, in any jurisdiction where the failure to be so qualified may be fully cured by subsequent qualification, any Contract Receivables securing Non-Recourse Obligations).

20.4    PAYMENT OF TAXES, ETC.

Each Borrower will, and the Company shall cause each Subsidiary to, pay and discharge, as the same may become due and payable, all taxes, assessments and other governmental charges or levies on it or on any of its property, as well as claims of any kind which, if unpaid, might become a lien upon any of its properties, provided, however, that the foregoing shall not require any member of the Group to pay any such tax, assessment, charge, levy or lien so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside and maintain, in accordance with generally accepted accounting principles, adequate reserves with respect thereto.

20.5    INSURANCE

Each Borrower will, and the Company will cause each other member of the Group to, maintain insurance coverage by financially sound and reputable insurers in such forms and amounts, with such deductibles and against such risks as are customary for corporations engaged in the same or a similar business and owning and operating similar properties.

20.6     NOTICE OF DEFAULT OR LITIGATION

The Company will immediately give notice to the Facility Agent of:

    (a)  the occurrence of any Default and any event specified in Clause 9.25;

    (b) any litigation or arbitration involving individually more than the Individual Material Amount or, in the aggregate, more than the Aggregate Material Amount or any governmental investigation (except audits by the Internal Revenue Service unless a special agent is involved in such audit) or proceeding previously not disclosed by the Company to the Banks which has been instituted or, to the knowledge of any Borrower, is threatened against any member of the Group or to which any of the properties of any thereof is or may become subject which, if adversely determined, might materially adversely affect the consolidated financial condition or operations of the Group or impair the ability of any Borrower to perform its obligations under any Finance Document; and

    (c) any material adverse development which shall occur in any litigation, arbitration or governmental investigation or proceeding previously disclosed by the Company to the Banks.

20.7     CONDUCT OF BUSINESS

Each Borrower will, and the Company will cause each Material Subsidiary to do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its existence and all franchises, rights and privileges necessary for the proper conduct of its business in substantially the same manner and in substantially the same fields as such business is now carried on or conducted, provided that the Company agrees that it shall not engage in risk arbitrage activities as conducted by it prior to November l987.

20.8    PERFORMANCE OF OBLIGATIONS

Each Borrower will perform promptly and faithfully all of its obligations under the Finance Documents.

20.9     BOOKS AND RECORDS

Each Borrower will, and the Company will cause each other member of the Group to, keep books and records reflecting all of its business affairs and transactions in accordance with generally accepted accounting principles and permit any Bank or any of its representatives, at reasonable times and intervals, to visit all of its offices, discuss its financial matters with its officers and independent accountants (and hereby authorises such independent accountants to discuss its financial matters with the Facility Agent or any Bank or its representatives) and examine any of its books and other corporate records.

20.10    SECURITY INTERESTS

No Borrower will, and the Company will not permit any Subsidiary to, create, incur, assume or suffer to exist any Security Interest upon any of its property or assets, whether now owned or hereafter acquired, except:

    (a) Security Interests securing Non-Recourse Obligations of any member of the Group incurred in connection with leasing transactions in the ordinary course of business of that member of the Group;

    (b) Security Interests incurred in connection with the acquisition of any Equipment and attaching only to the Equipment and any related Contract being acquired so long as the indebtedness secured thereby does not exceed the fair market value of such Equipment and any related Contract at the time of acquisition thereof;

    (c) Security Interests securing indebtedness of a Subsidiary to another member of the Group;

    (d) liens for taxes, assessments or other governmental charges or levies, and liens securing claims or demands of mechanics and materialmen incurred in the ordinary course of business, provided in each case that:

      (i)    payment thereof is not at the time required by Clause 20.4; and

      (ii) if required by generally accepted accounting principles, the applicable member of the Group shall have set aside and maintained adequate reserves with respect thereto;

    (e) liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

    (f) judgment liens in existence less than 10 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance;

    (g) rights of lessees, sublessees, conditional sale purchasers and borrowers under Contracts;

    (h) mortgages, conditional sale contracts, Security Interests or other arrangements for the retention of title (including capitalised leases) created or incurred for the financing or purchase of real property of any member of the Group and attaching only to the property being acquired or financed, so long as the indebtedness secured thereby:

      (i)  was not in existence prior to the creation of such Security
Interest;

and

      (ii) did (or, in the case of property acquired or financed after the date hereof, does) not exceed the fair market value of such property at the time of creation of such Security Interest; and

    (i) Security Interests (other than the Security Interests permitted by paragraphs (a) through (h) above) securing:

      (i) indebtedness for borrowed money of, or guaranteed by, any member of the Group; or

      (ii) obligations of any member of the Group arising under Buy-Leases;

provided that the sum of:

         (I) all such indebtedness for borrowed money (excluding the non-recourse portion of any Limited Recourse Obligations); and

         (II) the excess of (A) the present value (discounted at the reference rate most recently announced by the Swingline Agent) of all obligations of the Group under Buy-Leases over (B) the present value (discounted at the reference rate most recently announced by the Swingline Agent) of all Contract Receivables arising under Eligible Contracts which are related to the same Equipment as such Buy-Leases shall not at any time exceed 20% of Consolidated Tangible Net Worth; and

    (j) Security Interests in favour of the Banks in respect of the Cash Collateral Account and the corresponding account under the Global Agreement and any cash collateral account established pursuant to Clause 11.3.

20.11    FINANCIAL CONDITION

The Company will not permit:

    (a) Consolidated Tangible Net Worth as of the end of any quarter of any Fiscal Year to be less than the sum of:-

      (i)    U.S.$ 587,000,000; and

      (ii) 50 per cent. of the Consolidated Net Income of the Group for the period from 30 September, l994 to and including the last day of such quarter (without any adjustment to the requirements set forth in this covenant to reflect losses in any Fiscal Year or, if applicable, in the portion of the current Fiscal Year then ended);

    (b) the Fixed Charge Coverage Ratio as of the end of the following quarters of any Fiscal Year on a rolling four quarter basis to fall below the following figures:

       March 31, 1992      -     1.07 to 1.00
       June 30,1992        -     1.05 to 1.00
       September 30, 1992  -     1.03 to 1.00
       December 31, 1992   -     1.01 to 1.00

and in respect of any other quarter of any Fiscal Year (both before and after the above quarters) on a rolling four quarter basis to fall below 1.15 to 1.00; or

    (c) the Total Liabilities to Adjusted Net Worth Ratio as of the end of any quarter of any Fiscal Year to exceed 6.5 to 1;

    (d) the Recourse Liabilities Ratio as of the end of any quarter of any Fiscal Year to exceed:-

      (i)    4.25 to 1 at any time up to and including 3lst March, 1992;

      (ii)    4.50 to 1 at any time thereafter;

PROVIDED THAT the ratio will only increase after 3lst March 1992, if (x) no Default has occurred during the twelve month period preceding such date and
(y) the ratings for the Company's long-term unsecured senior public debt by any of Moody's Investors Service Inc., Standard & Poor's Corporation or Duff & Phelps Inc. have not during such twelve month period been lower than Baa2, BBB+ or A-, respectively;

    (e) the Unencumbered Cash Flow to Contractual Payments Ratio as of the end of any quarter of each Fiscal Year, to be less than 1.00 to 1.00;

    (f) Cumulative Net Losses (arising in computing Consolidated Net Income) in any four consecutive quarters of any Fiscal Year(s) to exceed US$l0,000,000;

    (g) the Net Cash Provided by Operating Activities Ratio as of the end of any quarter of any Fiscal Year on a rolling four quarter basis to be less than 0.25:1;

    (h) the ratio of Remarketing Revenues to Net Book (or Residual) Value set out in Attachment 8 to the form of Compliance Certificate attached hereto as Exhibit P (both terms to be calculated in a manner consistent with the computation thereof as set forth in the Company's financial statements referred to in Clause 19.1(d)(i)) as of the end of each Fiscal Year, to be less than l.25:1.

20.12   GUARANTEES

No Borrower will, and the Company will not permit any other member of the Group to, become or be liable in respect of any Guarantee except for:

    (a) Guarantees by the Company of lease and other obligations relating to contract performance of its Subsidiaries in the ordinary course of business;

    (b) Guarantees by the Company of obligations of its Subsidiaries in respect of indebtedness;

    (c) the Guarantee by the Company of the obligations of its Subsidiaries under the Global Agreement; and

    (d) the Guarantee by the Company of the Additional Borrowers (as defined in the U.S.$150,000,000 Revolving Credit Facility) pursuant to the U.S.$150,000,000 Revolving Credit Facility.

20.13   DIVIDENDS, STOCK PURCHASES

The Company will not:-

    (a) declare or pay any dividends, either in cash or property, on any shares of its capital stock of any class (except dividends or other distributions payable solely in shares of capital stock of the Company); or

    (b) directly or indirectly, or through any Subsidiary, purchase, redeem or retire any shares of its capital stock of any class or any warrants, rights or options to purchase or acquire any shares of its capital stock (other than in exchange for or out of the net proceeds to the Company from the substantially concurrent issue or sale of other shares of capital stock of the Company or warrants, rights or options to purchase or acquire any shares of its capital stock); or

    (c) make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of its capital stock,

at any time when a Default has occurred and is continuing or would result therefrom.

20.14   SALE AND LEASEBACKS

No Borrower will, and the Company will not permit any Subsidiary to, enter into any arrangement whereby any member of the Group shall sell or transfer any property owned by any member of the Group to any person other than another member of the Group and thereupon the member of the Group shall lease or intend to lease, as lessee, the same property (any such transaction being referred to as a "SALE AND LEASEBACK") except:

    (a)   Sale and Leasebacks of any disaster recovery site; and

    (b) Sale and Leasebacks in the ordinary course of business of Equipment included in the Company's leasing portfolio for the purpose of recapturing the Company's equity investment in such Equipment.

20.15   TAKE OR PAY CONTRACTS

No Borrower will, and the Company will not permit any other member of the Group to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement requires that payment be made by the member of the Group regardless of whether or not such materials, supplies, other property or services are delivered or furnished to the member of the Group.

20.16   CONSOLIDATION, MERGER, ETC.

No Borrower will, and the Company will not permit any of its Material Subsidiaries to, consolidate with or merge into or with any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any person or sell, transfer, lease or otherwise dispose of all or any substantial part of its assets to any person, except:

    (a) the merger, consolidation or liquidation of any Material Subsidiary into or with any other member of the Group;

    (b) the merger, consolidation or liquidation into the Company or any Material Subsidiary, or the acquisition by the Company or any Material Subsidiary of all or substantially all the assets, of any other person, but only if:

      (i) such person is engaged exclusively in a business in which the person is permitted by Clause 20.7 to engage; and

      (ii) any such merger or acquisition would not cause the Company to violate any other provision of this Agreement; or

    (c) the sale, transfer, lease or other disposition of Equipment in the ordinary course of its business;

provided, however, that any such action of the nature referred to in paragraph
(a) or (b) of this Clause shall only be permitted if no Default has occurred and is continuing or would result therefrom.

20.17   PLANS

No Borrower will, and the Company will not permit any ERISA Affiliate to, establish, or incur or suffer to exist any obligations with respect to, any employee pension benefit plan maintained for the employees of the Company or any ERISA Affiliate and covered by Title IV of ERISA.

20.18   SUBORDINATED DEBT

No Borrower will, and the Company will not permit any other member of the Group to pay or prepay any principal of, or make any payment of interest on, or redeem, purchase or otherwise acquire any Subordinated Debt at any time a Default has occurred and is continuing.

20.19   INCONSISTENT AGREEMENTS

No Borrower will, and the Company will not permit any other member of the Group to, enter into any agreement containing any provision which would be violated or breached by any borrowing by the Borrowers made under this Agreement or by the performance by the Borrowers of their obligations under the Finance Documents.

20.20   CP NOTES

The Company will not amend or modify any of the terms or provisions of the Depositary Agreements, the Dealer Agreements, the CP Notes or any memorandum prepared by a CP Dealer with regard to the distribution of the CP Notes without the prior written consent of the Letter of Credit Agent and the relevant Issuing Bank.

20.21   DEPOSITARY AND CP DEALERS

Save as otherwise permitted in this Agreement, the Company will not replace the Depositary or the CP Dealers without the prior written consent of the Letter of Credit Agent and the relevant Issuing Bank.

20.22   OFFERING CIRCULAR

Neither Issuer will include any material relating to any Agent or any Bank in any offering circular used in the offering or sale of CP Notes and will only include in such offering circular material relating to the Facilities or an Issuing Bank with such Issuing Bank's prior written approval.

20.23   ERISA AND COMPLIANCE WITH REQUIREMENTS OF LAW

The Company shall comply with all applicable provisions of ERISA now or hereafter in effect. The Company will, and will cause each Subsidiary to, comply in all respects with all Requirements of Law, the noncompliance with which could have a material adverse effect on the business operations, financial condition or properties of the Company or any Subsidiary or on the ability of the Company to perform its obligations under this Agreement.

21.   DEFAULT

21.1   EVENTS OF DEFAULT

Each of the following events is an Event of Default:

    (a)   Non-Payment under the Finance Documents

      (i) Default, and the continuance thereof for three Business Days following written notice from the Facility Agent, in the payment when due of any interest or any fee or other amount payable by a Borrower under the Finance Documents or (ii) default, and the continuance thereof for one Business Day in the payment when due of any amount payable under Clause 9.l3, or (iii) default in the payment when due of any principal;

    (b)   Non-Payment of Other Indebtedness

Any member of the Group defaults in the payment when due, whether by acceleration or otherwise (subject to any applicable grace period), of any other indebtedness of, or guaranteed by, any member of the Group other than
(i)  any  indebtedness  of any Subsidiary to any other member of the Group and
(ii) any Non-Recourse Obligation; and provided that the amount of any individual item of indebtedness shall be at least the higher of the Individual Material Amount or the aggregate amount of all such indebtedness shall be in excess of the Aggregate Material Amount;


    (c)   Acceleration of Other Indebtedness

Any event or condition occurs which results in the acceleration of the maturity of any indebtedness of, or guaranteed by, any member of the Group (other than any indebtedness of any Subsidiary to any other member of the Group and other than any Non-Recourse Obligation) or enables the holder or holders of any such indebtedness or any trustee or agent for such holders (any required notice of default having been given and any applicable grace period having expired) to accelerate the maturity of such indebtedness; provided that (other than in the case of the Existing Facility Agreement) the amount of any individual item of indebtedness shall be at least equal to the Individual Material Amount (or its equivalent) or the aggregate amount of all such indebtedness shall be in excess of the Aggregate Material Amount (or its equivalent);

    (d)   Other Obligations

Default in the payment when due, whether by acceleration or otherwise, or in the performance or observance (subject to any applicable grace period) of any material obligation or agreement of any member of the Group to or with any other person involving any individual claim in excess of the Individual Material Amount (or its equivalent) or claims together aggregating in excess of the Aggregate Material Amount (or its equivalent) other than:

      (i) any such material obligation or agreement constituting or related to indebtedness;

      (ii)  any agreement of a Borrower under the Finance Documents; and

      (iii) any material obligation or agreement of any Subsidiary to any other member of the Group,

except to the extent that the existence of any such default is being contested by the relevant member of the Group, in good faith and by appropriate proceedings and the relevant member of the Group has set aside on its books such reserves or other appropriate provisions therefor as may be required by generally accepted accounting principles;

    (e)   Insolvency of any Borrower or a Material Subsidiary

      (i) Any Borrower or any Material Subsidiary shall become insolvent or generally fail to pay, or admit in writing its inability or refusal to pay, debts as they become due; or

      (ii) any Borrower or any Material Subsidiary shall make a general assignment for the benefit of creditors; or

      (iii) any Borrower or any Material Subsidiary shall apply for, consent to, or acquiesce in the appointment of a trustee, receiver or other custodian for such Borrower or such Material Subsidiary or any property of any thereof, or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian shall be appointed for any Borrower or any material Subsidiary or for a substantial part of the property of any thereof and not be discharged within 60 days; or

      (iv) any bankruptcy, reorganisation, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except the voluntary dissolution, not under any bankruptcy or insolvency law, of any Material Subsidiary), shall be commenced in respect of any Borrower or any Material Subsidiary, and, if not commenced by such Borrower or such Material Subsidiary, shall be consented to or acquiesced in by such Borrower or such Material Subsidiary or remain for 60 days undismissed; or

      (v) any Borrower or any Material Subsidiary shall take any corporate action to authorise, or in furtherance of, any of the foregoing;

    (f)   Insolvency of Other Subsidiaries

In any twelve-month period, Subsidiaries having aggregate total assets of U.S.$20,000,000 or more:

      (i) shall become insolvent or generally fail to pay or admit in writing inability or refusal to pay debts as they become due; or

      (ii)   shall make general assignments for the benefit of creditors; or

      (iii) shall apply for, consent to or acquiesce in the appointment of trustees, receivers or other custodians for such Subsidiaries or any property thereof, or, in the absence of such application, consent or acquiescence, trustees, receivers or other custodians shall be appointed for such Subsidiaries or for a substantial part of the property thereof and shall not be discharged within 60 days;

      (iv) shall become the subject of any bankruptcy, reorganisation, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except voluntary dissolution not under any bankruptcy or insolvency law), and if not commenced by the applicable Subsidiary, shall be consented to or acquiesced in or remain for 30 days undismissed; or

      (v) shall take any corporate action to authorise or in furtherance of any of the foregoing;

it being understood that if any 60-day period provided in clause (iii) above or 30-day period provided in clause (iv) above would end after any twelve-month period, then such twelve-month period shall be extended to include the additional number of days necessary to include all of the 60 and 30-day periods provided by clause (iii) and (iv) for all Subsidiaries covered by this clause (f);

    (g)   Agreements

      (i) The Company shall default in the due performance of any agreement contained in Clauses 20.10, 20.11, 20.13, 20.18, 20.19, 20.20, 20.21; or

      (ii) any Borrower shall default in the due performance of any other agreement set forth herein (and not constituting an Event of Default under any of the other provisions of this Clause 21.1) and such default continues for 30 days after notice thereof to the Company from the Facility Agent;

    (h)    Warranty

Any representation or warranty made by a Borrower in this Agreement shall be untrue or misleading in any material respect when made or deemed made or repeated ; or any schedule, statement, report, notice, certificate or other writing furnished by a Borrower to the Facility Agent or any Bank shall be untrue or misleading in any material respect on the date as of which the facts set forth therein are stated or certified; or any certification made or deemed made or repeated by a Borrower to the Facility Agent or any Bank shall be untrue or misleading in any material respect on or as of the date made or deemed made or repeated;

    (i)    Litigation

There shall be entered against any member of the Group one or more judgments or decrees in excess of an amount equal to, individually, the Individual Material Amount or, in the aggregate, the Aggregate Material Amount at any one time outstanding for the Group and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof, excluding those judgments or decrees for and to the extent which the applicable member of the Group is insured and with respect to which the insurer has assumed responsibility in writing or for and to the extent which the member of the Group is otherwise indemnified if the terms of such indemnification are satisfactory to the Majority Underwriters; or

    (j)    Change of Control

Any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended), shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under such Act) of 35 per cent. or more of the outstanding shares of common stock of the Company.

21.2    ACCELERATION

    (a) Subject to paragraph (b) below, upon the occurrence of an Event of Default and at any time thereafter so long as the same is continuing, the Facility Agent may, and shall if so directed by the Majority Underwriters or, in the case of the Letter of Credit Facility, the Letter of Credit Agent or any Issuing Bank, by notice to the Company:

      (i) declare that the Facilities or any of them shall be cancelled forthwith, whereupon the same shall be so cancelled; and/or

      (ii) declare all or part of the Advances immediately due and payable, whereupon they shall become immediately due and payable together with all interest accrued thereon and all other amounts payable under the Finance Documents; and/or

      (iii) declare that each Borrower shall immediately perform all its obligations under Clause 13.2 (whether or not they are then due for performance) in respect of all outstanding Bills, whereupon each Borrower shall immediately perform those obligations.

    (b)    Upon the occurrence of an Event of Default referred to in Clause
21.1(e):

      (i)    the Facilities shall be automatically cancelled;

      (ii) the Advances shall automatically become due and payable, together with all interest accrued thereon and all other amounts payable under the Finance Documents; and

      (iii) each Borrower shall immediately perform all its obligations under Clause 13.2 in respect of all outstanding Bills,

without presentment, demand, protest or other formalities of any kind, all of which are expressly waived by the Borrowers.

21.3    RETIREMENT OF LETTERS OF CREDIT

    (a) Subject to paragraph (b) below, on and at any time after the occurrence of an Event of Default the Facility Agent may, and shall if so directed by the Majority Underwriters, the Letter of Credit Agent or any Issuing Bank, by notice to the Company:

      (i)    cancel the Letter of Credit Commitments; and/or

      (ii) by notice to the Company require the Company to pay to the Facility Agent for crediting to the Cash Collateral Account an amount in Dollars equal to the difference on the day such notice is given between (a) the Letter of Credit Outstandings and (b) the amount (if any) then standing to the credit of the Cash Collateral Account; the Company shall forthwith comply with such requirement and such requirement shall immediately constitute a liquidated and accrued debt due and payable for the benefit of the Banks pro rata; and/or

      (iii) issue an Acceleration Notice (as defined in the Letter of Credit); and/or

      (iv) enter into any arrangements which the Facility Agent may (with the consent of the Majority Underwriters and the Issuing Bank) consider fit in respect of the Banks' liabilities to each Issuing Bank under Clause 9.15 (Reimbursement from the Banks) and (with the consent of the Issuing Bank) each Issuing Bank's liabilities in respect of the Letter of Credit issued by it (including, but not limited to, negotiating any compromise, release, reduction or retirement of the Issuing Bank's liability in respect of such Letter of Credit then outstanding) and any payment made pursuant to the same shall be treated as a payment made pursuant to a demand under the Letter of Credit for the purposes of Clause 9.17 (Indemnity).

    (b) Upon the occurrence of an Event of Default referred to in Clause 21.1(e), and, in addition to the application of paragraph (a) above:

      (i)  the Letter of Credit Commitments shall be automatically cancelled;
and

      (ii) each Issuer shall automatically comply with Clause 21.3(a)(ii) without notice from the Facility Agent,

without presentment, demand, protest or other formalities of any kind, all of which are expressly waived by the Issuers.

    (c) As security for the payment when due of all of the obligations of the Issuers under this Agreement and the Letters of Credit, each Issuer hereby pledges, charges and assigns and agrees to pledge, charge and assign all of its right, title and interest in the Cash Collateral Account to the Facility Agent for the benefit of the Issuing Banks and the Underwriters, to the extent permitted by law and without prejudice to any rights of set-off and agrees on request to enter into such further documentation as the Facility Agent may reasonably require to give effect to or to perfect the security created or agreed to be created by this clause and hereby irrevocably appoints the Facility Agent as its attorney for the purposes of executing any such documentation on its behalf.

22.    ACCOUNTS AS EVIDENCE

Accounts maintained by a Bank in connection with this Agreement shall constitute prima facie evidence of sums owing to the Bank.

23.    THE AGENTS, THE ARRANGER AND THE ISSUING BANKS

23.1    APPOINTMENT

    (a) Each Bank and the Arranger irrevocably appoints each of the Facility Agent, the Swingline Agent and the Letter of Credit Agent to act as its agent under this Agreement and irrevocably authorises each of them on the Bank's or the Arranger's behalf, as the case may be, to perform those duties and to exercise those rights and powers that are specifically delegated to it under the terms of this Agreement and the Letters of Credit, together with such rights, powers and discretions as are reasonably incidental thereto.

    (b) Each Borrower irrevocably appoints the Tender Panel Agent to act as its agent under this Agreement in connection with the obtaining and receipt of offers in relation to Utilisations of the Uncommitted Facilities and irrevocably authorises the Tender Panel Agent to exercise those rights, powers and discretions that are specifically delegated to it by each Borrower under the terms of this Agreement, together with all such rights, powers and discretions as are reasonably incidental thereto.

    (c) Notwithstanding any provision of this Agreement, the Co-Agents shall have no powers, duties, responsibilities or liabilities under this Agreement and shall not constitute an agent, trustee or fiduciary. The Co-Agents shall, however, in their individual capacities as Banks, have the same rights and powers under this Agreement as any other Bank and may exercise those rights and powers as though they were not Co-Agents.

23.2    MAJORITY UNDERWRITERS' DIRECTIONS

In the exercise of any right or power and as to any matter not expressly provided for by this Agreement or the Letters of Credit, each of the Facility Agent, the Swingline Agent and the Letter of Credit Agent shall act in accordance with the instructions of the Majority Underwriters and shall be fully protected in so doing. In the absence of any such instructions, each of the Facility Agent, the Swingline Agent and the Letter of Credit Agent may act or refrain from acting as it shall see fit. Any such instructions shall be binding on all the Banks.

23.3    RELATIONSHIP

    (a) The relationship between each of the Arranger and the Banks and each of the Facility Agent, the Swingline Agent and the Letter of Credit Agent is that of principal and agent only.

    (b) The relationship between each of the Borrowers and the Tender Panel Agent is that of principal and agent only.

    (c) Nothing in this Agreement shall constitute any Agent, Issuing Bank or the Arranger as trustee or fiduciary for any Contracting Party or any other person and none of the Agents shall be liable to any Contracting Party for any breach by any other Contracting Party of any Finance Document.

23.4    DELEGATION

Each of the Agents may act under the Finance Documents through its officers and employees.

23.5    DOCUMENTATION

None of the Agents, the Arranger, the Issuing Banks nor any of their respective officers, employees and agents shall be responsible to any Contracting Party for:

    (a) the legality, validity, effectiveness, adequacy, accuracy or completeness of any Finance Document or any other document; or

    (b)    the collectability of amounts payable under the Finance Documents;
or

    (c) the accuracy of any statements (whether written or oral) made in or in connection with the Finance Documents or any other document.

23.6    DEFAULT

Neither the Facility Agent nor the Letter of Credit Agent shall be required to ascertain or enquire as to the performance or observance by the Company or any Borrower of the terms of any Finance Document or any other document. Neither the Facility Agent nor the Letter of Credit Agent shall be deemed to have knowledge of the occurrence of any Default unless it has received notice from a Contracting Party describing the Default and indicating that the notice is a "NOTICE OF DEFAULT". If the Facility Agent or the Letter of Credit Agent receives a Notice of Default, or any of their respective officers engaged in its agency functions under this Agreement has actual knowledge of a Default, the Facility Agent shall promptly give notice thereof to the Banks (and, in the case of the Letter of Credit Agent, it shall promptly give notice thereof to the Facility Agent, which shall promptly notify the Banks thereof). The Facility Agent shall take or refrain from taking such action with respect to the Default as shall be reasonably directed by the Majority Underwriters or, as regards the Letter of Credit Facility, by the Majority Underwriters or any Issuing Bank. Until the Facility Agent has received directions, it may (but shall not be obliged to) take or refrain from taking such action in connection with the Default as it shall see fit.

23.7    EXONERATION

None of the Agents nor the Issuing Banks or any of their officers, employees or agents shall be liable to any other Contracting Party for any action taken or omitted under or in connection with any Finance Document unless caused by its or their negligence or wilful misconduct.

23.8    RELIANCE

Each of the Agents and Issuing Banks may:

    (a) rely on any communication or document reasonably believed by it to be genuine and correct; and

    (b) engage, pay for and rely on legal or other professional advisers selected by it in good faith.

23.9    CREDIT APPROVAL

Each of the Banks severally represents and warrants to each of the Agents, the Issuing Banks and the Arranger that it has made its own independent investigation and assessment of the financial condition and affairs of each Borrower and its related entities in connection with its participation in this Agreement and has not relied and will not rely on any Agent, Issuing Bank or the Arranger to keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of each Borrower or any of its related entities. Each Bank represents, warrants and undertakes to each of the Agents, the Issuing Banks and the Arranger that it shall continue to make its own independent appraisal of the creditworthiness of each Borrower and its related entities while any amount is or may be outstanding or any Commitment is in force.

23.10    INFORMATION

    (a) The Facility Agent shall supply each Bank with a copy of any documents received by it under Clause 20 (but the Facility Agent is not obliged to review or check their accuracy or completeness) and, if requested by a Bank, supply that Bank with a copy of all documents received by the Facility Agent under Clause 4 or Clause 29.10.

    (b) None of the Agents, the Issuing Banks and the Arranger shall have any duty:

      (i) either initially or on a continuing basis to provide any Bank with any credit or other information concerning the financial condition or affairs of any Borrower or any of its related entities whether coming into its possession or that of any of its related entities before the Signing Date or at any time thereafter; or

      (ii) in the case of the Facility Agent and unless specifically requested to do so by a Bank, to request any certificates or other documents from any Borrower.

    (c) No Agent or Issuing Bank need disclose any information relating to the Company or any of its related entities if the disclosure would or might, in the opinion of the Agent or Issuing Bank, constitute a breach of any law or any duty of secrecy or confidence.

23.11    THE AGENTS, THE ISSUING BANKS AND THE ARRANGER INDIVIDUALLY

    (a) If it is also a Bank, each of the Agents, the Issuing Banks and the Arranger shall have the same rights and powers under this Agreement as any other Bank and may exercise those rights and powers as though it were not an Agent, Issuing Bank or the Arranger.

    (b) Each of the Agents, the Issuing Banks and the Arranger may accept deposits from, lend money to and generally engage in any kind of banking, trust, advisory or other business with any Borrower and any of its related entities and accept and retain any fees payable by any Borrower or any of its related entities for its own account (including, without limitation, any fees payable by any Borrower in connection with any Facility) without liability to account to any other Financial Institution.

23.12    INDEMNITIES

    (a) Subject to paragraphs (c) and (d) below, the Borrowers shall indemnify the Tender Panel Agent on demand for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind which are imposed on, incurred by, or asserted against, the Tender Panel Agent in any way relating to or arising out of its acting as the Tender Panel Agent under the Finance Documents except for disbursements arising in the ordinary course of its acting as the Tender Panel Agent which are intended to be covered by the fee referred to in Clause 24.5.

    (b) Subject to paragraphs (c) and (d) below, each Underwriter shall indemnify the Facility Agent, the Swingline Agent, each Issuing Bank and the Letter of Credit Agent on demand (to the extent not reimbursed by a Borrower and without prejudice to any liability of the Borrowers under this Agreement) for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind which may be imposed on, incurred by or asserted against the Facility Agent, the Swingline Agent, the Issuing Bank or the Letter of Credit Agent in any way relating to or arising out of its acting as the Facility Agent, the Letter of Credit Agent, Issuing Bank or the Swingline Agent, as the case may be, under any of the Finance Documents (including, without limitation, the charges, expenses and stamp Taxes referred to in Clauses 25 and 26). The indemnification by each Underwriter shall be pro rata to its Commitment at the time of the relevant demand or, if the Total Commitments have been reduced to zero at the time of the demand, at the time when the Total Commitments last exceeded zero.

    (c) No Contracting Party shall be liable for any portion of the foregoing arising from the relevant Agent's or Issuing Bank's negligence or wilful misconduct.

    (d) In respect of the Euro-CP Programme, the Underwriters shall not be liable to the Issuing Bank in respect of payments by it under its Letter of Credit insofar as such payments represent Additional Amounts Drawings (as defined in the Letter of Credit) or that part of any drawing made to pay Additional Amounts (as defined in the Letter of Credit).

23.13    LEGAL RESTRICTIONS

Each of the Agents and Issuing Banks may refrain from doing anything which would or might, in its opinion, be contrary to the law of any jurisdiction or any official directive or render it liable to any person, and may do anything which in its opinion is necessary to comply with any such law or directive.

23.14     RESIGNATION

Any Agent may resign by giving notice to the Banks and the Borrowers in which case the Majority Underwriters in consultation with the Company (in the case of the Facility Agent or the Letter of Credit Agent) or the Company in consultation with the Underwriters (in the case of the Tender Panel Agent) may appoint a successor Agent. If the Majority Underwriters or the Company (as the case may be) have not within 30 days after notice of resignation, appointed a successor Agent which accepts the appointment, the retiring Agent will have the right to appoint a successor Agent. The resignation of the retiring Agent and the appointment of any successor Agent will both become effective upon the successor Agent notifying all the Contracting Parties in writing that it accepts the appointment, whereupon the successor Agent will succeed to the position of the retiring Agent and the term "FACILITY AGENT", "TENDER PANEL AGENT", "LETTER OF CREDIT AGENT" or "SWINGLINE AGENT", as appropriate, shall mean the successor Agent. This Clause 23 shall continue to benefit a retiring Agent in respect of any action taken or omitted by it under this Agreement while it was an Agent.

23.15    BANKS/FACILITY OFFICES/ADDRESSES FOR NOTICES

    (a) Each Agent and the Company and Company's Agent may treat each Bank named as a Contracting Party as such a party, as entitled to payments under this Agreement and as acting through its Facility Office until it has received five Business Days' notice from the Bank to the contrary.

    (b) The Facility Agent shall maintain a list of the Banks and their Facility Offices and addresses for notices, and shall, promptly upon request from any Contracting Party from time to time, supply a copy of the list to that Contracting Party.

23.16     REMOVAL OF AGENTS

     The Majority Banks may remove an Agent and appoint a successor Agent upon 90 days prior written notice to such Agent, the Facility Agent (if such Agent is not the Facility Agent) and the Company. The removal of an Agent and the appointment of any successor Agent will both become effective upon the successor Agent notifying all the Contractual Parties in writing that it accepts the appointment, whereupon the successor Agent will succeed to the position of the retiring Agent and the term "FACILITY AGENT," "TENDER PANEL AGENT", "LETTER OF CREDIT AGENT" or "SWINGLINE AGENT", as appropriate, shall mean the successor Agent. This Clause 23 shall continue to benefit an Agent who is removed in respect of any action taken or omitted by it under this Agreement while it was an Agent.

24    FEES

24.1    FACILITY FEE

    (a) The Company shall pay to the Facility Agent for the account of each Underwriter a facility fee in Dollars computed at the rate of 0.20 per cent. per annum on the amount of that Underwriter's Commitment during the period from December 30, 1994 up to and including the Final Maturity Date for that Underwriter. The amount of such fee payable to an individual Underwriter shall be reduced by the amount of the facility fee payable to such Underwriter during that period in respect of such Underwriter's commitment under the Existing Facility Agreement or under the Continental Agreement or under the Global Agreement (Original).

    (b) If, following any cancellation of an Underwriter's Commitment under this Agreement, there are outstanding Committed Advances made or accepted by the Underwriter or any L/C Amount attributable to an Underwriter and its Affiliated Bank(s) in an aggregate principal amount in excess of the Underwriter's Commitment at that time, then, for the purpose of calculating facility fee payable under this Clause 24.1 only and notwithstanding any other provision of this Agreement to the contrary, the Underwriter's Commitment shall be deemed to be the greater of:

      (i) the aggregate principal amount of the Committed Advances and the L/C Amount made by or attributed to the Underwriter and its Affiliated Bank(s); and

      (ii) the amount which, but for this paragraph (b), would have been its Commitment.

    (c) Accrued facility fee shall be payable quarterly in arrear on September 4, December 4, March 4 and June 4 in each calendar year and on the Final Maturity Date and shall be calculated to and including the last day of
the immediately  preceding month.   Accrued facility fee shall also be
payable to the Facility Agent for the account of the relevant Underwriter(s) on the cancelled amount of any Commitment at the time the cancellation comes into effect.

24.2    LETTER OF CREDIT FEE

    (a) The Company shall pay to the Facility Agent a letter of credit fee computed in Dollars of
      0.35 per cent. per annum on the total Letter of Credit Outstandings from time to time for the account of the Banks in the proportion which the total of each Bank's L/C Amount bears to the Total L/C Amounts. Such fee shall be payable during the Tenor of each Letter of Credit.

    (b) Accrued letter of credit fee shall be payable quarterly in arrears on September 4, December 4, March 4 and June 4 in each calendar year and shall be calculated to and including the last day of the immediately preceding month. Accrued letter of credit fee shall also be payable to the Facility Agent for the account of the Banks on the Maturity Date of each Letter of Credit.

24.3    ACCRUAL

The facility fee and letter of credit fee referred to in Clauses 24.l and 24.2 respectively shall accrue from day to day and be calculated on the basis of a year of 360 days and for the actual number of days elapsed.

24.4    MANAGEMENT FEE

The Company shall pay to the Facility Agent for the account of the Arranger on the date falling thirty days after the Signing Date or (if earlier) the date of the first Utilisation a management fee in the amount agreed between the Facility Agent and the Company in a letter dated the Signing Date for distribution to the Underwriters in the proportions agreed between the Arranger and the Underwriters prior to the Signing Date.

24.5    FACILITY AGENT'S FEE

The Company shall pay to the Facility Agent for its own account an annual agency fee of the amount agreed between the Facility Agent and the Company in the letter referred to in Clause 24.4. The Facility Agent's fee shall be payable quarterly in advance for so long as any amount is or may be outstanding under the Finance Documents or any Commitment is in force. The first such payment will be made within 30 days of the Signing Date and subsequent quarterly payments will be made on September 4, December 4, March 4 and June 4 in each calendar year.

24.6    ISSUING BANKS' FEES

The Company shall pay to the Facility Agent for the account of the Issuing Banks fees relating to Letters of Credit, the non- utilisation or cancellation thereof and Total L/C Obligations as agreed between the Company and the Issuing Banks in a letter dated the Signing Date.

24.7     LETTER OF CREDIT AGENT'S FEE

The Company shall pay to the Letter of Credit Agent for its own account an annual agency fee in the amount agreed between the Letter of Credit Agent and the Company in a letter dated the Signing Date. The Letter of Credit Agent's fee shall be payable on the same basis and at the same time as the fee referred to in Clause 24.5.

24.8    VAT

Any fee referred to in this Clause 24 is exclusive of any value added tax or any other tax chargeable in connection with that fee. If any value added tax or other tax is so chargeable, it shall be paid by the relevant Borrower at the same time as it pays the relevant fee.

25.     EXPENSES

25.1     FACILITY EXPENSES

The Company shall reimburse the Facility Agent or the Arranger, as appropriate, and, in addition in the case of paragraph (c) below, the Letter of Credit Agent on demand for the reasonable charges and expenses (together with value added tax or any similar tax thereon and including, without limitation, the reasonable fees and expenses of legal advisers) incurred by the Facility Agent or the Arranger or, in the case of paragraph (c) below, the Letter of Credit Agent, as the case may be, in connection with:

    (a) the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Facility Agreement;

    (b)   any other Finance Document; and

    (c) all supplements, waivers and variations in relation to the Finance Documents and any other documents referred to therein.

25.2     ENFORCEMENT EXPENSES

The Company shall reimburse each of the Financial Institutions on demand for the charges and expenses (together with value added tax or any similar tax thereon and including, without limitation, the fees and expenses of legal advisers) incurred by any of them in connection with the enforcement of, or the preservation of any rights under, any of the Finance Documents.

26.     STAMP DUTIES

The Company shall pay, and on demand indemnify, each of the Financial Institutions against any and all stamp, registration and similar Taxes which may be payable in connection with the entry into or performance of any of the Finance Documents (other than any Substitution Certificate) or the enforcement of any of the Finance Documents.

27.    AMENDMENTS, WAIVERS, REMEDIES CUMULATIVE

27.1    AMENDMENTS

    (a) Subject to paragraph (b) below, if authorised by the Majority Underwriters, the Facility Agent may, on behalf of the Banks, grant waivers or consents or (with the prior consent of the Company) vary the terms of the provisions of any Finance Document, unless the express provisions of the relevant Finance Document provide that the same can only be granted or effected by another authority. Notwithstanding the foregoing, the terms of any Letter of Credit or Depositary Agreement or any other document in respect of a CP Programme and the provisions of this Agreement relating to the Letters of Credit, Depositary Agreement and CP Programmes may be varied with the approval of the Company, the Facility Agent acting on behalf of the Banks and the relevant Issuing Bank if such variation is required by either Standard and Poor's Corporation or Duff & Phelps, Inc. provided such variation does not, in the reasonable opinion of the Facility Agent, increase the obligation of any Bank under this Agreement. Any waiver, consent or variation so authorised and effected by the Facility Agent shall be binding on all the Contracting Parties and the Facility Agent shall be under no liability whatsoever in respect of any such waiver, consent or variation.

    (b)    Nothing in paragraph (a) above shall authorise:

      (i)    except with the prior consent of all the Underwriters:

         (A)    subject to Clause 2.4, the extension of any Final Maturity
Date; or

        (B) any variation of the definition of "MAJORITY UNDERWRITERS" in Clause 1.1; or

        (C) any change in any rate at which interest is payable under any of the Finance Documents; or

        (D) any extension of the date for, or alteration in the amount or currency of, any payment of principal, interest, fee, commission or any other amount payable under any of the Finance Documents; or

        (E)  any increase in any Underwriter's Commitment; or

        (F) subject to Clause 29.10, the incorporation of additional borrowers and/or drawers; or

        (G) any variation or amendment to any provision of the Finance Documents requiring the unanimous consent of the Underwriters which would result in the removal of such requirement; or

        (H)  any release of the Guarantee contained in Clause 18.

      (ii) except with the prior consent of a Tender Panel Member which has made an Uncommitted Advance or accepted a Bill, which is still outstanding:

        (A) any change in the rate at which interest is payable in respect of the Uncommitted Advance; or

        (B) any agreed extension of the date for, or alteration in the amount or currency of, any payment of principal or interest on the Uncommitted Advance or any commission in respect of the Bill;

and

       (iii) except with the prior consent of all the Underwriters and Tender Panel Members which have made Uncommitted Advances or accepted Bills, which are still outstanding, any variation of Clause 32 (Pro Rata Sharing) or this Clause 27.1.

27.2    WAIVERS

No failure to exercise and no delay in exercising, on the part of any Contracting Party, any right, power or privilege under any Finance Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. No waiver by any Contracting Party shall be effective unless it is in writing and signed by the waiving party.

27.3    REMEDIES CUMULATIVE

The rights and remedies of each Contracting Party provided in the Finance Documents are cumulative and not exclusive of any rights or remedies provided by law.

28.    NOTICES

28.1    ADDRESS

    (a) Except as otherwise stated in this Agreement, all notices or other communications under this Agreement to any Contracting Party shall be made by letter, telex (other than to any Bank without a telex facility) or facsimile and shall be deemed to be duly given or made when delivered (in the case of a letter), when despatched (in the case of telex, provided always that the relevant answerback has been received) or when received (in the case of facsimile) to or by the Contracting Party addressed to it at its address, telex number or facsimile number:

      (i)    notified to the Facility Agent prior to the Signing Date; or

      (ii) in the case of a Contracting Party which becomes a Contracting Party after the Signing Date, notified to the Facility Agent before or at the time it becomes a Contracting Party;

      (iii) in the case of the Facility Agent and Tender Panel Agent, at its address, telex number of facsimile number set out in paragraph (b) below; or

      (iv) in the case of the Swingline Agent, at its address, telex number or facsimile number set out in paragraph (c) below; or

      (v) in the case of the Letter of Credit Agent, at its address and facsimile number set out in paragraph (d) below; or

      (vi) in the case of each Borrower, at the Company's address, telex number or facsimile number set out in paragraph (e) below; or

      (vii) as the Contracting Party may, after the Signing Date, specify to the Facility Agent for such purpose by not less than five Business Days' notice; or

      (viii) in the case of the Facility Agent, as the Facility Agent may specify to the other Contracting Parties, for such purpose by not less than five Business Days' notice.

    (b) The Facility Agent's and Tender Panel Agent's address, telex number and facsimile number for notices as at the Signing Date is:

King's Cross House,
200 Pentonville Road,
King's Cross,
London N1 9HL.

Telex No.: 8813611
Facsimile No.: 01-837 0582
For the attention of: Manager, Commercial Loans.

    (c) The Swingline Agent's address, telex number and facsimile number for notices as at the Signing Date is:

175 Water Street,
New York, New York  10038
U.S.A.

Telex No.: 233222
Facsimile No.: 212 602-4118
For the attention of: Managers Department.

    (d) The Letter of Credit Agent's address, telex number and facsimile number for notices as at the Signing Date is:-

75 Wall Street
New York, N.Y.  l0265

Facsimile No: (212) 4l2-4090/3460/3080
For the attention of: Larry Sola

    (e) The Company's address, telex number and facsimile number for notices as at the Signing Date is:

6111 North River Road,
Rosemont, Illinois  60018
USA

Telex No.: 4330257 COMD UI
Facsimile No.: 312 518 5060/5854
For the attention of:  Raymond J. Siegel,Vice President and Treasurer


28.2    NON-WORKING DAYS

A notice or other communication received on a non-working day or after business hours in the place of receipt shall be deemed to be served on the next following working day in that place.

28.3    AGENTS

If the Facility Agent and the Tender Panel Agent shall cease to be the same entity, a copy of all notices sent between the Borrowers and the Tender Panel Agent shall also be sent to the Facility Agent.

29.    ALTERATIONS TO THE CONTRACTING PARTIES

29.1     SUCCESSORS

This Agreement shall be binding upon and inure to the benefit of each of the Contracting Parties and their respective successors and permitted assigns.

29.2    ASSIGNMENTS AND TRANSFERS BY BORROWERS

No Borrower may assign or otherwise transfer all or any part of its rights or obligations under the Finance Documents without the prior consent of all the Underwriters.

29.3    ASSIGNMENTS AND TRANSFERS BY BANKS

    (a) Subject to paragraph (b) below, any Bank (the "ASSIGNOR") may at any time (with the prior written consent of the Company and the Issuing Banks) assign or otherwise transfer all or any part of its rights or obligations under this Agreement to another bank or financial institution (the "ASSIGNEE").

    (b) (i) Prior consent of the Company shall not be required in the case of an assignment or transfer to any Federal Reserve Bank or an Affiliate of the Assignor or to another Bank or an Affiliate of another Bank, but, in any such case, the Assignor shall give prompt notice of the assignment or transfer to the Facility Agent and the Letter of Credit Agent.

      (ii) Prior consent of the Issuing Banks shall not be required if the assignment or transfer occurs after the latest date for issuance of Letters of Credit under Clause 9 (and no Letters of Credit have been issued) or occurs after such date and does not relate to or affect all or any part of the Assignor's rights or obligations under Clause 9 of this Agreement.

      (iii) A transfer of obligations shall only be effective if the Assignee has confirmed to the Facility Agent and the Company (on behalf of itself and the other Borrowers), prior to the transfer taking effect, that it undertakes to be bound by the terms of this Agreement as a Bank in form and substance satisfactory to the Facility Agent and the Company; on any such transfer becoming effective and the Assignee becoming bound, the Assignor shall be relieved of its obligations to the extent that they are transferred to the Assignee.

      (iv) Each Assignee shall be deemed to make the representations and warranties set forth in Clause 15.4(d) and to undertake the obligations set forth in Clause 15.4(e).

    (c)    Nothing in this Agreement restricts the ability of a Bank:

      (i) to sub-contract an obligation if that Bank remains liable under this Agreement for that obligation; or

      (ii) to sub-participate its rights. However in the case of any such sub-contract or sub-participation, the Bank must retain sole management and voting powers under this Agreement in relation to the obligations and rights concerned.

29.4    SUBSTITUTION CERTIFICATES

    (a) If any Bank (the "EXISTING BANK") wishes to transfer all or any of its rights and/or obligations under this Agreement to another bank or financial institution (the "NEW BANK") as contemplated in Clause 29.3, then, as an alternative to Clause 29.3 and subject to paragraph (b) below, such transfer may (with the prior written consent of the Company and the Issuing Banks) be effected by way of a novation by the delivery to, and the execution by, the Facility Agent (which shall promptly notify the Letter of Credit Agent) of a duly completed certificate, substantially in the form of Exhibit J (a "SUBSTITUTION CERTIFICATE").

    (b)  (i)   Prior consent of the Company shall not be required in the case of a transfer to any Federal Reserve Bank, an Affiliate of the Existing Bank or to another Bank or to an Affiliate of another Bank, but, in any such case, the Existing Bank shall give prompt notice thereof to the Facility Agent and the Letter of Credit Agent.

      (ii) Prior consent of the Issuing Banks shall not be required if the transfer occurs after the latest date for issuance of Letters of Credit under Clause 9 (and no Letters of Credit have been issued) or occurs after such date and does not relate to or affect all or any part of the Existing Bank's rights or obligations under Clause 9 of this Agreement.

    (c)    On the date specified in the Substitution Certificate:

      (i) to the extent that in the Substitution Certificate the Existing Bank seeks to transfer its rights and/or obligations under this Agreement, each Borrower and the Existing Bank shall each be released from further obligations to each other under this Agreement and their respective rights against each other shall be cancelled (such rights and obligations being referred to in this Clause 29.4 as "DISCHARGED RIGHTS AND OBLIGATIONS");

      (ii) each Borrower and the New Bank shall each assume obligations towards each other and/or acquire rights against each other which differ from the Discharged Rights and Obligations only insofar as the Borrower and the New Bank have assumed and/or acquired them in place of the Borrower and the Existing Bank;

      (iii) the New Bank and the other Contracting Parties shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Bank been a Contracting Party as a Bank with the rights and/or the obligations acquired or assumed by it as a result of the transfer, and, on the date upon which the transfer takes effect, the New Bank named therein shall pay to the Facility Agent for its own account a transfer fee of 200; and

      (iv) each New Bank shall be deemed to make the representations and warranties set forth in Clause 15.4(d) and to undertake the obligations set forth in Clause 15.4(e).

    (d)  (i)    Subject to sub-paragraph (ii) below, each of the Contracting
Parties authorises the Facility Agent to execute any duly completed Substitution Certificate on its behalf.

      (ii) The authorisation contained in sub-paragraph (i) above does not extend to the execution of a Substitution Certificate on behalf of either the Existing Bank or the New Bank named therein.

    (e) The Facility Agent shall promptly notify the other Contracting Parties of the receipt and execution on their behalf by it of any Substitution Certificate.

29.5    REFERENCE BANKS

If a Reference Bank (or, if a Reference Bank is not an Underwriter, the Underwriter of which it is an Affiliate) ceases to be one of the Underwriters, the Facility Agent will, in consultation with the Company, appoint another Underwriter or an Affiliate of an Underwriter as a Reference Bank.

29.6    DISCLOSURE

Each Bank may disclose to a proposed assignee or transferee or a New Bank or any sub-participant, risk participant or other participant proposing to enter or having entered into a contract with the Bank regarding any Finance Document any information in the possession of the Bank received under this Agreement relating to any Borrower or any of its related entities as it sees fit.

29.7    CHANGE OF FACILITY OFFICE

Each Bank shall participate in this Agreement through its Facility Office(s), but may change any Facility Office from time to time by five Business Days' prior notice to the Facility Agent.

29.8    INCREASED COSTS/WITHHOLDING TAXES

If:

    (a) any assignment or transfer of all or any part of the rights or obligations of a Bank pursuant to Clause 29.3 or 29.4; or

    (b)    any change in a Bank's Facility Office,

results  at  that time in amounts becoming due under Clause 15.4(b) (Taxes) or
16.1 (Increased Costs), then the assignee, transferee, New Bank or Bank, as the case may be, shall be entitled to receive those amounts only to the extent that the assignor, transferor, Existing Bank or Bank, as the case may be, would have been so entitled had there been no assignment, transfer, substitution or change in Facility Office.

29.9    THE TENDER PANEL

    (a) Subject to paragraph (b) below, the Company may, after consultation with the Tender Panel Agent, from time to time require the termination or suspension of the right of any Tender Panel Member to make offers in respect of proposed Utilisations by notice to the Tender Panel Agent and the Tender Panel Member concerned.

    (b) Any termination under paragraph (a) above shall be without prejudice to the validity of any offer of the Tender Panel Member which was accepted before
the  termination.   The Company shall not be permitted to terminate or suspend the membership of any Tender Panel Member for as long as the Tender Panel
Member is an Underwriter or an Affiliate of an Underwriter.

    (c) The Company may from time to time, with the prior consent of the Facility Agent, nominate any bank or financial institution as a new Tender Panel Member, in which event:

      (i) the Company shall procure the delivery to the Facility Agent of an undertaking, substantially in the form set out in Exhibit K, duly completed by the proposed Tender Panel Member;

      (ii) upon the delivery of the undertaking to the Facility Agent and the counter-signature thereof by the Facility Agent on behalf of all the Contracting Parties, the proposed Tender Panel Member shall become a Contracting Party with the rights and obligations of a Tender Panel Member and references to the Tender Panel Members shall include the new Tender Panel Member; the Facility Agent is authorised by the Contracting Parties to counter-sign on their behalf a copy of any undertaking; and

      (iii) the Facility Agent shall notify the Company and the other Tender Panel Members accordingly.

    (d) Any Tender Panel Member may, by notice to the Tender Panel Agent, retire as a Tender Panel Member, whereupon its right to receive notice of any Request shall be terminated. The Tender Panel Agent shall notify the Company and the other Tender Panel Members accordingly.

29.10    BANKS

The Company may from time to time with the prior written consent of the Issuing Banks and upon notice to the Facility Agent and the relevant Bank request that the relevant Bank transfer all or any of its rights and/or obligations under this Agreement to another bank or financial institution nominated by the Company, in which event, provided that, as a result of the transfer, the credit rating issued by each of Standard & Poor's Corporation and Duff & Phelps, Inc. would be equal to or higher than that issued under Clause 9.2 of this Agreement,

      (i) such transfer shall be effected by way of novation pursuant to Clause 29.4 and the Company shall deliver to the relevant Bank a Substitution Certificate duly executed by the bank or financial institution nominated by the Company as a "NEW BANK" in accordance with Clause 29.4.
(ii) Immediately upon receipt of the Substitution Certificate the relevant Bank will execute the same as the "EXISTING BANK" in accordance with Clause
29.4 and deliver the Substitution Certificate to the Facility Agent as provided in Clause 29.4(a).

29.11    ADDITIONAL BORROWERS AND BORROWERS' AGENT

    (a) If the Company wishes any Subsidiary (the "PROPOSED BORROWER") to become an Additional Borrower, then:

      (i) the Company may, if the Subsidiary is a Specified Subsidiary, or with the prior consent of all the Underwriters if the Subsidiary is not a Specified Subsidiary, deliver to the Facility Agent the following documents in form and substance satisfactory to the Facility Agent:

         (A) a Letter of Accession duly executed by the Proposed Borrower and the Company;

         (B)   a copy of the constitutive documents of the Proposed Borrower;

         (C) copies of all other resolutions, authorisations, approvals, consents and licences, corporate, official or otherwise, necessary or desirable for the entry into and performance of the Letter of Accession and the transactions contemplated thereby and for the validity and enforceability thereof;

         (D) a copy of a resolution of the Board of Directors of the Proposed Borrower approving the Letter of Accession and authorising a specified person or persons, on behalf of the Proposed Borrower, to execute the Letter of Accession and to sign and/or despatch all notices, certificates and other documents to be signed and/or despatched under the Finance Documents to which it is or will be a party;

         (E) a copy of the signatures of those persons authorised, on behalf of the Proposed Borrower to execute the Letter of Accession and to sign and/or despatch all notices, certificates and other documents in connection with the Finance Documents;

         (F) A copy of the balance sheet and statements of income, shareholders' equity and cash flows for the preceding two Fiscal Years and the financial quarters (if any) succeeding the end of the last Fiscal Year;

         (G) legal opinion(s) from legal advisers acceptable to the Facility Agent, addressed to the Financial Institu-tions, in such form as the Facility Agent may reasonably require; and

         (H) such other documents, consents, licences, opinions, certificates and authorisations as the Facility Agent may reasonably request.

Each  of  the documents specified in sub-paragraphs (B) to (E) (inclusive) and
(G) above shall be certified by a duly authorised officer of the Proposed Borrower as being correct, complete and in full force and effect as at a date no earlier than the date of the Letter of Accession; and

      (ii) the Facility Agent shall promptly notify the Company and the other Financial Institutions of receipt of all of the above documents in form and substance satisfactory to the Facility Agent, whereupon the proposed Borrower shall become an Additional Borrower with like rights and obligations as though it had been an original Contracting Party as a Borrower and references to the Borrowers shall include the Proposed Borrower with effect from the date of the notification or (if later) the date referred to as the "ACCESSION DATE" in the relevant Letter of Accession.

    (b) If the Company wishes on behalf of the Borrowers to appoint a Borrowers' Agent or to replace the Borrower's Agent so appointed then:

      (i) the Company shall deliver to the Facility Agent the following documents in form and substance satisfactory to the Facility Agent:

        (A) a document substantially in the form of the Letter of Accession duly executed by the prospective Borrowers' Agent;

         (B) a copy of the constitutive documents of the proposed Borrowers' Agent (or if the same have previously been delivered, a certificate of no change);

         (C) copies of all other resolutions, authorisations, approvals, consents and licences, corporate, official or otherwise, necessary or desirable for the entry into and performance of the Letter of Accession and the transactions contemplated thereby and for the validity and enforceability thereof;

         (D) a copy of a resolution of the Board of Directors of the proposed Borrowers' Agent approving the Letter of Accession and authorising a specified person or persons, on behalf of the proposed Borrowers' Agent to execute the Letter of Accession and to sign and/or despatch all notices, certificates and other documents to be signed and/or despatched under the Finance Documents to which it is or will be a party;

           (E) a copy of the signatures of those persons authorised, on behalf of the proposed Borrowers' Agent to execute the Letter of Accession and to sign and/or despatch all notices, certificates and other documents in connection with the Finance Documents;

           (F) an opinion of a lawyer, acceptable to the Facility Agent, relating to the Borrowers' Agent, in a form to be agreed by the Facility Agent and the Company; and

           (G) such other documents, consents, licences, opinions, certificates and authorisations as the Facility Agent may reasonably request.

Each  of  the documents specified in sub-paragraphs (B) to (E) (inclusive) and
(G) above shall be certified by a duly authorised officer of the Borrowers' Agent as being correct, complete and in full force and effect as at a date no earlier than the date of the Letter of Accession; and

      (ii) the Facility Agent shall promptly notify the Company and the other Financial Institutions of receipt of all of the above documents in form and substance satisfactory to the Facility Agent, whereupon the proposed Borrowers' Agent shall become the Borrowers' Agent with like rights and obligations as though it had been an original Contracting Party with effect from the date of the notification or (if later) the date referred to as the "ACCESSION DATE" in the relevant Letter of Accession.

30.      SET-OFF

Each Financial Institution may (but shall not be obliged to) set off against any obligation of any Borrower due and payable by that Borrower under any Finance Document any moneys held by the Bank for the account of the Borrower at any office of the Financial Institution anywhere and in any currency. The Financial Institution may effect any appropriate currency exchanges to implement such set-off.

31.    INDEMNITIES

31.1    CURRENCY INDEMNITY

    (a)     If:

      (i) any amount payable by a Borrower under or in connection with any Finance Document is received by a Financial Institution in a currency (the "PAYMENT CURRENCY") other than that agreed in the relevant Finance Document (the "AGREED CURRENCY"), whether as a result of any judgment or order or the enforcement thereof, the liquidation of the Borrower or otherwise; and

     (ii) the amount produced by converting the Payment Currency so received into the Agreed Currency is less than the relevant amount of the Agreed Currency,

then the relevant Borrower shall, as an independent obligation, indemnify the Financial Institution for the deficiency and any loss sustained as a result. Such conversion shall be made promptly following receipt at such prevailing rate of exchange, in such market as is reasonably determined by the Financial Institution as being most appropriate for the conversion. The relevant Borrower shall in addition pay the reasonable costs of the conversion.

    (b) Each Borrower waives any right it may have in any jurisdiction to pay any amount under any Finance Document in a currency other than that in which it is expressed to be payable in the relevant Finance Document.

31.2    OTHER INDEMNITIES

    (a) Each Borrower shall indemnify each Financial Institution against any loss or expense which that Financial Institution may reasonably sustain or incur as a consequence of:

      (i)    the occurrence of any Default; or

      (ii)   the operation of Clause 21.2 (Default); or

      (iii) any repayment or prepayment of an Advance or payment of an overdue amount being made otherwise than on a Maturity Date relative thereto and, for the purpose of this Clause 31.2(a)(iii), a Maturity Date relative to an overdue amount shall be the last day of any Designated Term (as defined in Clause 12.3(a)(ii)(B)); or

      (iv) (other than by reason of gross negligence or default by any Bank or any Agent) any Utilisation not being effected after:

         (A) in the case of a Committed Facility, a Request has been served in respect thereof; or

         (B) in the case of an Uncommitted Facility, a Borrower has accepted offers for Advances or Bills in respect thereof; or

      (v) any prepayment not being made following notice thereof by a Borrower.

    (b) Each Company's liability under paragraph (a) above shall include, without limitation, any loss (but not loss of margin) or expense on account of funds borrowed, contracted for or utilised to fund any amount payable under any Finance Document, any amount repaid or prepaid or any Advance or Bill (as the case may be).

32.     PRO RATA SHARING

32.1     REDISTRIBUTION

    (a) Subject to Clause 32.2, if at any time the proportion which any Bank (the "RECEIVING BANK") has received or recovered (whether by set-off or otherwise) in respect of its portion of any sum due and owing from a Borrower under any Finance Document is greater (the amount of excess being referred to in this Clause 32.1 as the "EXCESS AMOUNT") than the proportion received or recovered by the Bank receiving or recovering the smallest proportion (which shall include a nil receipt), then:

      (i)     the receiving Bank shall promptly notify the Facility Agent;

      (ii) the receiving Bank shall promptly and in any event within ten days of receipt or recovery of the excess amount pay to the Facility Agent an amount equal to the excess amount;

      (iii) the Facility Agent shall treat the payment as if it were a payment by the Borrower on account of a sum owed to the Banks and shall pay the same to the Banks (including the receiving Bank) pro rata to their respective entitlements; and

      (iv) as between the Borrower and the receiving Bank the excess amount shall be treated as not having been paid, while as between the Borrower and each Bank (including the receiving Bank), it shall be treated as having been paid to the extent receivable by the Bank.

    (b) If a receiving Bank is subsequently required to repay to a Borrower any amount received or recovered by it and dealt with under paragraph (a) above, each Bank shall promptly repay to the Facility Agent for the account of the receiving Bank the portion of the amount distributed to it, together with interest thereon at a rate sufficient to reimburse the receiving Bank for any interest which it has been required to pay to the Borrower in respect of the portion of such amount.

32.2     NOTIFICATION

    (a) Each Bank shall promptly give notice to the Facility Agent of the receipt or recovery by the Bank of any amount received or recovered by it in respect of this Agreement otherwise than through the Facility Agent.

    (b) Each Bank shall give notice to the Facility Agent before instituting any legal action or proceedings under or in connection with this Agreement.

    (c) Upon receipt of any notice under paragraph (a) or (b) above, the Facility Agent will as soon as practicable notify all the other Banks.

33.    GOVERNING LAW

This Agreement is governed by English law.

34.     JURISDICTION

    (a) Each of the Contracting Parties irrevocably agrees for the benefit of each of the other Contracting Parties that the Courts of England shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any disputes, which may arise out of or in connection with the Finance Documents, and for such purposes irrevocably submits to the jurisdiction of such Courts.

    (b) Without prejudice to paragraph (a) above, each Contracting Party irrevocably agrees that the State Courts or the Federal District Courts sitting in New York City shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with the Finance Documents, and for such purposes irrevocably submits to the jurisdiction of such Courts.

    (c) Each Contracting Party irrevocably waives any objection which it may have now or hereafter to such Courts as are referred to in paragraph
(a) or (b) above being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with the Finance Documents and any claim that any such Court is not a convenient or appropriate forum.

    (d) Each Borrower agrees that the process by which any suit, action or proceeding in England is begun may be served on such Borrower by being delivered to Comdisco United Kingdom Limited at Comdisco House, Bennetts Close, Chippenham, Berkshire, SL1 5AP and that the process by which any suit action or proceeding in New York is begun may be served on such Borrower by being delivered to CT Corporation System, 1633 Broadway New York, New York, 10019.

   (e) The submission to the said jurisdictions shall not (and shall not be construed so as to) limit the right of any of the Contracting Parties to take proceedings against any other Contracting Party in any other court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

    (f) Each Borrower further irrevocably consents to the service of process out of the aforesaid Courts in any such action or proceedings by the mailing of copies thereof by registered or certified airmail, postage prepaid to the Borrower at its address applying for the time being under Clause 28.1

    (g) Nothing herein shall affect the right to serve process in any other manner7 permitted by law.

35.    SEVERABILITY

If any provision of this Agreement is prohibited or unenforceable in any jurisdiction, the prohibition or unenforceability shall not invalidate the remaining provisions of this Agreement or affect the validity or enforceability of the provision in any other jurisdiction.


36.    COUNTERPARTS

This Agreement may be executed in any number of counterparts and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

37.     LANGUAGE

Each document referred to herein or to be delivered hereunder shall be in the English language or accompanied by an English translation thereof certified as accurate by an officer of the Company or the Borrowers' Agent. In the case of confilict and unless the Facility Agent otherwise specifies, the English language version of any such document shall prevail.

IN WITNESS whereof the parties hereto have caused this Agreement to be duly executed on the date first written above.